As filed with the Securities and Exchange Commission on September 1, 2015

Securities Act File No. 2-69062
Investment Company Act File No. 811-03091

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES	|X|
ACT OF 1933
Pre-Effective Amendment No.	|_|
Post-Effective Amendment No. 54	|X|
and/or
REGISTRATION STATEMENT UNDER THE	|X|
INVESTMENT COMPANY ACT OF 1940
Amendment No. 56	|X|

(Check appropriate box or boxes)

BLACKROCK SERIES FUND, INC.
(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway
Wilmington, Delaware 19809
(Address of Principal Executive Office)
Registrant’s Telephone Number, including Area Code: (800) 441-7762

John M. Perlowski
BLACKROCK SERIES FUND, INC.
55 East 52nd Street, New York, New York 10055
(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund:	Benjamin Archibald, Esq.
Margery K. Neale, Esq.	BlackRock Advisors, LLC
Willkie Farr & Gallagher LLP	55 East 52nd Street
787 Seventh Avenue	New York, New York 10055
New York, New York 10019-6099

It is proposed that this filing will become effective (check appropriate box)

|_|	immediately upon filing pursuant to paragraph (b)

|X|	on September 1, 2015 pursuant to paragraph (b)

|_|	60 days after filing pursuant to paragraph (a)(1)

|_|	on (date) pursuant to paragraph (a)(1)

|_|	75 days after filing pursuant to paragraph (a)(2)

|_|	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

|_|	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Common Stock, par value, $0.10 per share.

This filing relates solely to the BlackRock Government Money Market Portfolio.

SEPTEMBER 1, 2015

PROSPECTUS

BlackRock Series Funds, Inc.

>	BlackRock Government Money Market Portfolio

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

	BlackRock Government Money Market Portfolio

Fund Overview
Key facts and details about the Fund listed in this prospectus, including investment objectives, principal investment strategies, principal risk factors, fee and expense information, and historical performance information

	Investment Objective	3
	Fees and Expenses of the Fund	3
	Principal Investment Strategies of the Fund	4
	Principal Risks of Investing in the Fund	4
	Performance Information	5
	Investment Manager	5
	Purchase and Sale of Fund Shares	5
	Tax Information	5
	Payments to Insurance Companies and Other Financial Intermediaries	6

Details About the Fund	How the Fund Invests	7
	Investment Risks	8
	Financial Highlights	10

Account Information	The Insurance Companies	A-2
	How to Buy and Sell Shares	A-2
	Short-Term Trading Policy	A-3

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	A-4
	Portfolio Manager Information	A-7
	Conflicts of Interest	A-9
	Valuation of Fund Investments	A-10
	Dividends, Distributions and Taxes	A-11

General Information	Shareholder Documents	A-13
	Certain Fund Policies	A-13
	Statement of Additional Information	A-13

Glossary	Glossary of Investment Terms	A-14

For More Information	Fund and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Government Money Market Portfolio

Investment Objective

The investment objective of the BlackRock Government Money Market Portfolio (the “Government Money Market Portfolio” or the “Fund”) is to seek to preserve capital, to maintain liquidity and achieve the highest possible current income consistent with the foregoing.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your variable annuity or insurance contract (the “Contract”) prospectus for information on the separate account fees and expenses associated with your Contract.

Shareholder Fees (fees paid directly from your investment)

The Fund is not subject to any Shareholder Fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.36%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.49%
Fee Waivers and/or Expense Reimbursements[1]	(0.04)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.45%
[1]	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC has contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.02% of average daily net assets until May 1, 2017. This contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$153	$270	$612

Principal Investment Strategies of the Fund

The Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash.

The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission (the “SEC”). The Fund will only purchase securities that present minimal credit risk as determined by BlackRock, the Fund’s investment manager, pursuant to guidelines approved by the Trust’s Board of Trustees. The U.S. Government securities in which the Fund invests may include variable and floating rate instruments, and the Fund may transact in U.S. Government securities on a when-issued and delayed delivery basis.

The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The following is a summary description of principal risks of investing in the Fund.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Repurchase Agreement Risk — The Fund may enter into repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the seller in a repurchase agreement transaction defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.
■	U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
■	Variable and Floating Rate Instrument Risk — The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.
■	When-Issued and Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The Fund’s Annual Total Returns prior to September 1, 2015 as reflected in the bar chart and the table are the returns of the Fund that followed different investment strategies under the name “BlackRock Money Market Portfolio.” Fund performance prior to September 1, 2015 is not an indication of future returns. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance is not an indication of future results. The bar chart and table do not reflect separate account fees and expenses. If they did, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

ANNUAL TOTAL RETURNS
BlackRock Government Money Market Portfolio
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 1.30% (quarter ended September 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2014). The year to date return as of March 31, 2015 was 0.00%.

As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Government Money Market Portfolio	0.01%	0.00%	1.57%

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”).

Purchase and Sale of Fund Shares

Shares of the Fund currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of insurance companies (the “Insurance Companies”) and certain accounts administered by the Insurance Companies (the “Accounts”) to fund benefits under the Contracts issued by the Insurance Companies. You may purchase or sell shares of the Fund each day the New York Stock Exchange is open.

The Fund does not have any initial or subsequent investment minimums. However, your Contract may require certain investment minimums. See the Contract prospectus for more information.

Tax Information

Distributions made by the Fund to an Account, and exchanges and redemptions of Fund shares made by an Account, ordinarily do not cause the corresponding Contract holder to recognize income or gain for Federal income tax purposes. See the Contract prospectus for information regarding the Federal income tax treatment of the distributions to Accounts and the holders of the Contracts.

Payments to Insurance Companies and Other Financial Intermediaries

BlackRock and its affiliates may make payments relating to distribution and sales support activities to the Insurance Companies and other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Insurance Company or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your Insurance Company or financial intermediary’s website for more information.

Details About the Fund

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the BlackRock Government Money Market Portfolio (the “Fund”) and your rights as a shareholder.

How the Fund Invests

Investment Objective

The investment objective of the Fund is to seek to preserve capital, to maintain liquidity and achieve the highest possible current income consistent with the foregoing.

Investment Process

The Fund is a money market fund managed pursuant to Rule 2a-7 under the Investment Company Act.

■	The Fund seeks to maintain a net asset value of $1.00 per share.
■	The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. The average life of the Fund’s portfolio is calculated without reference to the exceptions used for variable or floating rate securities regarding the use of the interest rate reset dates in lieu of the security’s actual maturity date. “Dollar-weighted” means the larger the dollar value of a debt security in the Fund, the more weight it gets in calculating this average.
■	Pursuant to Rule 2a-7 the Fund is subject to a “general liquidity requirement” that requires that the Fund hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under Section 22(e) of the Investment Company Act regarding share redemptions and any commitments the Fund has made to shareholders. To comply with this general liquidity requirement, BlackRock Advisors, LLC (“BlackRock”) must consider factors that could affect the Fund’s liquidity needs, including characteristics of the Fund’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly shareholder redemptions), this may require the Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements discussed below.
■	The Fund will not acquire any illiquid security (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund) if, immediately following such purchase, more than 5% of the Fund’s total assets are invested in illiquid securities. The Fund will not acquire any security other than a daily liquid asset unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets. The Fund will not acquire any security other than a weekly liquid asset unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. “Daily liquid assets” include (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. “Weekly liquid assets” include (i) and (ii) above as well as (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

Principal Investment Strategies

The Fund seeks to produce current income while attempting to maintain a share net asset value of $1.00.

The Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash.

The U.S. Government securities in which the Fund may invest include:

■	Repurchase Agreements — Repurchase agreements are transactions in which the Fund purchases a class of securities with the obligation to resell the securities shortly thereafter at a specified price which reflects interest payable to the Fund. The Fund may engage in repurchase agreements secured by U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and cash.
■	U.S. Government Obligations — The Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies, authorities, instrumentalities and sponsored enterprises, and related custodial receipts.
■	Variable and Floating Rate Instruments — Instruments that provide for adjustments in the interest rate on certain reset dates (variable) or whenever a specified interest rate index changes (floating).
■	When-Issued and Delayed Settlement Transactions — The purchase or sale of securities on a when-issued basis, on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

Other Strategies

In addition to the principal strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

■	Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Certain derivative securities that the Fund may buy or other techniques that the Fund may use may create leverage, including, but not limited to, when issued securities, forward commitments and futures contracts and options.
■	Reverse Repurchase Agreements — Reverse repurchase agreements are transactions in which the Fund sells a security with the obligation to repurchase the security shortly thereafter at a specified price which reflects a payment by the Fund. The Fund profits from entering into a reverse repurchase agreement by reinvesting the proceeds of the sale at a higher return than it has to pay to repurchase its security.
■	Securities Lending — The Fund may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

Investment Risks

This section contains a discussion of certain risks of investing in the Fund. The “Investment Objectives and Policies” section in the Statement of Additional Information (“SAI”) also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Principal Risks of Investing in the Fund:

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Income Risk — The Fund’s yield will vary as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Repurchase Agreement Risk — The Fund may enter into repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the seller in a repurchase agreement transaction defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.

U.S. Government Obligations Risk — Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable and Floating Rate Instrument Risk — The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

When-Issued and Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	BlackRock Government Money Market Portfolio
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0001	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net increase from investment operations	0.0001	0.0000	0.0000	0.0000	0.0000
Distributions from[2]:
Net investment income	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
Net realized gain	(0.0001)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0001)
Total distributions	(0.0001)	(0.0000)	(0.0000)	(0.0000)	(0.0001)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[4]
Based on net asset value	0.01%	0.00%	0.00%	0.00%	0.01%
Ratios to Average Net Assets
Total expenses	0.49%	0.55%	0.50%	0.43%	0.43%
Total expenses after fees waived and/or reimbursed	0.23%	0.25%	0.29%	0.29%	0.35%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%
Supplemental Data
Net assets, end of year (000)	$138,033	$148,485	$163,347	$195,061	$215,910

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

Table of Contents

BlackRock Series Fund, Inc.

Account Information
This Other Important Information section constitutes part of the prospectus for the shares of BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio, BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Government Money Market Portfolio, BlackRock Total Return Portfolio and BlackRock U.S. Government Bond Portfolio (hereinafter referred to collectively as the “Funds” or individually as a “Fund”).

	The Insurance Companies	A-2
	How to Buy and Sell Shares	A-2
	Short-Term Trading Policy	A-3

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	A-4
	Portfolio Manager Information	A-7
	Conflicts of Interest	A-9
	Valuation of Fund Investments	A-10
	Dividends, Distributions and Taxes	A-11

General Information	Shareholder Documents	A-13
	Certain Fund Policies	A-13
	Statement of Additional Information	A-13

Glossary	Glossary of Investment Terms	A-14

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Account Information

The Insurance Companies

Shares of the Funds currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of insurance companies (the “Insurance Companies”) and certain accounts administered by the Insurance Companies (the “Accounts”) to fund benefits under variable life insurance contracts and/or variable annuities (the “Contracts”) issued by the Insurance Companies. The manager of the Funds, BlackRock Advisors, LLC (“BlackRock”) is a wholly owned subsidiary of BlackRock, Inc.

The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Contract owner, which are set forth in the Contract. A Contract owner has no interest in the shares of a Fund, but only in the Contract. A Contract is described in the prospectus for that Contract. That prospectus describes the relationship between increases or decreases in the net asset value of shares of a Fund, and any distributions on such shares, and the benefits provided under a Contract. The prospectus for the Contract also describes various fees payable to the Insurance Companies and charges to the separate accounts made by the Insurance Companies with respect to the Contract. Since shares of the Funds will be sold only to the Insurance Companies for the Accounts, the terms “shareholder” and “shareholders” in this Prospectus refer to the Insurance Companies.

More than one Insurance Company may invest in each Fund. It is possible that differences might arise among the Accounts and that such differences could be considered material conflicts. Such a material conflict could arise due to changes in the law (such as state insurance law or federal tax law) which affect the various Accounts. It could also arise by reason of differences in voting instructions from Contract owners of one or more of the Insurance Companies, or for other reasons. The Insurance Companies will monitor events to identify such conflicts and to determine how to respond to such conflicts. If such a conflict occurs, an Insurance Company may be required to eliminate one or more divisions of its Account investing in the Funds or substitute a new Fund for a Fund in which a division invests.

If approved by the Board of Directors (the “Board”), BlackRock, on behalf of the Funds, may enter into agreements with a Service Organization, as defined below, pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These payments are based on a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization. The aggregate amount of these payments may be substantial.

BlackRock, BlackRock Investments, LLC (the “Distributor”) and its affiliates may make payments relating to distribution and sales support activities to insurance companies and other financial intermediaries (“Service Organizations”) out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Funds. These payments would be in addition to the Fund payments described above, if approved by the Board, and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Funds to you. Please contact your Service Organization for details about payments it may receive from the Funds or from BlackRock, the Distributor or their affiliates. For more information, see the Statement of Additional Information (“SAI”).

How to Buy and Sell Shares

Shares of each Fund are continuously offered, without sales charge, to the Insurance Companies. The price of shares purchased by the Insurance Companies is based on the next calculation of the per share net asset value of a Fund after an order is placed.

The Funds may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds will redeem all full and fractional shares for cash. The price of redeemed shares is based on the next calculation of net asset value after a redemption order is placed. The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the net asset value of such shares at such time.

Short-Term Trading Policy

Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Board has evaluated the risks of market timing activities by the Government Money Market Portfolio’s shareholders and has determined that due to (i) the Fund’s policy of seeking to maintain the Fund’s net asset value per share at $1.00 each day, (ii) the nature of the Fund’s portfolio holdings, and (iii) the nature of the Fund’s shareholders, it is unlikely that (a) market timing would be attempted by the Fund’s shareholders or (b) any attempts to market time the Fund by shareholders would result in a negative impact to the Fund or its shareholders. As a result, the Board has not adopted policies and procedures to deter short-term trading in the Fund. There can be no assurances, however, that the Fund may not, on occasion, serve as a temporary or short-term investment vehicle for those who seek to market time funds offered by other investment companies.

Management of the Funds

BlackRock

BlackRock, each Fund’s investment adviser, manages each Fund’s investments and its business operations subject to the oversight of each Fund’s Board. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $4.774 trillion in investment company and other portfolio assets under management as of March 31, 2015.

BlackRock Series Fund, Inc., on behalf of each Fund, has entered into a management agreement (the “Management Agreement”) with BlackRock. Under the Management Agreement, BlackRock receives for its services to the Funds a fee at the annual rate described herein. With respect to the Funds, the annual management fees payable to BlackRock (as a percentage of average daily net assets) are calculated as follows:

Average Daily Net Assets of the Eight Combined Funds	Rate of Management Fee
Not exceeding $250 million	0.50%
In excess of $250 million but not exceeding $300 million	0.45%
In excess of $300 million but not exceeding $400 million	0.40%
In excess of $400 million but not exceeding $800 million	0.35%
In excess of $800 million	0.30%

These fee rates are applied to the average daily net assets of each Fund, with the reduced rates above applicable to portions of the assets of each Fund to the extent that the aggregate average daily net assets of the eight combined Funds exceed $250 million, $300 million, $400 million and $800 million (each such amount being a “breakpoint level”). The portion of the assets of a Fund to which the rate at each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the eight combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the eight combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

With respect to each Fund, as set forth in the table below, BlackRock has i) contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements; and ii) contractually agreed to reimburse fees in order to limit operational and recordkeeping fees to the amounts noted in the table below.

	Contractual Caps[1] on Total Annual Fund Operating Expenses* (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Contractual Caps[1] on fees paid by Fund for Operational and Recordkeeping Services
Balanced Capital Portfolio	0.50%	0.04%
Capital Appreciation Portfolio	0.57%	0.04%
Global Allocation Portfolio	0.57%	0.04%
Government Money Market Portfolio	0.50%	0.02%
High Yield Portfolio	0.50%	0.05%
Large Cap Core Portfolio	0.50%	0.04%
Total Return Portfolio	0.50%	0.05%
U.S. Government Bond Portfolio	0.50%	0.05%

*	As a percentage of average daily net assets and based on current fees.
[1]	The contractual caps for each Fund except the Government Money Market Portfolio are in effect until May 1, 2016. The contractual caps for the Government Money Market Portfolio are in effect until May 1, 2017. The contractual agreement may be terminated, with respect to each Fund, upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

With respect to each Fund, BlackRock has voluntarily agreed to waive its management fees by the amount of advisory fees the Fund pays to BlackRock indirectly through its investment in affiliated money market funds.

For the fiscal year ended December 31, 2014, the aggregate management fees, net of any applicable waivers, paid by each Fund to BlackRock as a percentage of each Fund’s average daily net assets were:

Balanced Capital Portfolio	0.36%
Capital Appreciation Portfolio	0.36%
Global Allocation Portfolio	0.35%
Government Money Market Portfolio	0.15%
High Yield Portfolio	0.17%
Large Cap Core Portfolio	0.36%
Total Return Portfolio	0.23%
U.S. Government Bond Portfolio	0.26%

BlackRock has voluntarily agreed to waive a portion of its fees and/or reimburse operating expenses to enable the Government Money Market Portfolio to maintain a minimum daily net investment income dividend. BlackRock may discontinue this waiver and/or reimbursement at any time without notice.

Prior to July 1, 2014, BlackRock Financial Management, Inc. served as a sub-adviser to the BlackRock Balanced Capital Portfolio, BlackRock High Yield Portfolio, BlackRock Total Return Portfolio and BlackRock U.S. Government Bond Portfolio and received for its services a monthly fee from BlackRock at an annual rate equal to a percentage of the advisory fee paid to the Manager under the Management Agreement. Prior to July 1, 2014, BlackRock Investment Management, LLC served as a sub-adviser to the BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio and BlackRock Large Cap Core Portfolio and received for its services a monthly fee from BlackRock at an annual rate equal to a percentage of the advisory fee paid to the Manager under the Management Agreement.

A discussion of the basis for the Board’s approval of the Management Agreement with respect to each of the Funds is included in the respective Fund’s semi-annual shareholder report for the fiscal period ended June 30, 2015.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Legal Proceedings. On May 27, 2014, certain purported investors in the BlackRock Global Allocation Fund, Inc. (“Global Allocation”) and the BlackRock Equity Dividend Fund (“Equity Dividend”) filed a consolidated complaint (the “Consolidated Complaint”) in the United States District Court for the District of New Jersey against BlackRock, BlackRock Investment Management, LLC and BlackRock International Limited (collectively, the “Defendants”) under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. The Consolidated Complaint, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, alleges that the Defendants violated Section 36(b) of the Investment Company Act by receiving allegedly excessive investment advisory fees from Global Allocation and Equity Dividend. The Consolidated Complaint seeks, among other things, to recover on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees from one year prior to the filing of the lawsuit and purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in the Consolidated Complaint are without merit and intend to vigorously defend the action.

Portfolio Manager Information

Information regarding the portfolio managers of each Fund (other than Government Money Market Portfolio) is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Funds’ SAI.

Balanced Capital Portfolio

The Balanced Capital Portfolio is managed by a team of financial professionals. Peter Stournaras, CFA is primarily responsible for the day-to-day management of the equity portion of the Fund’s portfolio. Rick Rieder and Bob Miller are jointly and primarily responsible for the day-to-day management of the fixed-income portion of the Fund’s portfolio. Philip Green is responsible for the asset allocation of the equity and fixed-income portions of the Fund’s portfolio.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Peter Stournaras, CFA	Primarily responsible for the day-to-day management of the equity portion of the Fund’s portfolio, including setting the overall investment strategy and overseeing the management of the equity portion of the Fund’s portfolio.	2010
Managing Director of BlackRock, Inc. since 2010; Director at Northern Trust Company from 2006 to 2010; Portfolio Manager at Smith Barney/Legg Mason from 2005 to 2006; Director at Citigroup Asset Management from 1998 to 2005.

Rick Rieder	Jointly and primarily responsible for the day-to-day management of the fixed-income portion of the Fund’s portfolio, including setting the overall investment strategy and overseeing the management of the fixed-income portion of the Fund’s portfolio.	2010
Chief Investment Officer of Fixed Income, Fundamental Portfolios of BlackRock, Inc. and Head of its Global Credit Business and Credit Strategies, Multi-Sector, and Mortgage Groups since 2010; Managing Director of BlackRock, Inc. since 2009; President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009; Managing Director of Lehman Brothers from 1994 to 2008.

Bob Miller	Jointly and primarily responsible for the day-to-day management of the fixed-income portion of the Fund’s portfolio, including setting the overall investment strategy and overseeing the management of the fixed-income portion of the Fund’s portfolio.	2011	Managing Director of BlackRock, Inc. since 2011; Co-Founder and Partner of Round Table Investment Management Company from 2007 to 2009; Managing Director of Bank of America from 1999 to 2007.
Philip Green	Primarily responsible for the asset allocation of the equity and fixed-income portions of the Fund’s portfolio.	2008	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Management, L.P. (“MLIM”) from 1999 to 2006.

Capital Appreciation Portfolio

The Capital Appreciation Portfolio is managed by Lawrence Kemp, who is primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Lawrence Kemp	Primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Managing Director of BlackRock, Inc. since 2012; Prior to joining BlackRock, Inc., Mr. Kemp was a Managing Director at UBS Global Asset Management.

Global Allocation Portfolio

The Global Allocation Portfolio is managed by a team of financial professionals. Dennis Stattman, CFA, Dan Chamby, CFA and Aldo Roldan, PhD are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Dennis Stattman, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2001	Managing Director of BlackRock, Inc. since 2006 and Head of Global Allocation Team.
Dan Chamby, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2003	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006.
Aldo Roldan, PhD	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock, Inc. since 2008; Director of BlackRock, Inc. from 2006 to 2007.

High Yield Portfolio

The High Yield Portfolio is managed by a team of financial professionals. James Keenan, CFA, Mitchell Garfin, CFA, David Delbos and Derek Schoenhofen are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
James Keenan, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2007	Managing Director of BlackRock, Inc. since 2008 and Head of the Leveraged Finance Portfolio Team; Director of BlackRock, Inc. from 2006 to 2007.
Mitchell Garfin, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2005 to 2008.
David Delbos	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2014	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2007 to 2011; Vice President of BlackRock, Inc. from 2005 to 2006.
Derek Schoenhofen	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Director of BlackRock, Inc. since 2006; Vice President of BlackRock, Inc. from 2000 to 2005.

Large Cap Core Portfolio

The Large Cap Core Portfolio is managed by Peter Stournaras, CFA, who is primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Peter Stournaras, CFA	Primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2010
Managing Director of BlackRock, Inc. since 2010; Director at Northern Trust Company from 2006 to 2010; Portfolio Manager at Smith Barney/Legg Mason from 2005 to 2006; Director at Citigroup Asset Management from 1998 to 2005.

Total Return Portfolio

The Total Return Portfolio is managed by a team of financial professionals. Rick Rieder and Bob Miller are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Rick Rieder	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2010
Chief Investment Officer of Fixed Income, Fundamental Portfolios of BlackRock, Inc. and Head of its Global Credit Business and Credit Strategies, Multi-Sector, and Mortgage Groups since 2010; Managing Director of BlackRock, Inc. since 2009; President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009; Managing Director of Lehman Brothers from 1994 to 2008.

Bob Miller	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Managing Director of BlackRock, Inc. since 2011; Co-Founder and Partner of Round Table Investment Management Company from 2007 to 2009; Managing Director of Bank of America from 1999 to 2007.

U.S. Government Bond Portfolio

The U.S. Government Bond Portfolio is managed by a team of financial professionals. Bob Miller and Matthew Kraeger are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Bob Miller	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Managing Director of BlackRock, Inc. since 2011; Co-Founder and Partner of Round Table Investment Management Company from 2007 to 2009; Managing Director of Bank of America from 1999 to 2007.
Matthew Kraeger	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Director of BlackRock, Inc. since 2009; Vice President of BlackRock, Inc. from 2006 to 2008.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders.

BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to that of the Fund. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in an Affiliate having positions that are adverse to those of the Fund. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

In addition, the Fund may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions.

In addition, the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Board, each Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent will receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

Each Fund Other Than Government Money Market Portfolio

When an Insurance Company purchases shares, the Insurance Company pays the net asset value. This is the offering price. Shares are also redeemed at their net asset value. A Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (“NYSE”) is open as of the close of business on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. (Eastern time). The net asset value used in determining a share price is the next one calculated after a purchase or redemption order is placed. Each business day, the net asset values of the Funds are transmitted electronically to the Insurance Companies that use the Funds as underlying investment options for Contracts.

The Funds’ assets and liabilities are valued primarily on the basis of market quotations. Equity investments and other instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. The Funds value fixed-income portfolio securities and non-exchange traded derivatives using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Board. Short-term debt securities with remaining maturities of 60 days or less may be valued on the basis of amortized cost.

Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Foreign securities owned by a Fund may trade on weekends or other days when the Fund does not price its shares. As a result, a Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares.

Generally, trading in foreign securities, U.S. Government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or other liability is thinly traded (e.g., municipal securities, certain small cap and emerging growth companies and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the Fund. For instance, significant events may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If such event occurs, those instruments may be fair valued. Similarly, foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a Fund’s pricing time.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

The Funds may accept orders from certain authorized financial intermediaries or their designees. The Funds will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by a Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Government Money Market Portfolio

When an Insurance Company purchases shares, the Insurance Company pays the net asset value (normally $1.00 per share). This is the offering price. Shares are also redeemed at their net asset value.

The Fund calculates the net asset value (generally by using market quotations) each day the NYSE is open as of the close of business on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. (Eastern time). The net asset value used in determining your share price is the next one calculated after your purchase or redemption order becomes effective. Share purchase orders are effective on the date Federal Funds become available to the Fund.

The amortized cost method is used in calculating net asset value, meaning that the calculation is based on a valuation of the assets held by the Fund at cost, with an adjustment for any discount or premium on a security at the time of purchase.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

The Government Money Market Portfolio declares dividends of net investment income daily and reinvests dividends monthly in additional full and fractional shares of the Fund. The U.S. Government Bond Portfolio, High Yield Portfolio and Total Return Portfolio declare dividends of net investment income daily and reinvest dividends monthly in additional full and fractional shares of the respective Fund. The Global Allocation Portfolio, Large Cap Core Portfolio, Capital Appreciation Portfolio and Balanced Capital Portfolio declare dividends of net investment income and reinvest dividends at least annually in additional shares of the respective Funds.

Each Fund will distribute net realized capital gains, if any, at least annually. Capital gain dividends are reinvested at least annually in the form of additional shares at net asset value or, at the shareholder’s option, paid in cash.

Each Fund has elected to be treated, and intends to qualify each year, as a regulated investment company. In order to qualify to be taxed as a regulated investment company, each Fund must meet certain income and asset diversification tests and distribution and investor control requirements. If a Fund were to fail to comply with the diversification or investor control requirements or otherwise were to fail to qualify for the special tax treatment afforded to regulated investment companies, Contracts invested in the Fund would not be treated as annuity, endowment or life insurance contracts for federal tax purposes. Income and gain earned inside the Contracts in current and prior years would be taxed currently to the holders of Contracts and would remain taxable in future years, even if the Fund were to become adequately diversified.

Dividends paid by a Fund may be included in an Insurance Company’s gross income. The tax treatment of these dividends depends on the Insurance Company’s tax status. A description of an Insurance Company’s tax status is contained in the prospectus for the applicable insurance policy.

A 3.8% Medicare tax is imposed on the net investment income (which includes taxable dividends, taxable annuity payments, and redemption proceeds) of certain individuals, trusts and estates.

A 30% withholding tax is currently imposed on dividends, interest, annuity payments and other income items paid, and will be imposed on redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply.

General Information

Shareholder Documents

Please contact your insurance company for a copy of the Funds’ annual and semi-annual reports.

Certain Fund Policies

Anti-Money Laundering Requirements

Each Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund is required to obtain sufficient information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals. Such information may be verified using third-party sources. This information will be used only for compliance with the Patriot Act or other applicable laws, regulations and rules in connection with money laundering, terrorism or economic sanctions.

Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is each Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how they invest, please see the SAI.

For a discussion of each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI.

Glossary

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about the Funds, please see the SAI.

60% Russell 1000® Index/40% Barclays U.S. Aggregate Bond Index — a customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Barclays U.S. Aggregate Bond Index (40%).

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which the Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Barclays U.S. Aggregate Bond Index — a widely recognized unmanaged market-weighted index comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Barclays U.S. Corporate High Yield 2% Issuer Capped Index — an unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Barclays U.S. Government/Mortgage Index — an index that measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

Barclays U.S. Mortgage-Backed Securities Index — an unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

BofA Merrill Lynch Current 5-Year U.S. Treasury Index — an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond.

Citigroup Non-U.S. Dollar World Government Bond Index — an unmanaged market capitalization-weighted index that tracks 22 government bond indexes, excluding the United States.

Contract — a Fund offers its shares only to participating insurance companies. These insurance companies write variable annuity and/or variable life insurance contracts that allow the contract owner to choose a Fund as an investment option. The contract owner does not become a Fund shareholder.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Dividend Expense — represents dividends paid to lenders of borrowed securities. Dividend Expenses will vary depending on whether the securities the Fund sells short pay dividends and the amount of those dividends.

FTSE World Index — an unmanaged capitalization-weighted index comprised of 2,545 equities from 35 countries in 4 regions, including the United States.

FTSE World (ex U.S.) Index — an unmanaged capitalization-weighted index comprised of 1,888 equities from 34 countries, excluding the United States.

Management Fee — a fee paid to BlackRock for managing the Fund.

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Other Expenses — include accounting, transfer agency, custody, professional fees and registration fees.

Reference Benchmark — an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

Russell 1000® Growth Index — an unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index — an index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

S&P 500® Index — an unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

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For More Information

Funds and Service Providers

THE FUNDS

BlackRock Series Fund, Inc.
    BlackRock Balanced Capital Portfolio
    BlackRock Capital Appreciation Portfolio
    BlackRock Global Allocation Portfolio
    BlackRock Government Money Market Portfolio
    BlackRock High Yield Portfolio
    BlackRock Large Cap Core Portfolio
    BlackRock Total Return Portfolio
    BlackRock U.S. Government Bond Portfolio
100 Bellevue Parkway
Wilmington, Delaware 19809

Written Correspondence:

P.O. Box 9819
Providence, Rhode Island 02940-8019

Overnight Mail:

4400 Computer Drive
Westborough, Massachusetts 01588

(800) 441-7762

MANAGER

BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Deloitte & Touche LLP
1700 Market Street
Philadelphia, Pennsylvania 19103

ACCOUNTING SERVICES PROVIDER

BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

DISTRIBUTOR

BlackRock Investments, LLC
40 East 52nd Street
New York, New York 10022

CUSTODIANS

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Brown Brothers Harriman & Co.1
40 Water Street
Boston, Massachusetts 02109

COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

[1]	For BlackRock Global Allocation Portfolio

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Funds’ investments. The annual report describes each Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information

A Statement of Additional Information (“SAI”), dated September 1, 2015 has been filed with the SEC. The SAI, which includes additional information about each Fund, may be obtained free of charge, along with each Fund’s annual and semi-annual reports, by calling (800) 441-7762 or visiting www.blackrock.com/prospectus/insurance. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 441-7762.

Purchases and Redemptions

Call your financial professional or BlackRock Investor Services at (800) 441-7762.

World Wide Web

General Fund information and specific Fund performance, including the SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/prospectus/insurance. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Series Fund, Inc.
PO Box 9819
Providence, Rhode Island 02940-8019

Overnight Mail

BlackRock Series Fund, Inc.
4400 Computer Drive
Westborough, Massachusetts 01588

Internal Wholesalers/Broker Dealer Support

Available on any business day to support investment professionals. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of each Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC’s website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549. Information about obtaining documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.

The SEC and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT COMPANY ACT FILE # 811-3091
© BlackRock Advisors, LLC

PRO-19057MM-0815

STATEMENT OF ADDITIONAL INFORMATION

BlackRock Series Fund, Inc.

100 Bellevue Parkway, Wilmington, DE 19809 • Phone No. (800) 441-7762

BlackRock Series Fund, Inc. (the “Fund”) is an open-end management investment company that has a wide range of investment objectives among its eight separate Portfolios. This Statement of Additional Information relates to: BlackRock Balanced Capital Portfolio (“Balanced Capital Portfolio”), BlackRock Capital Appreciation Portfolio (“Capital Appreciation Portfolio”), BlackRock Global Allocation Portfolio (“Global Allocation Portfolio”), BlackRock Government Money Market Portfolio (“Government Money Market Portfolio”), BlackRock High Yield Portfolio (“High Yield Portfolio”), BlackRock Large Cap Core Portfolio (“Large Cap Core Portfolio”), BlackRock Total Return Portfolio (“Total Return Portfolio”) and BlackRock U.S. Government Bond Portfolio (“U.S. Government Bond Portfolio”) (referred to herein as the “Portfolios” or, individually, a “Portfolio”). Each Portfolio is in effect a separate fund issuing its own shares. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses of the Portfolios dated September 1, 2015, as they may be amended or supplemented from time to time, which have been filed with the Securities and Exchange Commission (the “Commission” or the “SEC”) and can be obtained, without charge, by calling (800) 441-7762 or by writing to the Fund at the above address. Each Portfolio’s Prospectus is incorporated by reference into this Statement of Additional Information, and Part I of this Statement of Additional Information and the portions of Part II of this Statement of Additional Information that relate to the Portfolios have been incorporated by reference into the Portfolios’ Prospectuses. The portions of Part II of this Statement of Additional Information that do not relate to the Portfolios do not form a part of the Portfolios’ Statement of Additional Information, have not been incorporated by reference into the Portfolios’ Prospectuses and should not be relied upon by investors in the Portfolios. The audited financial statements of the Fund are incorporated into this Statement of Additional Information by reference to the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2014 (the “Annual Report”). You may request a copy of the Annual Report at no charge by calling (800) 441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time on any business day.

References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Commission, Commission staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the Commission, Commission staff or other authority.

BlackRock Advisors, LLC (“BlackRock”) — Manager
BlackRock Investments, LLC (“BRIL”) — Distributor

The date of this Statement of Additional Information is September 1, 2015.

PART I: INFORMATION ABOUT THE PORTFOLIOS

Part I of this Statement of Additional Information (“SAI”) sets forth information about each Portfolio. It includes information about the Fund’s Board of Directors (the “Board” or the “Board of Directors”), the management services provided to and the management fees paid by each Portfolio and information about other fees applicable to and services provided to each Portfolio. This Part I of this SAI should be read in conjunction with each Portfolio’s Prospectus and those portions of Part II of this SAI that pertain to the Portfolios.

Shares of each Portfolio are sold to separate accounts (“Separate Accounts”) of insurance companies (“Insurance Companies”) to fund certain variable life insurance and/or variable annuity contracts (together, “Contracts”) issued by such companies. Certain Insurance Companies may be affiliates of the Manager. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Contract owner, which are set forth in the Contract. A Contract owner has no interest in the shares of each Portfolio, but only in the Contract. A Contract is described in the prospectus for that Contract. That prospectus describes the relationship between increases or decreases in the net asset value of shares of each Portfolio, and any distributions on such shares, and the benefits provided under a Contract. The prospectus for the Contracts also describes various fees payable to the Insurance Companies and charges to the Separate Accounts made by the Insurance Companies with respect to the Contracts. Since shares of the Portfolios will be sold only to the Insurance Companies for the Separate Accounts, the terms “shareholder” and “shareholders” in this SAI refer to the Insurance Companies.

I. Investment Objectives and Policies

The investment objective of each Portfolio is included in its Prospectus.

Set forth below is a listing of some of the types of investments and investment strategies that each Portfolio may use, and the risks and considerations associated with those investments and investment strategies. Please see Part II of this SAI for further information on these investments and investment strategies. Information contained in Part II about the risks and considerations associated with investments and/or investment strategies applies only to the extent the Portfolio makes each type of investment or uses each investment strategy. Information that does not apply to the Portfolio does not form a part of the Portfolio’s SAI and should not be relied on by investors in the Portfolio.

Only information that is clearly identified as applicable to each Portfolio is considered to form a part of that Portfolio’s SAI.

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio
144A Securities	X	X	X	X
Asset-Backed Securities	X		X	X
Asset-Based Securities	X	X	X	X
Precious Metal-Related Securities	X	X	X	X
Bank Loans	X		X	X
Borrowing and Leverage	X	X	X	X
Cash Flows; Expenses				X
Cash Management	X	X	X	X
Collateralized Debt Obligations	X		X	X
Collateralized Bond Obligations	X		X	X
Collateralized Loan Obligations	X		X	X
Commercial Paper	X	X	X	X
Commodity-Linked Derivative Instruments and Hybrid Instruments	X		X	X
Qualifying Hybrid Instruments	X		X
Hybrid Instruments Without Principal Protection	X		X
Limitations on Leverage	X		X
Counterparty Risk	X		X
Convertible Securities	X	X	X	X
Cyber Security Issues	X	X	X	X
Debt Securities	X	X	X	X
Depositary Receipts (ADRs, EDRs and GDRs)	X	X	X	X
Derivatives	X	X	X	X

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio
Hedging	X	X	X	X
Indexed and Inverse Securities	X	X	X	X
Swap Agreements	X	X	X	X
Interest Rate Swaps, Caps and Floors	X		X	X
Credit Default Swap Agreements and Similar Instruments	X		X	X
Contracts for Difference			X
Credit Linked Securities	X		X	X
Interest Rate Transactions and Swaptions	X		X	X
Total Return Swap Agreements	X		X	X
Types of Options	X	X	X	X
Options on Securities and Securities Indices	X	X	X	X
Call Options	X	X	X	X
Put Options	X	X	X	X
Options on Government National Mortgage Association (“GNMA”) Certificates	X	X	X	X
Risks Associated with Options	X	X	X	X
Futures	X	X	X	X
Risks Associated with Futures	X	X	X	X
Foreign Exchange Transactions	X	X	X	X
Forward Foreign Exchange Transactions	X	X	X	X
Currency Futures	X	X	X	X
Currency Options	X	X	X	X
Currency Swaps	X	X	X	X
Limitations on Currency Transactions	X	X	X	X
Risk Factors in Hedging Foreign Currency	X	X	X	X
Risk Factors in Derivatives	X	X	X	X
Credit Risk	X	X	X	X
Currency Risk	X	X	X	X
Leverage Risk	X	X	X	X
Liquidity Risk	X	X	X	X
Correlation Risk	X	X	X	X
Index Risk	X	X	X	X
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives	X	X	X	X
Distressed Securities	X		X	X
Dollar Rolls	X			X
Equity Securities	X	X	X	X
Exchange Traded Notes (“ETNs”)	X		X	X
Foreign Investment Risks	X	X	X	X
Foreign Market Risk	X	X	X	X
Foreign Economy Risk	X	X	X	X
Currency Risk and Exchange Risk	X	X	X	X
Governmental Supervision and Regulation/ Accounting Standards	X	X	X	X
Certain Risks of Holding Fund Assets Outside the United States	X	X	X	X
Publicly Available Information	X	X	X	X
Settlement Risk	X	X	X	X
Funding Agreements				X
Guarantees				X
Illiquid or Restricted Securities	X	X	X	X
Inflation-Indexed Bonds	X		X	X
Inflation Risk	X	X	X	X
Information Concerning the Indexes
Standard & Poor’s 500® Index
Russell Indexes

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio
MSCI Indexes
Initial Public Offering (“IPO”) Risk	X	X	X	X
Investment Grade Debt Obligations	X	X	X	X
Investment in Emerging Markets	X		X	X
Brady Bonds	X			X
Investment in Other Investment Companies	X	X	X	X
Exchange Traded Funds	X	X	X	X
Junk Bonds	X		X	X
Lease Obligations				X
Life Settlement Investments
Liquidity Management	X	X	X	X
Master Limited Partnerships	X		X	X
Merger Transaction Risk
Mezzanine Investments	X		X	X
Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	X	X	X	X
Money Market Securities	X	X	X	X
Mortgage-Related Securities	X		X	X
Mortgage-Backed Securities	X		X	X
Collateralized Mortgage Obligations (“CMOs”)	X		X	X
Adjustable Rate Mortgage Securities	X			X
CMO Residuals	X			X
Stripped Mortgage-Backed Securities	X			X
Tiered Index Bonds	X			X
TBA Commitments		X	X	X
Municipal Investments	X		X	X
Risk Factors and Special Considerations Relating to Municipal Bonds	X		X	X
Description of Municipal Bonds	X		X	X
General Obligation Bonds	X		X	X
Revenue Bonds	X		X	X
Private Activity Bonds (“PABs”)	X		X	X
Moral Obligation Bonds	X			X
Municipal Notes	X			X
Municipal Commercial Paper	X			X
Municipal Lease Obligations	X			X
Tender Option Bonds	X		X	X
Yields	X			X
Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs	X			X
Transactions in Financial Futures Contracts	X			X
Call Rights	X			X
Municipal Interest Rate Swap Transactions	X			X
Insured Municipal Bonds	X			X
Build America Bonds	X			X
Net Interest Margin (NIM) Securities	X
Participation Notes	X		X
Pay-in-kind Bonds	X		X	X
Portfolio Turnover Rates	X	X	X	X
Preferred Stock	X	X	X	X
Real Estate Related Securities	X	X	X
Real Estate Investment Trusts (“REITs”)	X	X	X	X
Repurchase Agreements and Purchase and Sale Contracts	X	X	X	X
Reverse Repurchase Agreements	X	X	X	X
Rights Offerings and Warrants to Purchase	X	X	X	X
Securities Lending	X	X	X	X

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio
Securities of Smaller or Emerging Growth Companies	X	X	X	X
Short Sales	X		X	X
Sovereign Debt	X	X	X	X
Standby Commitment Agreements	X	X	X	X
Stripped Securities	X		X	X
Structured Notes	X		X	X
Supranational Entities	X		X	X
Tax-Exempt Derivatives
Tax-Exempt Preferred Shares
Taxability Risk
Trust Preferred Securities	X	X	X	X
U.S. Government Obligations	X	X	X	X
U.S. Treasury Obligations	X	X	X	X
Utility Industries	X	X	X	X
When Issued Securities, Delayed Delivery Securities and Forward Commitments	X	X	X	X
Yields and Ratings	X		X	X
Zero Coupon Securities	X		X	X

	BlackRock U.S. Government Bond Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio
144A Securities	X	X	X
Asset-Backed Securities	X		X
Asset-Based Securities	X		X
Precious Metal-Related Securities	X	X	X
Bank Loans	X		X
Borrowing and Leverage	X	X	X
Cash Flows; Expenses	X	X	X
Cash Management	X	X	X
Collateralized Debt Obligations	X		X
Collateralized Bond Obligations	X		X
Collateralized Loan Obligations	X		X
Commercial Paper	X	X	X
Commodity-Linked Derivative Instruments and Hybrid Instruments			X
Qualifying Hybrid Instruments			X
Hybrid Instruments Without Principal Protection			X
Limitations on Leverage			X
Counterparty Risk			X
Convertible Securities	X	X	X
Cyber Security Issues	X	X	X
Debt Securities	X	X	X
Depositary Receipts (ADRs, EDRs and GDRs)	X	X	X
Derivatives	X	X	X
Hedging	X	X	X
Indexed and Inverse Securities	X	X	X
Swap Agreements	X	X	X
Interest Rate Swaps, Caps and Floors	X		X
Credit Default Swap Agreements and Similar Instruments	X		X
Contracts for Difference			X
Credit Linked Securities	X		X
Interest Rate Transactions and Swaptions	X		X
Total Return Swap Agreements	X	X	X
Types of Options	X	X	X
Options on Securities and Securities Indices	X	X	X
Call Options	X	X	X

	BlackRock U.S. Government Bond Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio
Put Options	X	X	X
Options on GNMA Certificates	X		X
Risks Associated with Options	X	X	X
Futures	X	X	X
Risks Associated with Futures	X	X	X
Foreign Exchange Transactions	X	X	X
Forward Foreign Exchange Transactions	X	X	X
Currency Futures	X	X	X
Currency Options	X	X	X
Currency Swaps	X	X	X
Limitations on Currency Transactions	X	X	X
Risk Factors in Hedging Foreign Currency	X	X	X
Risk Factors in Derivatives	X	X	X
Credit Risk	X	X	X
Currency Risk	X	X	X
Leverage Risk	X	X	X
Liquidity Risk	X	X	X
Correlation Risk	X	X	X
Index Risk	X		X
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives	X	X	X
Distressed Securities			X
Dollar Rolls	X		X
Equity Securities		X	X
ETNs			X
Foreign Investment Risks	X	X	X
Foreign Market Risk	X	X	X
Foreign Economy Risk	X	X	X
Currency Risk and Exchange Risk	X	X	X
Governmental Supervision and Regulation/Accounting Standards	X	X	X
Certain Risks of Holding Fund Assets Outside the United States	X	X	X
Publicly Available Information	X	X	X
Settlement Risk	X	X	X
Funding Agreements	X
Guarantees	X
Illiquid or Restricted Securities	X	X	X
Inflation-Indexed Bonds	X		X
Inflation Risk	X	X	X
Information Concerning the Indexes
Standard & Poor’s 500® Index
Russell Indexes		X
MSCI Indexes
IPO Risk		X
Investment Grade Debt Obligations	X	X	X
Investment in Emerging Markets	X	X	X
Brady Bonds			X
Investment in Other Investment Companies	X	X	X
Exchange Traded Funds	X	X	X
Junk Bonds			X
Lease Obligations	X
Life Settlement Investments
Liquidity Management	X	X	X
Master Limited Partnerships		X
Merger Transaction Risk		X
Mezzanine Investments			X

	BlackRock U.S. Government Bond Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio
Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	X		X
Money Market Securities	X	X	X
Mortgage-Related Securities	X		X
Mortgage-Backed Securities	X		X
CMOs	X		X
Adjustable Rate Mortgage Securities	X		X
CMO Residuals	X		X
Stripped Mortgage-Backed Securities	X		X
Tiered Index Bonds	X		X
TBA Commitments	X		X
Municipal Investments	X		X
Risk Factors and Special Considerations Relating to Municipal Bonds	X		X
Description of Municipal Bonds	X		X
General Obligation Bonds	X		X
Revenue Bonds	X		X
PABs	X		X
Moral Obligation Bonds	X		X
Municipal Notes	X		X
Municipal Commercial Paper	X		X
Municipal Lease Obligations	X		X
Tender Option Bonds	X		X
Yields	X		X
VRDOs and Participating VRDOs	X		X
Transactions in Financial Futures Contracts	X		X
Call Rights	X		X
Municipal Interest Rate Swap Transactions	X		X
Insured Municipal Bonds	X		X
Build America Bonds	X		X
NIM Securities
Participation Notes
Pay-in-kind-Bonds	X		X
Portfolio Turnover Rates	X	X	X
Preferred Stock	X	X	X
Real Estate Related Securities	X	X	X
REITs	X	X	X
Repurchase Agreements and Purchase and Sale Contracts	X	X	X
Reverse Repurchase Agreements	X		X
Rights Offerings and Warrants to Purchase	X	X	X
Securities Lending	X	X	X
Securities of Smaller or Emerging Growth Companies			X
Short Sales	X		X
Sovereign Debt	X		X
Standby Commitment Agreements	X	X	X
Stripped Securities	X		X
Structured Notes	X		X
Supranational Entities	X		X
Tax-Exempt Derivatives
Tax-Exempt Preferred Shares
Taxability Risk	X
Trust Preferred Securities	X		X
U.S. Government Obligations	X	X	X
U.S. Treasury Obligations	X	X	X
Utility Industries		X	X
When Issued Securities, Delayed Delivery Securities and Forward Commitments	X	X	X

	BlackRock U.S. Government Bond Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio
Yields and Ratings	X	X	X
Zero Coupon Securities	X		X

Government Money Market Portfolio
Cyber Security Issues	X
Illiquid or Restricted Securities	X
Investment in Other Investment Companies	X
Exchange Traded Funds	X
Repurchase Agreements and Purchase and Sale Contracts	X
Reverse Repurchase Agreements	X
Rule 2a-7 Requirements	X
Securities Lending	X
Taxable Money Market Securities	X
U.S. Government Obligations	X
Variable and Floating Rate Instruments	X
When-Issued Securities, Delayed Delivery Securities and Forward Commitments	X

Insurance Law Restrictions. In order for shares of the Portfolios to remain eligible investments for the Separate Accounts, it may be necessary, from time to time, for a Portfolio to limit its investments in certain types of securities in accordance with the insurance laws or regulations of the various states in which the Contracts are sold. New York insurance law requires that investments of each Portfolio be made with the degree of care of an “ordinarily prudent person.” The Manager believes that compliance with this standard will not have any negative impact on the performance of any of the Portfolios.

Other Considerations. The Manager will use its best efforts to assure that each Portfolio complies with certain investment limitations of the Internal Revenue Service to assure favorable income tax treatment for the Contracts. It is not expected that such investment limitations will materially affect the ability of any Portfolio to achieve its investment objective.

Suitability. The economic benefit of an investment in any Portfolio depends upon many factors beyond the control of the Portfolio, the Fund, the Manager and its affiliates. Each Portfolio should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in a Portfolio will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in securities, including the risk of loss of principal.

Regulation Regarding Derivatives. The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments.

BlackRock Advisors, LLC (“BlackRock” or the “Manager”) has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA with respect to the Capital Appreciation Portfolio, Large Cap Core Portfolio and Government Money Market Portfolio. BlackRock is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of such Portfolios.

Due to the Total Return Portfolio’s and U.S. Government Bond Portfolio’s potential use of CFTC Derivatives above the prescribed levels, however, each of these Funds will be considered a “commodity pool” under the Commodity Exchange Act. Accordingly, BlackRock has registered as a “commodity pool operator” and will be subject to CFTC regulation in respect to such Funds.

The Balanced Capital Portfolio, Global Allocation Portfolio and High Yield Portfolio may also have investments in “underlying funds” (and such underlying funds themselves may invest in underlying funds) not advised by BlackRock (which for purposes of the no-action letter referenced below may include certain securitized vehicles, mortgage real estate investment trusts and/or investment companies that may invest in CFTC Derivatives), and therefore may be viewed by the CFTC as commodity pools. BlackRock has no transparency into the holdings of these underlying funds because they are not advised by BlackRock. To address this issue of lack of transparency, the CFTC staff issued a no-action letter on November 29, 2012 permitting the adviser of a fund that invests in such underlying funds and that would otherwise have filed a claim of exclusion pursuant to Rule 4.5 to delay registration as a “commodity pool operator” until six months from the date on which the CFTC issues additional guidance on the treatment of CFTC Derivatives held by underlying funds. BlackRock, the adviser of the Balanced Capital Portfolio, Global Allocation Portfolio and High Yield Portfolio, has filed a claim with the CFTC for such Portfolios to rely on this no-action relief. Accordingly, BlackRock is not subject to registration or regulation as a “commodity pool operator” under the CEA in respect of such Portfolios.

II. Investment Restrictions

The Fund has adopted the following fundamental and non-fundamental restrictions and policies relating to the investment of the assets of the Portfolios and their activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Portfolio affected (which for this purpose and under the Investment Company Act of 1940, as amended (the “Investment Company Act”), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of the affected Portfolio are represented or (ii) more than 50% of the outstanding shares of the affected Portfolio). The non-fundamental policies set forth below may be changed by vote of a majority of the Fund’s Board of Directors at any time.

Restrictions Applicable to Each Portfolio (Except the Government Money Market Portfolio)

Each Portfolio (except the Government Money Market Portfolio) has adopted investment restrictions numbered (1) through (9) as fundamental policies. Additionally, the investment objective of each Portfolio is a fundamental policy. Under its fundamental investment restrictions, each Portfolio (except the Government Money Market Portfolio) may not:

(1)  Make any investment inconsistent with the Portfolio’s classification as a diversified company under the Investment Company Act.

(2)  Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

(3)  Make investments for the purpose of exercising control or management.

(4)  Purchase or sell real estate, except that a Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(5)  Purchase or sell commodities or contracts on commodities, except to the extent that a Portfolio may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

(6)  Make loans to other persons, except (i) that the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, (ii) that a Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and this Statement of Additional Information, as they may be amended from time to time and (iii) as may otherwise be permitted by an exemptive order issued to the Fund by the SEC.

(7)  Borrow money, except that (i) a Portfolio may borrow in amounts up to 33 1⁄3% of its total assets (including the amount borrowed), (ii) a Portfolio may borrow up to an additional 5% of its assets for temporary purposes, (iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) a Portfolio may purchase securities on margin to the extent permitted by applicable law. A Portfolio may not pledge its assets other than to secure such borrowings or, to the extent permitted by a Portfolio’s investment policies as set forth in the Prospectus and the Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(8)  Issue senior securities to the extent such issuance would violate applicable law.

(9)  Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

Each Portfolio (except the Government Money Market Portfolio), and as otherwise noted below, has adopted investment restrictions numbered (a) through (f) as non-fundamental policies. Under the non-fundamental investment restrictions, each Portfolio (except the Government Money Market Portfolio), and as otherwise noted below, may not:

(a)  Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

(b)  Make short sales of securities or maintain a short position, except that the Balanced Capital Portfolio, Global Allocation Portfolio, High Yield Portfolio, U.S. Government Bond Portfolio, and Total Return Portfolio, may make short sales of securities, and each Portfolio of the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts, and may make short sales “against the box,” including short sales that are covered by securities immediately convertible or exchangeable into the security that is being sold short.

(c)  Purchase any securities on margin, except that a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and the Balanced Capital and Global Allocation Portfolios may purchase securities on margin to the extent permitted by applicable law.

(d)  U.S. Government Bond Portfolio only. Invest in equity securities of foreign issuers if at the time of acquisition more than 10% of its total assets, taken at market value at the time of the investment, would be invested in such securities; provided, however, that up to 25% of the total assets of the U.S. Government Bond Portfolio may be invested in securities (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the New York Stock Exchange. Consistent with the general policy of the SEC, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer’s securities are principally traded, or (iii) a country in which the issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or in which at least 50% of the assets of the issuer are situated.

(e)  Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not include the “bunching” of orders for the sale or purchase of portfolio securities with the other Portfolios or with individually managed accounts advised or sponsored by the Manager or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

(f)  Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the Manager or any subsidiary thereof each owning beneficially more than 1⁄2 of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

In addition, (i) the Total Return Portfolio has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets in fixed income securities of any kind, (ii) the High Yield Portfolio has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets in fixed income securities, including convertible debt securities and preferred stocks, that are rated Baa/BBB or lower by a recognized rating agency or in unrated securities of equivalent credit quality, (iii) the U.S. Government Bond Portfolio has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets in bonds and other debt securities that are issued or guaranteed by the U.S. government or U.S. government agencies or government-sponsored enterprises and (iv) the Large Cap Core Portfolio has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets in equity securities, at the time of purchase, included in the Russell 1000® Index. For these purposes, net assets include any borrowings for investment purposes. The Fund will provide the shareholders of any such Portfolio with at least 60 days prior written notice of any change in the relevant Portfolio’s non-fundamental policy described in the preceding sentence.

Except with respect to restriction (7), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of restriction (2) above, each of Balanced Capital Portfolio, Capital Appreciation Portfolio, Global Allocation Portfolio and Large Cap Core Portfolio uses the classifications and sub-classifications of Morgan Stanley Capital International (“MSCI”) as a guide to identify industries. To the extent that an industry classification or sub-classification is not provided by MSCI, Balanced Capital Portfolio and Global Allocation Portfolio may utilize any one or more of the industry classifications or sub-classifications used by one or more other widely recognized market indexes or rating group indexes, one or more third party providers of industry classifications, and/or as defined by Fund Management. Currently, for industry classifications or sub-classifications not provided by MSCI, Balanced Capital Portfolio and Global Allocation Portfolio use the classifications of Barclays PLC.

Restrictions Applicable to the Government Money Market Portfolio

The Government Money Market Portfolio has adopted investment restrictions numbered (1) through (9) as fundamental policies. Additionally, the investment objective of the Government Money Market Portfolio is a fundamental policy. The Government Money Market Portfolio may not:

(1)  Make any investment inconsistent with the Portfolio’s classification as a diversified company under the Investment Company Act.

(2)  Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities; and instruments issued by domestic banks; and for purposes of this restriction, issuers of asset-backed and mortgaged-backed securities will not be considered to be in an industry).

(3)  Make investments for the purpose of exercising control or management.

(4)  Underwrite securities of other issuers except insofar as the Government Money Market Portfolio technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

(5)  Purchase or sell real estate, except that, to the extent permitted by applicable law, the Government Money Market Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(6)  Borrow money, except that (i) the Government Money Market Portfolio may borrow in amounts up to 33 1⁄3% of its total assets (including the amount borrowed, (ii) the Government Money Market Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Government Money Market Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Government Money Market Portfolio may purchase securities on margin to the extent permitted by applicable law. These borrowing provisions shall not apply to reverse repurchase agreements as described in the Prospectus and Statement of Additional Information. The Government Money Market Portfolio may not pledge its assets other than to secure such borrowing or to the extent permitted by the Government Money Market Portfolio’s investment policies as set forth in the Fund’s Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(7)  Make loans to other persons, (i) except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instrument shall not be deemed to be the making of a loan, (ii) that the Government Money Market Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and this Statement of Additional Information, as they may be amended from time to time and (iii) as may otherwise be permitted by an exemptive order issued to the Portfolio by the SEC.

(8)  Issue senior securities to the extent such issuance would violate applicable law.

(9)  Purchase or sell commodities or contracts on commodities, except to the extent that the Government Money Market Portfolio may do so in accordance with applicable law and the Fund’s Prospectus and this Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Except with respect to restriction (6), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

III. Information on Directors and Officers

The Board of Directors of the Fund consists of fifteen individuals (each a “Director”), twelve of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “Independent Directors”). The registered investment companies advised by the Manager or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”) and one complex of exchange-traded funds (each a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Equity-Bond Complex. The Directors also oversee as board members the operations of the other open-end registered investment companies included in the Equity-Bond Complex.

The Board of Directors has overall responsibility for the oversight of the Fund and the Portfolios. The Chairman of the Board is an Independent Director, and the Chairman of each Board committee (each, a “Committee”) is an Independent Director. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee. The Chairman of the Board’s role is to preside at all meetings of the Board, and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chairman of each Committee performs a similar role with respect to the Committee. The Chairman of the Board or a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Directors meet regularly outside the presence of Fund management, in executive session or with other service providers to the Fund. The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Board has engaged the Manager to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing the Manager, other service providers, the operations of the Portfolios and associated risk in accordance with the provisions of the Investment Company Act, state law, other applicable laws, the Fund’s charter, and the Portfolios’ investment objectives and strategies. The Board reviews, on an ongoing basis, the Portfolios’ performance, operations, and investment strategies and techniques. The Board also conducts reviews of the Manager and its role in running the operations of the Portfolios.

Day-to-day risk management with respect to the Portfolios is the responsibility of the Manager or of sub-advisers or other service providers (depending on the nature of the risk), subject to the supervision of the Manager. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Manager and the sub-advisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Portfolios. Risk oversight forms part of the Board’s general oversight of the Portfolios and is addressed as part of various Board and Committee activities. The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Fund, sub-advisers, and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by the Fund and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolios’ activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and their service providers. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The members of the Audit Committee are Fred G. Weiss (Chair), Bruce R. Bond, Robert M. Hernandez and the Honorable Stuart E. Eizenstat, all of whom are Independent Directors. The principal responsibilities of the Audit Committee are to approve, and recommend to the full Board for approval, the selection, retention, termination and compensation of the Corporation’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and to oversee the Independent Registered Public Accounting Firm’s work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications, independence and performance of the Independent Registered Public Accounting Firm; (2) approve all audit engagement terms and fees for the Fund; (3) review the conduct and results of each audit and discuss the Fund’s audited financial statements; (4) review any issues raised by the Independent Registered Public Accounting Firm or Fund management regarding the accounting of financial reporting policies and practices of the Fund and the internal controls of the Fund and certain service providers; (5) oversee the performance of (a) the Fund’s internal audit function provided by its investment adviser and (b) the Independent Registered Public Accounting Firm; (6) oversee policies, procedures and controls regarding valuation of the Fund’s investments and their classification as liquid or illiquid; (7) discuss with Fund management its policies regarding risk assessment and risk management as such matters relate to the Fund’s financial reporting and controls; (8) resolve any disagreements between Fund management and the Independent Registered Public Accounting Firm regarding financial reporting; and (9) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Audit Committee. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended December 31, 2014, the Audit Committee met four times.

The members of the Governance and Nominating Committee (the “Governance Committee”) are the Honorable Stuart E. Eizenstat (Chair), Bruce R. Bond, Robert M. Hernandez and Fred G. Weiss, all of whom are Independent Directors. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Directors of the Fund and recommend Independent Director nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Director compensation; (5) monitor corporate governance matters and develop appropriate recommendations to the Board; (6) act as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to Independent Directors; and (7) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Governance Committee. The Governance Committee may consider nominations for the office of Director made by Portfolio shareholders as it deems appropriate. Portfolio shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended December 31, 2014, the Governance Committee met four times.

The members of the Compliance Committee are James H. Bodurtha (Chair), Valerie G. Brown and Roberta Cooper Ramo, all of whom are Independent Directors. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock and any sub-adviser and the Fund’s third-party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Fund and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate, recommend policies concerning the Fund’s compliance with applicable law; (3) review reports from, oversee the annual performance review of, and make certain recommendations and determinations regarding the Fund’s Chief Compliance Officer (the “CCO”), including determining the amount and structure of the CCO’s compensation and recommending such amount and structure to the full Board for approval and ratification; and (4) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Compliance Committee. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended December 31, 2014, the Compliance Committee met five times.

The members of the Performance Oversight Committee (the “Performance Committee”) are David H. Walsh (Chair), Donald W. Burton, Kenneth A. Froot, John F. O’Brien and Donald C. Opatrny, all of whom are Independent Directors, and Robert Fairbairn, who is an interested Director. The Performance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each Portfolio’s investment performance relative to its agreed-upon performance objectives. The Performance Committee’s responsibilities include, without limitation, to (1) review each Portfolio’s investment objectives, policies and practices; (2) recommend to the Board specific investment tools and techniques employed by BlackRock; (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes; (4) review each Portfolio’s investment performance relative to agreed-upon performance objectives; (5) review information on unusual or exceptional investment matters; and (6) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Performance Committee. The Board has adopted a written charter for the Performance Committee. During the fiscal year ended December 31, 2014, the Performance Committee met four times.

The members of the Executive Committee are James H. Bodurtha, the Honorable Stuart E. Eizenstat, Robert M. Hernandez, David H. Walsh and Fred G. Weiss, all of whom are Independent Directors, and Robert Fairbairn, who serves as an interested Director. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Executive Committee. During the fiscal year ended December 31, 2014, the Executive Committee did not meet.

The Independent Directors have adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Director candidates (the “Statement of Policy”). The Board believes that each Independent Director satisfied, at the time he or she was initially elected or appointed a Director, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Independent Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Independent Directors have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Among the attributes common to all Independent Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s investment adviser, sub-advisers, other service providers, counsel and the Independent Registered Public Accounting Firm, and to exercise effective business judgment in the performance of their duties as Directors.

Each Director’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Portfolios and the other funds in the BlackRock Fund Complexes (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and Committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of each of the Directors that support the conclusion that each board member should serve (or continue to serve) on the Board.

Director	Experience, Qualifications and Skills
Independent Directors
James H. Bodurtha
James H. Bodurtha has served for more than 22 years on the boards of registered investment companies, most recently as a member of the Board of the Equity-Bond Complex and its predecessor funds, including as Chairman of the Board of certain of the legacy-Merrill Lynch Investment Managers, L.P. (“MLIM”) funds. Prior thereto, Mr. Bodurtha was counsel to and a member of the Board of a smaller bank-sponsored mutual funds group. In addition, Mr. Bodurtha is a member of, and previously served as Chairman of, the Independent Directors Council and served for 11 years as an independent director on the Board of Governors of the Investment Company Institute. He also has more than 30 years of executive management and business experience through his work as a consultant and as the chairman of the board of a privately-held company. In addition, Mr. Bodurtha has more than 20 years of legal experience as a corporate attorney and partner in a law firm, where his practice included counseling registered investment companies and their boards.

Bruce R. Bond
Bruce R. Bond has served for approximately 17 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-BlackRock funds and the State Street Research Mutual Funds. He also has executive management and business experience, having served as president and chief executive officer of several communications networking companies. Mr. Bond also has corporate governance experience from his service as a director of a computer equipment company.

Valerie G. Brown
Valerie G. Brown has more than 25 years of experience in the securities and financial services industry, having served as a director and committee chair for the Securities Industry and Financial Markets Association, for 4 years, and as a director and vice chairman of the board of the Financial Services Institute, for 5 years. She also has oversight and executive management experience, having served for more than four years as the chief executive officer and director of a brokerage and investment adviser firm.

Donald W. Burton
Donald W. Burton has served for approximately 28 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-MLIM and Raymond James funds. He also has more than 30 years of investment management business experience, having served as the managing general partner of an investment partnership, and a member of the Investment Advisory Council of the Florida State Board of Administration. In addition, Mr. Burton has corporate governance experience, having served as a board member of publicly-held financial, health-care, and telecommunications companies.

Director	Experience, Qualifications and Skills
The Honorable Stuart E. Eizenstat
The Honorable Stuart E. Eizenstat has served for approximately 13 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-BlackRock funds. He served as U.S. Ambassador to the European Union Under Secretary of Commerce for International Trade, Under Secretary of State for Economic, Business & Agricultural Affairs, and Deputy Secretary of the U.S. Treasury during the Clinton Administration. He was Director of the White House Domestic Policy Staff and Chief Domestic Policy Adviser to President Carter. In addition, Mr. Eizenstat is a practicing attorney and Head of the International Practice at a major international law firm. Mr. Eizenstat has business and executive management experience and corporate governance experience through his service on the advisory boards and corporate boards of publicly-held consumer, energy, environmental delivery, metallurgical and telecommunications companies. Mr. Eizenstat has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable SEC rules.

Kenneth A. Froot
Kenneth A. Froot has served for approximately 19 years on the boards of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-MLIM funds. The Equity- Bond Board benefits from Mr. Froot’s years of academic experience, having served as a professor of finance at Harvard University since 1992 and teaching courses on capital markets, international finance, and risk management. Mr. Froot has published numerous articles and books on a range of topics, including, among others, the financing of risk, risk management, the global financial system, currency analysis, foreign investing, and investment style strategies. He has served as a director of research for Harvard Business School for approximately 6 years, and as a managing partner of an investment partnership. In addition, Mr. Froot has served as a consultant to the International Monetary Fund, the World Bank, and the Board of Governors of the Federal Reserve, and served on the staff of the US President’s Council of Economic Advisers and the Economic Advisory Board of the Export-Import Bank of the United States.

Robert M. Hernandez
Robert M. Hernandez has served for approximately 20 years on the board of registered investment companies, having served as Chairman of the Board of the Equity-Bond Complex and as Vice Chairman and Chairman of the Audit and Nominating/Governance Committees of its predecessor funds, including certain legacy-BlackRock funds. Mr. Hernandez has business and executive experience through his service as group president, chief financial officer, Chairman and vice chairman, among other positions, of publicly-held energy, steel, and metal companies. He has served as a director of other public companies in various industries throughout his career. He also has broad corporate governance experience, having served as a board member of publicly-held energy, insurance, chemicals, metals and electronics companies. Mr. Hernandez has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable SEC rules.

John F. O’Brien
John F. O’Brien has served for approximately 9 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-MLIM funds. He also has investment management experience, having served as the president, director, and chairman of the board of an investment management firm and a life insurance company. Mr. O’Brien also has broad corporate governance and audit committee experience, having served as a board member and audit committee member of publicly-held financial, medical, energy, chemical, retail, life insurance, and auto parts manufacturing companies, and as a director of a not-for-profit organization.

Director	Experience, Qualifications and Skills
Donald C. Opatrny
Donald C. Opatrny has more than 39 years of business, oversight and executive experience, including through his service as president, director and investment committee chair for academic and not-for-profit organizations, and his experience as a partner, managing director and advisory director at Goldman Sachs for 32 years. He also has investment management experience as a board member of Athena Capital Advisors LLC.

Roberta Cooper Ramo
Roberta Cooper Ramo has served for approximately 14 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-MLIM funds. She is a practicing attorney and shareholder in a law firm for more than 30 years. Ms. Ramo has oversight experience through her service as chairman of the board of a retail company and as president of the American Bar Association and the American Law Institute and as President, for 2 years, and Member of the Board of Regents, for 6 years, of the University of New Mexico. She also has corporate governance experience, having served on the boards of United New Mexico Bank and the First National Bank of New Mexico and on the boards of non-profit organizations.

David H. Walsh
David H. Walsh has served for approximately 11 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-MLIM funds. Mr. Walsh has investment management experience, having served as a consultant with Putnam Investments (“Putnam”) from 1993 to 2003, and employed in various capacities at Putnam from 1971 to 1992. He has oversight experience, serving as the director of an academic institute, and a board member of various not-for-profit organizations.

Fred G. Weiss
Fred G. Weiss has served for approximately 16 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including as Chairman of the board of certain of the legacy-MLIM funds. He also has more than 30 years of business and executive management experience, having served in senior executive positions of two public companies where he was involved in both strategic planning and corporate development, as Chairman of the Committee on Investing Employee Assets (CIBA) and as a managing director of an investment consulting firm. Mr. Weiss also has corporate governance experience, having served as a board member of a publicly-held global technology company and a pharmaceutical company, and as a director of a not-for-profit foundation. Mr. Weiss has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable SEC rules.

Interested Directors
Robert Fairbairn
Robert Fairbairn has more than 20 years of experience with BlackRock, Inc. and over 28 years in finance and asset management. In particular, Mr. Fairbairn’s positions as Senior Managing Director of BlackRock, Inc., Global Head of BlackRock’s Retail and iShares businesses, and Member of BlackRock’s Global Executive and Global Operating Committees provide the Board with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Head of BlackRock’s Global Client Group and Chairman of BlackRock’s international businesses. Prior to joining BlackRock, Mr. Fairbairn was Senior Vice President and Head of the EMEA Pacific region at MLIM, a member of the MLIM Executive Committee, head of the EMEA Sales Division and Chief Operating Officer of the EMEA Pacific region.

Director	Experience, Qualifications and Skills
Henry Gabbay
Henry Gabbay’s many years of experience in finance provide the Boards with a wealth of practical business knowledge and leadership. In particular, Mr. Gabbay’s experience as a Consultant for and Managing Director of BlackRock, Inc., Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Fund with greater insight into the analysis and evaluation of both its existing investment portfolios and potential future investments as well as enhanced oversight of their investment decisions and investment valuation processes. In addition, Mr. Gabbay’s former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain closed-end funds in the BlackRock Fund Complex provide the Board with direct knowledge of the operations of the BlackRock-advised Funds and their investment adviser. Mr. Gabbay’s previous service on and long-standing relationship with the Board also provide him with a specific understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds.

John M. Perlowski
Mr. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Global Head of BlackRock Fund Services since 2009, and as President and Chief Executive Officer of the BlackRock-advised Funds provides him with a strong understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Boards with the benefit of his experience with the management practices of other financial companies.

Biographical Information

Certain biographical and other information relating to the Directors is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the BlackRock-advised Funds and any currently held public company and investment company directorships.

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
Independent Directors

James H. Bodurtha[3] 55 East 52nd Street New York, NY 10055 (1944)	Director	2007 to present
Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.
				28 RICs consisting of 98 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 (1946)	Director	2007 to present
Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.
				28 RICs consisting of 98 Portfolios	None

(footnotes appear on page I-21)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships

Valerie G. Brown 55 East 52nd Street New York, NY 10055 1956	Director	2015 to present
Chief Executive Officer and Director, Cetera Financial Group (broker-dealer and registered investment adviser services) from 2010 to 2014; Director and Vice Chairman of the Board, Financial Services Institute (trade organization) from 2009 to 2014; Director and Committee Chair, Securities Industry and Financial Markets Association (trade organization) from 2006 to 2014.
				28 RICs consisting of 98 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 (1944)	Director	2007 to present
Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012.
				28 RICs consisting of 98 Portfolios	None

Honorable Stuart E. Eizenstat[4] 55 East 52nd Street New York, NY 10055 (1943)	Director	2007 to present
Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.
				28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 (1957)	Director	2007 to present	Professor, Harvard University from 1993 to 2012.	28 RICs consisting of 98 Portfolios	None

Robert M. Hernandez[5] 55 East 52nd Street New York, NY 10055 (1944)	Director	2007 to present	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	ACE Limited (insurance company); Eastman Chemical Company

(footnotes appear on page I-21)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships

John F. O’Brien 55 East 52nd Street New York, NY 10055 (1943)	Director	2007 to present	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Donald C. Opatrny 55 East 52nd Street New York, NY 10055 1952	Director	2015 to present
Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) since 2010; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.
				28 RICs consisting of 98 Portfolios	None

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 (1942)	Director	2007 to present
Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013.
				28 RICs consisting of 98 Portfolios	None

David H. Walsh[6] 55 East 52nd Street New York, NY 10055 (1941)	Director	2007 to present	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None

(footnotes appear on page I-21)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
Fred G. Weiss[7] 55 East 52nd Street New York, NY 10055 (1941)	Director	2007 to present
Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.
				28 RICs consisting of 98 Portfolios	Allergan plc (pharmaceuticals)
Interested Directors[8]
Robert Fairbairn 55 East 52nd Street New York, NY 10055 (1965)	Director	2015 to present
Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.
				28 RICs consisting of 98 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 (1947)	Director	2007 to present
Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				28 RICs consisting of 98 Portfolios	None
John M. Perlowski 55 East 52nd Street New York, NY 10055 (1964)	Director, President and Chief Executive Officer	2015 to present (Director); 2010 to present (President and Chief Executive Officer)
Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
				33 RICs consisting of 161 Portfolios	None

(footnotes appear on page I-21)

[1]	Each Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 75. In no event may an Interested Director hold office beyond December 31 of the year in which he or she turns 72.
[2]	Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, each Director first became a member of the board of directors/trustees of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.
[3]	Chairman of the Compliance Committee.
[4]	Chairman of the Governance Committee.
[5]	Chairman of the Board of Directors.
[6]	Chairman of the Performance Committee.
[7]	Vice-Chairman of the Board of Directors and Chairman of the Audit Committee.
[8]	Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the Investment Company Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay may be deemed an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates. Mr. Gabbay does not currently serve as an officer or employee of BlackRock, Inc. or its affiliates or own any securities of BlackRock, Inc. or The PNC Financial Services Group, Inc. Mr. Gabbay is a non-management Interested Director.

Certain biographical and other information relating to the officers of the Fund who are not Directors is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the BlackRock-advised Funds and any currently held public company and investment company directorships:

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
Fund Officers

Jennifer McGovern 55 East 52nd Street New York, NY 10055 1977	Vice President	2014 to present	Director of BlackRock, Inc. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.	61 RICs consisting of 259 Portfolios	None

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.	137 RICs consisting of 335 Portfolios	None

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	2007 to present
Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
				137 RICs consisting of 335 Portfolios	None

(footnote appears on page I-22)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships

Charles Park 55 East 52nd Street New York, NY 10055 1967	Chief Compliance Officer	2014 to present
Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
				142 RICs consisting of 668 Portfolios	None

Fernanda Piedra 55 East 52nd Street New York, NY 10055 1969	Anti-Money Laundering Compliance Officer	2015 to present
Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
				142 RICs consisting of 668 Portfolios	None

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	2012 to present
Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary of the BlackRock-advised Funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
				61 RICs consisting of 259 Portfolios	None

[1]	Officers of the Fund serve at the pleasure of the Board of Directors.

Share Ownership

Information relating to each Director’s share ownership in the Fund and in all BlackRock-advised Funds that are overseen by the respective Director as of December 31, 2014 is set forth in the chart below:

Name of Director	Aggregate Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in BlackRock-advised Funds
Interested Directors:
Robert Fairbairn[2]	None	$50,001 – $100,000
Henry Gabbay	None	Over $100,000
John M. Perlowski[2]	None	Over $100,000
Independent Directors:
James H. Bodurtha	$1 – $10,000	Over $100,000
Bruce R. Bond	None	Over $100,000
Valerie G. Brown[3]	None	Over $100,000
Donald W. Burton	None	Over $100,000
Honorable Stuart E. Eizenstat	None	Over $100,000
Kenneth A. Froot	None	$50,001 – $100,000
Robert M. Hernandez	None	Over $100,000
John F. O’Brien	None	Over $100,000
Donald C. Opatrny[3]	None	None
Roberta Cooper Ramo	None	Over $100,000
David H. Walsh	None	Over $100,000
Fred G. Weiss	None	Over $100,000

[1]	As of the Fund’s fiscal year ended December 31, 2014, no Director beneficially owned any equity securities of any Portfolio because no Director had invested in the type of insurance contract through which the Portfolios invest.
[2]	Each of Messrs. Fairbairn and Perlowski was appointed to serve as a Director of the Fund effective January 1, 2015.
[3]	Each of Ms. Brown and Mr. Opatrny was appointed to serve as a Director of the Fund effective as of the close of business on May 13, 2015.

As of August 15, 2015, the Directors and officers of the Fund as a group owned an aggregate of less than 1% of the outstanding shares of each Portfolio. As of December 31, 2014, none of the Independent Directors of the Fund or their immediate family members owned beneficially or of record any securities in affiliates of the Manager, the Distributor, or any person directly or indirectly controlling, controlled by, or under common control with the Manager or the Distributor.

Compensation of Directors

Each Director who is an Independent Director and Mr. Gabbay, a non-management Interested Director, is paid as compensation an annual retainer of $175,000 per year for his or her services as a Board member of the BlackRock-advised Funds, including the Fund, and a $25,000 Board meeting fee to be paid for each Board meeting up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chairman and Vice-Chairman of the Board are paid as compensation an additional annual retainer of $115,000 and $35,000, respectively, per year. The Chairmen of the Audit Committee, Compliance Committee, Governance Committee and Performance Committee are paid as compensation an additional annual retainer of $35,000, respectively.

The following table sets forth the compensation paid to the Directors by the Fund for the fiscal year ending December 31, 2014, and the aggregate compensation paid to them by all BlackRock-advised Funds for the calendar year ended December 31, 2014.

Name[1]	Compensation from the Fund	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund and other BlackRock- Advised Funds
Interested Directors[2]
Paul L. Audet[3]	None	None	None
Robert Fairbairn[4]	None	None	None
Laurence D. Fink[3]	None	None	None
Henry Gabbay	$8,417	None	$640,000
John M. Perlowski[4]	None	None	None
Independent Directors
James H. Bodurtha[6]	$14,583	None	$340,000
Bruce R. Bond	$14,306	None	$305,000
Valerie G. Brown[5]	None	None	None
Donald W. Burton	$14,306	None	$305,000
Honorable Stuart E. Eizenstat[7]	$14,583	None	$340,000
Kenneth A. Froot	$14,306	None	$280,000
Robert M. Hernandez[8]	$15,214	None	$420,000
John F. O’Brien	$14,306	None	$305,000
Donald C. Opatrny[5]	None	None	None
Roberta Cooper Ramo	$14,306	None	$305,000
David H. Walsh[9]	$14,583	None	$340,000
Fred G. Weiss[10]	$14,859	None	$375,000

[1]	For the number of BlackRock-advised Funds from which each Director receives compensation see the Biographical Information Chart beginning on page I-17.
[2]	Messrs. Fairbairn and Perlowski receive no compensation from the BlackRock-advised Funds for their service as a Director. Mr. Gabbay receives compensation from the BlackRock-advised Funds for his service as a non-management Interested Director. Mr. Gabbay began receiving compensation from the BlackRock-advised Funds for his service as a Director effective January 1, 2009.
[3]	Each of Messrs. Audet and Fink resigned as a Director of the Fund and as a director or trustee of all other BlackRock-advised Funds effective December 31, 2014.
[4]	Each of Messrs. Fairbairn and Perlowski was appointed to serve as a Director of the Fund effective January 1, 2015.
[5]	Each of Ms. Brown and Mr. Opatrny was appointed to serve as a Director of the Fund effective as of the close of business on May 13, 2015.
[6]	Chairman of the Compliance Committee.
[7]	Chairman of the Governance Committee.
[8]	Chairman of the Board of Directors.
[9]	Chairman of the Performance Committee.
[10]	Vice Chairman of the Board of Directors and Chairman of the Audit Committee.

IV. Management and Advisory Agreements

The Fund has entered into an investment management agreement relating to the Portfolios with BlackRock Advisors, LLC (the “Investment Management Agreement”), an indirect, wholly owned subsidiary of BlackRock, Inc.

Pursuant to the Investment Management Agreement, the Manager may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of the Manager, to perform management services with respect to the Fund. In addition, the Manager may delegate certain of its management functions under the Investment Management Agreement to one or more of its affiliates to the extent permitted by applicable law. The Manager may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

Prior to July 1, 2014, BlackRock Financial Management, Inc. (“BFM”) served as a sub-adviser to the Balanced Capital Portfolio, High Yield Portfolio, Total Return Portfolio and U.S. Government Bond Portfolio and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the management fee paid to the Manager under the Investment Management Agreement. Effective July 1, 2014, the sub-advisory agreement between the Manager and BFM with respect to the Balanced Capital Portfolio, High Yield Portfolio, Total Return Portfolio and U.S. Government Bond Portfolio expired. Prior to July 1, 2014, BlackRock Investment Management, LLC (“BIM”) served as a sub-adviser to the Balanced Capital Portfolio, Capital Appreciation Portfolio, Global Allocation Portfolio and Large Cap Core Portfolio and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the management fee paid to the Manager under the Investment Management Agreement. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM with respect to the Balanced Capital Portfolio, Capital Appreciation Portfolio, Global Allocation Portfolio and Large Cap Core Portfolio expired. Prior to July 1, 2013, BlackRock International Limited (“BIL”) served as a sub-adviser to the Global Allocation Portfolio. Effective July 1, 2013, the sub-advisory agreement between the Manager and BIL with respect to Global Allocation Portfolio expired.

The Investment Management Agreement will continue in effect for an initial period of two years and from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the respective Portfolios, and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act), of any such party. The Investment Management Agreement and the sub-advisory agreements are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by the vote of the shareholders of the Fund.

Management Fee. The Investment Management Agreement provides that as compensation for its services to the Fund, the Manager receives monthly compensation with respect to the Portfolios according to the following schedule:

Aggregate average daily net assets of the eight combined Portfolios	Management Fee
Not exceeding $250 million	0.50%
In excess of $250 million but not exceeding $300 million	0.45%
In excess of $300 million but not exceeding $400 million	0.40%
In excess of $400 million but not exceeding $800 million	0.35%
In excess of $800 million	0.30%

These fee rates are applied to the average daily net assets of each Portfolio, with the reduced rates above applicable to portions of the assets of each Portfolio to the extent that the aggregate average daily net assets of the eight combined Portfolios exceed $250 million, $300 million, $400 million and $800 million (each such amount being a “breakpoint level”). The portion of the assets of a Portfolio to which the rate at each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the eight combined Portfolios that falls within that breakpoint level by the aggregate average daily net assets of the eight combined Portfolios. The amount of the fee for a Portfolio at each breakpoint level is determined by multiplying the average daily net assets of that Portfolio by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable management fee rate.

BlackRock has voluntarily agreed to waive a portion of its fees and/or reimburse operating expenses to enable the Government Money Market Portfolio to maintain a minimum daily net investment income dividend. BlackRock may discontinue this waiver and/or reimbursement at any time without notice. Taking into account this voluntary waiver and/or reimbursement of fees, the Total Annual Fund Operating Expenses for the Government Money Market Portfolio may be lower than shown in the Annual Fund Operating Expenses table.

The following tables show the management fees paid to the Manager with respect to each Portfolio for the last three fiscal years:

	Fees Paid to the Manager For the Year Ended December 31,			Fees Waived by the Manager[1] For the Year Ended December 31,
	2014	2013	2012	2014	2013	2012
Balanced Capital Portfolio	$1,927,470	$1,850,750	$1,820,002	$2,763	$4,023	$13,791
Capital Appreciation Portfolio	$551,631	$499,872	$490,557	$871	$661	$1,293
Global Allocation Portfolio	$968,531	$982,432	$989,306	$31,423	$249	$31,871
Government Money Market Portfolio	$522,119	$569,898	$629,854	$307,430	$327,085	$282,287
High Yield Portfolio	$164,259	$174,312	$178,057	$88,108	$108,113	$116,381
Large Cap Core Portfolio	$643,750	$589,777	$554,091	$2,890	$1,530	$8,948
Total Return Portfolio	$254,532	$275,464	$303,054	$92,803	$134,042	$171,292
U.S. Government Bond Portfolio	$277,624	$320,903	$373,849	$75,521	$119,908	$100,561

	Fees Reimbursed by the Manager For the Year Ended December 31,
	2014	2013	2012
Balanced Capital Portfolio	$525,973	$508,104	$350,300
Capital Appreciation Portfolio	$145,453	$123,770	$85,287
Global Allocation Portfolio	$362,889	$353,733	$189,613
Government Money Market Portfolio	$80,963	$152,858	$81,681
High Yield Portfolio	$60,857	$71,073	$40,263
Large Cap Core Portfolio	$170,286	$178,660	$104,601
Total Return Portfolio	$97,804	$109,435	$60,221
U.S. Government Bond Portfolio	$104,731	$129,553	$72,440

[1]	The Manager has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements for each Fund (excluding any Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Portfolio expenses) to 0.50% of each respective Portfolio’s average daily net assets until May 1, 2016 (and until May 1, 2017 for the Government Money Market Portfolio), with the exception of the Capital Appreciation Portfolio and the Global Allocation Portfolio. BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements for each of the Capital Appreciation Portfolio and the Global Allocation Portfolio (excluding any Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.57% of each respective Portfolio’s average daily net assets until May 1, 2016. This contractual agreement may be terminated, with respect to each Portfolio, upon 90 days’ notice by a majority of the non-interested directors of the Portfolio or by a vote of a majority of the outstanding voting securities of the Portfolio. In addition, the Manager may waive a portion of each Portfolio’s management fee in connection with the Portfolios’ investment in an affiliated money market fund.

The table below sets forth information about the total sub-advisory fees paid by the Manager to the Sub-Advisers for the following periods:

Fiscal Year Ended	Paid to the Sub-Advisers
Balanced Capital Portfolio
2014[1]	$703,227
2013	$1,357,790
2012	$1,338,522

Capital Appreciation Portfolio
2014[1]	$201,026
2013	$369,079
2012	$362,184

Global Allocation Portfolio
2014[1]	$220,381
2013	$575,774
2012	$754,604

(footnote appears on page I-27)

Fiscal Year Ended	Paid to the Sub-Advisers
Government Money Market Portfolio
2014[1]	N/A
2013	N/A
2012	N/A

High Yield Portfolio
2014[1]	$23,393
2013	$47,975
2012	$47,948

Large Cap Core Portfolio
2014[1]	$232,236
2013	$432,706
2012	$407,282

Total Return Portfolio
2014[1]	$58,902
2013	$84,324
2012	$110,359

U.S. Government Bond Portfolio
2014[1]	$60,772
2013	$120,088
2012	$181,685

[1]	The information shown is for the period from January 1, 2014 through June 30, 2014.

Payment of Expenses. The Investment Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Portfolios, as well as the fees of all Directors of the Fund who are affiliated persons of the Manager. Each Portfolio pays all other expenses incurred in its operation, including a portion of the Fund’s general administrative expenses allocated on the basis of the Portfolio’s asset size. Expenses that will be borne directly by the Portfolios include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under Federal, state or foreign laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the custodian and transfer agent and other expenses attributable to a particular Portfolio. Expenses which will be allocated on the basis of size of the respective Portfolios include directors’ fees, legal expenses, state franchise taxes, auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information (to the extent not paid for by the Distributor), SEC fees, accounting costs and other expenses properly payable by the Fund and allocable on the basis of size of the respective Portfolios. Any litigation costs may be directly applicable to the Portfolios or allocated on the basis of the size of the respective Portfolios. The Board of Directors has determined that this is an appropriate method of allocation of expenses.

Generally, only insurance company separate accounts may purchase Portfolio shares, for the benefit of such insurance company’s contract holders who elect to have all or a portion of their premium contributions invested in shares of the Portfolios. Accordingly, each insurance company separate account that owns shares of a Portfolio maintains omnibus accounts with the Fund’s transfer agent for the benefit of the insurance company’s contract owners, often resulting in considerable savings in administrative expenses for the Fund’s management. The Manager, the Distributor or their affiliates may make payments out of their own resources to insurance companies and other financial intermediaries to compensate them for performing sub-transfer agency, recordkeeping and other administrative services on behalf of individual contract owners.

Portfolio Manager Information

Each Portfolio is managed by the portfolio manager or management team described in the Prospectus.

Other Portfolios and Accounts Managed

Set forth below is information regarding other funds and accounts managed by each Portfolio’s (other than the Government Money Market Portfolio’s) portfolio manager or managers as of December 31, 2014.

Balanced Capital Portfolio

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Peter Stournaras, CFA	13	6	2	0	0	0
	$7.04 Billion	$1.62 Billion	$280.3 Million	$0	$0	$0
Philip J. Green	21	24	3	0	0	2
	$14.33 Billion	$3.88 Billion	$3.04 Billion	$0	$0	$2.84 Billion
Rick Rieder	9	13	3	0	2	1
	$41.12 Billion	$2.12 Billion	$602.1 Million	$0	$10.25 Million	$212.2 Million
Bob Miller	12	8	0	0	0	0
	$42.14 Billion	$7.05 Billion	$0	$0	$0	$0

Capital Appreciation Portfolio

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Lawrence Kemp	13	3	3	0	0	0
	$12.76 Billion	$1.18 Billion	$857.8 Million	$0	$0	$0

Global Allocation Portfolio

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Dennis Stattman, CFA	6	4	0	0	1	0
	$73.07 Billion	$26.76 Billion	$0	$0	$975.7 Million	$0
Dan Chamby, CFA	6	4	0	0	1	0
	$73.07 Billion	$26.76 Billion	$0	$0	$975.7 Million	$0
Aldo Roldan, PhD	6	4	0	0	1	0
	$73.07 Billion	$26.76 Billion	$0	$0	$975.7 Million	$0

High Yield Portfolio

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan, CFA	13	24	18	0	4	4
	$25.72 Billion	$11.81 Billion	$6.44 Billion	$0	$29.91 Million	$547.4 Million
Mitchell Garfin, CFA	9	10	22	0	0	4
	$20.65 Billion	$9.42 Billion	$8.02 Billion	$0	$0	$547.4 Million
David Delbos	6	5	21	0	0	4
	$17.69 Billion	$8.58 Billion	$8.02 Billion	$0	$0	$547.4 Million
Derek Schoenhofen	5	8	8	0	1	0
	$18.18 Billion	$8.39 Billion	$980.3 Million	$0	$440.2 Million	$0

Large Cap Core Portfolio

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Peter Stournaras, CFA	13	6	2	0	0	0
	$7.23 Billion	$1.62 Billion	$280.3 Million	$0	$0	$0

Total Return Portfolio

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Rick Rieder	9	13	3	0	2	1
	$41.60 Billion	$2.12 Billion	$602.1 Million	$0	$10.25 Million	$212.2 Million
Bob Miller	12	8	0	0	0	0
	$42.61 Billion	$7.05 Billion	$0	$0	$0	$0

U.S. Government Bond Portfolio

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Bob Miller	12	8	0	0	0	0
	$42.61 Billion	$7.05 Billion	$0	$0	$0	$0
Matthew Kraeger	5	12	19	0	1	1
	$2.15 Billion	$2.84 Billion	$9.26 Billion	$0	$243.0 Million	$251.2 Million

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2014.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Mr. Kemp

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to the portfolio manager, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Funds Managed	Applicable Benchmarks
Lawrence Kemp	Capital Appreciation Portfolio	Lipper Large Cap Growth fund classification and eVestment Alliance US Large Cap Growth Equity category

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Discretionary Incentive Compensation

Messrs. Delbos, Garfin, Keenan, Kraeger, Miller, Rieder and Schoenhofen

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Funds Managed	Applicable Benchmarks
James E. Keenan, CFA Mitchell Garfin, CFA David Delbos Derek Schoenhofen	High Yield Portfolio	A combination of market-based indices (e.g., The Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Rick Rieder	Balanced Capital Portfolio Total Return Portfolio	A combination of market-based indices (e.g., Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Bob Miller	Balanced Capital Portfolio U.S. Government Bond Portfolio Total Return Portfolio	A combination of market-based indices (e.g., Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Matthew Kraeger	U.S. Government Bond Portfolio	A combination of market-based indices (e.g. Citigroup Mortgage Index, Barclays GNMA MBS Index), certain customized indices and certain fund industry peer groups.

Discretionary Incentive Compensation

Mr. Stournaras

Generally, discretionary incentive compensation for Fundamental Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Head of Alpha Strategies determines the benchmarks or rankings against which the performance of the Portfolios and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to the portfolio manager, such benchmarks for the Portfolios and other accounts are:

Portfolio Manager	Funds Managed	Applicable Benchmarks
Peter Stournaras, CFA	Balanced Capital Portfolio Large Cap Core Portfolio	Lipper Large-Cap Core, Lipper Large-Cap Growth and Lipper Large-Cap Value Fund Classifications.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and BlackRock’s Head of Alpha Strategies.

Discretionary Incentive Compensation

Mr. Green

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager. Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Funds Managed	Applicable Benchmarks
Philip Green	Balanced Capital Portfolio	No benchmarks.

Discretionary Incentive Compensation

Messrs. Stattman, Chamby and Roldan

Generally, discretionary incentive compensation for Global Allocation portfolio managers is based on a formulaic compensation program. The team’s formulaic portfolio manager compensation program is based on team revenue with a measure of operational efficiency, and pre-tax investment performance relative to benchmark over 1 and 5-year performance periods. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Funds Managed	Applicable Benchmarks
Dennis Stattman	Global Allocation Portfolio	S&P 500® Index, FTSE World ex-US
Dan Chamby Aldo Roldan		Index, Bank of America Merrill Lynch Current 5-Year Treasury Index and Citigroup Non-Dollar World Government Bond Index.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Delbos, Green, Keenan, Miller and Rieder have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Ownership

As of the Fund’s fiscal year ended December 31, 2014, no portfolio manager beneficially owned any equity securities of any Portfolio because no portfolio manager had invested in the type of insurance contract through which the Portfolios must be purchased.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Funds. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Funds. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Funds by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Fund. It should also be noted that Messrs. Delbos, Garfin, Keenan, Kraeger, Rieder and Schoenhofen may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Delbos, Garfin, Keenan, Kraeger, Rieder and Schoenhofen may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Transfer Agency Agreement

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon” or the “Transfer Agent”), which has its principal place of business at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”) with the Fund. Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of insurance contract owners’ accounts. BNY Mellon will receive annual compensation from each Portfolio and will be entitled to reimbursement of out-of-pocket expenses.

Custodian Services. The custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Bank of New York Mellon, One Wall Street, New York, New York 10286, is the Fund’s custodian for all Portfolios except the Global Allocation Portfolio. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the Global Allocation Portfolio’s custodian.

Accounting Services. Effective February 25, 2013, the Fund has entered into an agreement with BNY Mellon pursuant to which BNY Mellon provides certain accounting services to the Fund. BNY Mellon records investment, capital share and income and expense activities; verifies and transmits trade tickets; maintains accounting ledgers for investment securities; maintains tax lots; reconciles cash with the Fund’s custodian; reports cash balances to the Manager; prepares certain financial statements; calculates expenses, gains, losses and income; controls disbursements; works with independent pricing sources; and computes and reports net asset value. In connection with its accounting services, BNY Mellon also provides certain administration services. Prior to February 23, 2013, State Street Bank and Trust Company (“State Street”) provided certain accounting services to the Fund. The Fund pays a fee for these services. The Manager provides certain additional accounting services to each Portfolio and the Fund reimburses the Manager for these services.

The table below sets forth the fees paid by the Fund to BNY Mellon, State Street and the Manager for accounting services for the periods indicated:

	Fees Paid to BNY Mellon		Fees Paid to State Street		Fees Paid to the Manager
	For the Year Ended December 31,		For the Year Ended December 31,		For the Year Ended December 31,
	2014	2013	2013	2012	2014	2013	2012
Balanced Capital Portfolio	$114,693	$100,814	$20,405	$132,439	$5,514	$5,089	$5,599
Capital Appreciation Portfolio	$ 38,777	$ 31,505	$ 4,452	$ 32,692	$1,560	$1,251	$1,630
Global Allocation Portfolio	$ 70,482	$ 52,079	$11,236	$ 69,109	$2,790	$2,563	$2,978
Government Money Market Portfolio	$ 6,883	$ 11,125	$ 1,974	$ 46,282	$1,474	$1,345	$2,193
High Yield Portfolio	$ 11,854	$ 12,041	$ 6,787	$ 51,547	$ 490	$ 519	$ 522
Large Cap Core Portfolio	$ 44,268	$ 35,681	$ 4,982	$ 34,316	$1,835	$1,638	$1,712
Total Return Portfolio	$ 15,538	$ 14,263	$ 9,073	$ 67,048	$ 729	$ 758	$ 904
U.S. Government Bond Portfolio	$ 20,785	$ 19,579	$ 5,940	$ 38,386	$ 801	$ 828	$1,210

Credit Agreement. The Portfolios, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, which facility terminates on April 1, 2016, unless otherwise extended or renewed (the “Credit Agreement”). Excluding commitments designated for certain funds, other Participating Funds, including the Portfolios, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The Portfolios may borrow under the Credit Agreement to meet shareholder redemptions and for other lawful purposes. The Portfolios may not borrow under the Credit Agreement for leverage. The Portfolios may borrow up to the maximum amount allowable under the Portfolios’ current Prospectus and SAI, subject to various other legal, regulatory or contractual limits. Borrowing results in interest expense and other fees and expenses for the Portfolios which may impact the Portfolios’ net expenses. The costs of borrowing may reduce the Portfolios’ returns. Each Portfolio is charged its pro rata share of upfront fees and commitment fees on the aggregate commitment amount based on its net assets. If the Portfolios borrow pursuant to the Credit Agreement, the Portfolios are charged interest at a variable rate.

V. Information on Distribution and Other Service Arrangements

Distribution and Other Arrangements. BRIL acts as the Fund’s sole distributor. The Fund has entered into a distribution agreement (the “Distribution Agreement”) with BRIL (the “Distributor”), an affiliate of the Manager, with respect to the sale of the Portfolios’ shares to the Distributor for resale to Insurance Companies’ accounts. Such shares will be sold at their respective net asset values and therefore will involve no sales charge.

The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Investment Management Agreements described above.

The Manager, the Distributor and their affiliates may make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to a Portfolio). From time to time, the Manager, the Distributor or their affiliates may compensate affiliated and unaffiliated insurance companies for the sale and distribution of shares of a Portfolio or for services to a Portfolio and its contract holders. These payments may be made to insurance companies to pay for marketing support activities, training sales personnel regarding the Portfolios, compensating financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of variable annuity and variable life insurance contracts investing directly in Portfolio shares, and compensating sales personnel in connection with the allocation of cash values and premium of variable annuity and variable life insurance contracts to investments in Portfolio shares. The payments made by the Manager, the Distributor and their affiliates are based on a percentage of the value of shares sold to insurance companies for their customers’ investment subaccounts, and may be different for different insurance companies. The payments described above are made from the Manager’s, the Distributor’s or their affiliates’ own assets pursuant to agreements with insurance companies and do not change the price paid by insurance companies for the purchase of a Portfolio’s shares or the amount a Portfolio will receive as proceeds from such sales.

The payments described above may be made, at the discretion of BRIL, BlackRock or their affiliates, to insurance companies in connection with the sale and distribution of Portfolio shares. Pursuant to applicable Financial Industry Regulatory Authority (“FINRA”) regulations, the details of certain of these payments, including the insurance companies receiving such payments in connection with the sale and distribution of Portfolio shares, are required to be disclosed. As of the date of this SAI, as amended or supplemented from time to time, no insurance companies are receiving such payments. In lieu of payments pursuant to the foregoing, the Manager, the Distributor or their affiliates may make payments to insurance companies of an agreed-upon amount that will not exceed the amount that would have been payable pursuant to the above, and may also make similar payments to other insurance companies.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser and for more information about the payments described above.

Furthermore, the Manager, the Distributor and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Manager, the Distributor and their affiliates may also (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker/dealers, financial institutions and their salespersons.

Insurance companies may charge their clients additional fees for account-related services. Insurance companies may charge their customers a service fee in connection with the purchase or redemption of Portfolio shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual insurance company. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your insurance company will provide you with specific information about any service fees you will be charged.

A Portfolio may enter into agreements with insurance companies pursuant to which the Portfolio will pay an insurance company for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These payments are generally based on either (1) a percentage of the average daily net assets of Portfolio shareholders serviced by an insurance company or (2) a fixed dollar amount for each account serviced by an insurance company. The aggregate amount of these payments may be substantial. From time to time, the Manager, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

VI. Computation of Offering Price Per Share

The offering price for a Portfolio’s shares is equal to the net asset value computed by dividing the value of the Portfolio’s net assets by the number of shares outstanding. For more information on the purchasing and valuation of shares, please see “Purchase of Shares” and “Pricing of Shares” in Part II of this SAI.

VII. Portfolio Transactions and Brokerage

See “Portfolios Transactions and Brokerage” in Part II of this SAI for more information.

Brokerage Commissions

Information about the brokerage commissions paid by the Fund, including commissions paid to Affiliates, is set forth in the following table:

	Aggregate Brokerage Commissions Paid			Commissions Paid to Affiliates
	For the Year Ended December 31,			For the Year Ended December 31,
	2014	2013	2012	2014	2013	2012
Balanced Capital Portfolio	$243,379	$179,221	$508,426	$0	$0	$0
Capital Appreciation Portfolio	$140,033	$152,750	$109,611	$0	$0	$0
Global Allocation Portfolio	$173,541	$139,555	$192,854	$0	$0	$0
Government Money Market Portfolio	$0	$0	$0	$0	$0	$0
High Yield Portfolio	$3,901	$7,503	$4,438	$0	$0	$0
Large Cap Core Portfolio	$107,211	$77,380	$243,337	$0	$0	$0
Total Return Portfolio	$8,391	$10,423	$21,806	$0	$0	$0
U.S. Government Bond Portfolio	$11,513	$19,127	$24,256	$0	$0	$0

The following table shows the dollar amount of brokerage commissions paid to brokers by certain Portfolios for providing research services and the approximate amount of the transactions involved for the Fund’s fiscal year ended December 31, 2014. The provision of research services was not necessarily a factor in the placement of all brokerage business with such brokers.

	Amount of Commissions Paid to Brokers For Providing Third Party Research Services	Amount of Brokerage Transactions Involved
Balanced Capital Portfolio	$201,544	$362,222,510
Capital Appreciation Portfolio	$128,615	$276,394,413
Global Allocation Portfolio	$125,628	$170,336,044
Large Cap Core Portfolio	$99,938	$166,970,909

Securities Lending

Each Portfolio conducts its securities lending pursuant to an exemptive order from the Commission permitting it to lend portfolio securities to borrowers affiliated with the Portfolio and to retain an affiliate of the Portfolio as lending agent. To the extent that a Portfolio engages in securities lending, BIM, an affiliate of the Manager, acts as securities lending agent for the Portfolio, subject to the overall supervision of the Manager. BIM administers the lending program in accordance with guidelines approved by each Portfolio’s Board.

Those Portfolios that engage in securities lending retain a portion of securities lending income and remit a remaining portion to BIM as compensation for its services as securities lending agent. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment expenses as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BIM bears all operational costs directly related to securities lending. Each Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. In addition, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Portfolios. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee.

Pursuant to the current securities lending agreement, effective as of January 1, 2015: (i) if the High Yield Portfolio, Government Money Market Portfolio, Total Return Portfolio and U.S. Government Bond Portfolio were to engage in securities lending, the Portfolios retain 80% of securities lending income (which excludes collateral investment expenses), and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

Pursuant to the current securities lending agreement, effective as of January 1, 2015: (i) the Balanced Capital Portfolio, Capital Appreciation Portfolio and Large Cap Core Portfolio retain 71.5% of securities lending income (which excludes collateral investment expenses), and (ii) this amount can never be less than 65% of the sum of securities lending income plus collateral investment expenses.

Pursuant to the current securities lending agreement, effective as of January 1, 2015: (i) the Global Allocation Portfolio retains 80% of securities lending income (which excludes collateral investment expenses), and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

Under the securities lending program, the Portfolios are categorized into specific asset classes. The determination of a Portfolio’s asset class category (fixed income, domestic equity, international equity, or fund of funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to between the Fund and BIM.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specific threshold, each Portfolio, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows:

Government Money Market Portfolio, High Yield Portfolio, Total Return Portfolio and U.S. Government Bond Portfolio

(i)	If the Portfolios were to engage in securities lending, 85% of securities lending income (which excludes collateral investment expenses); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

Balanced Capital Portfolio, Capital Appreciation Portfolio and Large Cap Core Portfolio

(i)	75% of securities lending income (which excludes collateral investment expenses); and (ii) this amount can never be less than 65% of the sum of securities lending income plus collateral investment expenses.

Global Allocation Portfolio

(i)	85% of securities lending income (which excludes collateral investment expenses); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

Prior to January 1, 2015, the Portfolios were subject to different securities lending fee splits.

The following table shows the securities lending agent fees paid by the Portfolios to BIM for the periods indicated:

	For the Year Ended December 31,
	2014	2013	2012
Balanced Capital Portfolio	$534	$69	$0
Capital Appreciation Portfolio	$5,031	$13,807	$72,564
Global Allocation Portfolio	$12,155	$2,112	$582
Government Money Market Portfolio	$0	$0	$0
High Yield Portfolio	$0	$0	$0
Large Cap Core Portfolio	$455	$981	$68,143
Total Return Portfolio	$0	$0	$0
U.S. Government Bond Portfolio	$0	$0	$0

Regular Broker/Dealer Information:

The value of the Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 of the Investment Company Act) purchased during the fiscal year ended December 31, 2014 are as follows:

Balanced Capital Portfolio

Regular Broker-Dealer	Debt (D)/ Equity (E)	Aggregate Holdings (000’s)
Banc of America Securities LLC	D	$1,446
Banc of America Securities LLC	E	$9,913
BNY Convergex Execution Solutions LLC	D	$147
Citigroup Global Markets, Inc.	D	$1,165
Citigroup Global Markets, Inc.	E	$8,160
Goldman, Sachs & Co.	D	$932
Goldman, Sachs & Co.	E	$4,322
Morgan Stanley & Co., Inc.	D	$795
J.P. Morgan Securities, Inc.	D	$1,143
J.P. Morgan Securities, Inc.	E	$10,951
Credit Suisse Securities (USA) LLC	D	$249

Capital Appreciation Portfolio

Regular Broker-Dealer	Debt (D)/ Equity (E)	Aggregate Holdings (000’s)
None

Global Allocation Portfolio

Regular Broker-Dealer	Debt (D)/ Equity (E)	Aggregate Holdings (000’s)
Banc of America Securities LLC	D	$543
Banc of America Securities LLC	E	$1,287
Goldman, Sachs & Co.	D	$235
Goldman, Sachs & Co.	E	$323
Morgan Stanley & Co., Inc.	D	$290
J.P. Morgan Securities, Inc.	D	$877
J.P. Morgan Securities, Inc.	E	$1,336
BNY Convergex Execution Solutions LLC	E	$274
Deutsche Bank Securities Inc.	D	$34
Deutsche Bank Securities Inc.	E	$356
BNP Paribas Securities Corp.	D	$394
BNP Paribas Securities Corp.	E	$586

Government Money Market Portfolio

Regular Broker-Dealer	Debt (D)/ Equity (E)	Aggregate Holdings (000’s)
BNP Paribas Securities Corp.	D	$3,000
Goldman, Sachs & Co.	D	$4,000
Morgan Stanley & Co., Inc.	D	$4,000
Credit Suisse Securities (USA) LLC	D	$3,750

High Yield Portfolio

Regular Broker-Dealer	Debt (D)/ Equity (E)	Aggregate Holdings (000’s)
Banc of America Securities LLC	D	$466
CIT Group Holdings, Inc.	D	$198
Goldman, Sachs & Co.	D	$98
J.P. Morgan Securities, Inc.	D	$418
Morgan Stanley & Co., Inc.	D	$85
Citigroup Global Markets, Inc.	D	$28
Citigroup Global Markets, Inc.	E	$256

Large Cap Core Portfolio

Regular Broker-Dealer	Debt (D)/ Equity (E)	Aggregate Holdings (000’s)
None

Total Return Portfolio

Regular Broker-Dealer	Debt (D)/ Equity (E)	Aggregate Holdings (000’s)
Banc of America Securities LLC	D	$578
Citigroup Global Markets, Inc.	D	$391
Citigroup Global Markets, Inc.	E	$184
Goldman, Sachs & Co.	D	$419
J.P. Morgan Securities, Inc.	D	$513
Morgan Stanley & Co., Inc.	D	$380

U.S. Government Bond Portfolio

Regular Broker-Dealer	Debt (D)/ Equity (E)	Aggregate Holdings (000’s)
None

Portfolio Turnover

The Manager will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in the general market, economic or financial conditions. A Portfolio’s portfolio turnover rate is calculated by dividing the lesser of the Portfolio’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

High portfolio turnover may result in negative tax consequences, such as an increase in capital gain dividends and/or ordinary income dividends. See “Dividends and Taxes — Taxes.” High portfolio turnover may also involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

VIII. Purchase of Shares

The Fund continuously offers shares of each Portfolio at prices equal to the respective per share net asset value of the Portfolios. BRIL acts as the Fund’s sole distributor.

Net asset value is determined in the manner set forth under “Determination of Net Asset Value.”

The Fund and the Distributor reserve the right to suspend the sale of shares of each Portfolio in response to conditions in the securities markets or otherwise. Any order may be rejected by the Fund or the Distributor.

Generally, only insurance company separate accounts may purchase Portfolio shares, for the benefit of such insurance company’s contract holders who elect to have all or a portion of their premium contributions invested in shares of the Portfolios. Accordingly, each insurance company separate account that owns shares of the Portfolios maintains omnibus accounts with the Fund’s transfer agent for the benefit of the insurance company’s contract owners, often resulting in considerable savings in administrative expenses for the Fund’s management. The Manager, the Distributor or their affiliates may make payments out of their own resources to insurance companies and other financial intermediaries to compensate them for performing sub-transfer agency, recordkeeping and other administrative services on behalf of individual contract owners. The aggregate amount of these payments may be substantial. From time to time, the Manager, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

Pricing of Fund Shares — Government Money Market Portfolio

In accordance with the SEC rule applicable to the valuation of the portfolio securities of the Government Money Market Portfolio and consistent with its operating policies, the Government Money Market Portfolio will maintain a dollar-weighted average portfolio maturity of 60 days or less, purchase instruments having remaining maturities of 397 calendar days or less only, and invest only in securities determined by the Directors to be of high quality with minimal credit risks and which meet certain credit standards prescribed by the rule. In addition, the Directors have established procedures designed to stabilize, to the extent reasonably possible, the Portfolio’s price per share as computed for the purpose of sales and redemptions at $1.00. The Government Money Market Portfolio calculates net asset value using amortized cost. Deviations of more than an insignificant amount between the net asset value calculated using market quotations and that calculated pursuant to the amortized cost method will be reported to the Directors by the Manager. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Portfolio will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share by using available market quotations.

If in the view of the Board of Directors of the Fund it is inadvisable to continue the practice of maintaining the net asset value of the Government Money Market Portfolio at $1.00 per share, the Board of Directors of the Fund reserves the right to alter the procedure. The Fund will notify the Accounts of any such alteration.

See “Pricing of Shares” in Part II of this SAI for more information on the valuation of shares.

IX. Dividends and Taxes

Reference is made to “Other Important Information — Dividends and Taxes” in the Prospectus.

Federal Income Taxes

Under the Code, each Portfolio of the Fund will be treated as a separate corporation for federal income tax purposes and, thus, each Portfolio is required to satisfy the qualification requirements under the Code for treatment as a regulated investment company. There will be no offsetting of capital gains and losses among the Portfolios.

Each Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as it so qualifies, a Portfolio (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to shareholders provided that it meets certain distribution requirements. The Fund intends to distribute substantially all of such income. To qualify for treatment as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

A Portfolio may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, a Portfolio fails one of these tests and does not timely cure the failure, that Portfolio will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by that Portfolio in computing its taxable income.

In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in a portfolio and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.

A Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if a Portfolio were to sell its shares to other categories of shareholders, the Portfolio may fail to comply with applicable Treasury requirements regarding investor control. If a Portfolio should fail to comply with the investor control requirements, the Contract owner would be treated as the owner of the shares and the Contracts invested in the Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the Contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in a Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each Portfolio must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. Each Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

If, in any taxable year, a Portfolio fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Portfolio fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Portfolio fails to qualify as a RIC for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a RIC in a subsequent year. Further, if a Portfolio should fail to qualify as a RIC, such Portfolio would be considered as a single investment, which may result in Contracts invested in that Portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Contract would be taxed currently to the holder, and the Contract would remain subject to taxation as ordinary income thereafter, even if it became adequately diversified.

A Portfolio’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by a Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a RIC.

A Portfolio’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Portfolio at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Portfolio’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Portfolio from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Portfolio.

As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

A Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market or constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Portfolio invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Portfolio’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. A Portfolio may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses. In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its capital losses and its late-year ordinary losses (defined as the sum of the excess of post-October foreign currency and PFIC losses over post-October foreign currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

In general, gain or loss on a short sale is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by a Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Portfolio’s total assets at the close of its taxable year consists of stock or securities of foreign corporations or in other RICs, the Portfolio may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. A Portfolio may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Portfolio were to make an election, shareholders of the Portfolio would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Not later than 60 days after any year for which it makes such an election, a Portfolio will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit. Any such credits or deductions passed through will inure to the benefit of the insurance companies and other shareholders and not to contract holders. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed. Foreign taxes paid by a Portfolio will reduce the return from the Portfolio’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Portfolio were to elect otherwise.

Passive Foreign Investment Companies. If a Portfolio purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on a Portfolio in respect of deferred taxes arising from such distributions or gains.

If a Portfolio were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Portfolio would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Portfolio may make a mark-to-market election that will result in the Portfolio being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, a Portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by a Portfolio and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service. By making the election, a Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Portfolio may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Code contains a provision codifying the judicial economic substance doctrine, which has traditionally been used by courts to deny tax benefits for transactions that lack economic substance; a strict liability penalty is imposed for an understatement of tax liability due to a transaction’s lack of economic substance.

Each Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

In the event that the Fund or a Portfolio were to experience an ownership change as defined under the Code, such entity’s loss carryforwards, if any, and other favorable tax attributes may be subject to limitation.

A 30% withholding tax is currently imposed on dividends, interest, annuity payments and other income items paid, and will be imposed on redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action.

X. Additional Information

Performance Data — Global Allocation Portfolio

The Global Allocation Portfolio may also compare its performance to the performance of a reference portfolio, an unmanaged weighted index comprised as follows: 36% Standard & Poor’s Index, 24% FTSE World (ex-U.S.) Index, 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index, and 16% Citigroup Non-U.S. Dollar World Government Bond Index. On occasion, the Global Allocation Portfolio may compare its performance to various indices, including the Financial Times/Standard & Poor’s-Actuaries World Index, the Dow Jones Industrial Average, the Standard & Poor’s 500® Index or other market indices; or to performance data published by Lipper Analytical Services, Inc., Morningstar, Inc. (“Morningstar”), CDA Investment Technology, Inc., Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, the Global Allocation Portfolio may refer to various statistical measures derived from the historical performance of the Global Allocation Portfolio and the index, such as standard deviation and beta. In addition, from time to time the Global Allocation Portfolio may include its Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature.

Organization of the Fund

The Fund was incorporated under the laws of the State of Maryland on September 4, 1980 as the Merrill Lynch Investment Series Fund, Inc. On January 16, 1981, the Fund changed its name to Merrill Lynch Series Fund, Inc. and on or about May 1, 2005, the Fund changed its name to FAM Series Fund, Inc. and effective September 29, 2006 to BlackRock Series Fund, Inc. The authorized capital stock of the Fund consists of 4,640,000,000 shares of Common Stock, par value $0.10 per share. The shares of Common Stock are divided into eighteen classes: Government Money Market Portfolio Common Stock, U.S. Government Bond Portfolio Common Stock, Total Return Portfolio Common Stock, High Yield Portfolio Common Stock, Large Cap Core Portfolio Common Stock, Capital Appreciation Portfolio Common Stock, Balanced Capital Portfolio Common Stock, and Global Allocation Portfolio Common Stock, and ten classes of Common Stock that have been designated classes A, B, C, D, E, F, G, H, I and J, respectively. The Fund has no present plan to issue shares of classes A, B, C, D, E, F, G, H, I or J Common Stock. Each Portfolio’s class of Common Stock consists of 100,000,000 shares, except for the Government Money Market Portfolio, which has 2,000,000,000 authorized shares and the Balanced Capital Portfolio, which has 300,000,000 authorized shares. All shares of Common Stock have equal voting rights, except that only shares of the respective Portfolios are entitled to vote on matters concerning only that Portfolio. Pursuant to the Investment Company Act and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Fund may not be binding on a class whose shareholders have not approved such matter. Each issued and outstanding share of a class is entitled to one vote and to participate equally in dividends and distributions declared with respect to such class and in net assets of such class upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each class, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Holders of shares of any class are entitled to redeem their shares as set forth under “Redemption of Shares.” Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors. The Fund does not intend to hold meetings of shareholders unless under the Investment Company Act shareholders are required to act on any of the following matters: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of the selection of independent accountants.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019 serves as counsel to the Fund.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, with offices located at 1700 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm.

Reports

The Fund issues to the Insurance Companies reports, at least semi-annually, containing unaudited financial statements and annual reports containing financial statements examined by auditors approved annually by the Directors.

Inquiries

Inquiries by Insurance Companies that offer Portfolio shares may be addressed to the Fund at the address or telephone number set forth on the cover page of this SAI.

Principal Shareholders

To the knowledge of the Fund, the following entities owned beneficially or of record 5% or more of the shares of the Fund as of August 17, 2015.

Fund Name	Name and Address of Shareholder	Percent
Government Money Market Portfolio	*Transamerica Advisors Life Ins Co Merrill Lynch Variable Life 4333 Edgewood Rd NE MS 4410 Cedar Rapids IA 52499-0001	74.58%
Government Money Market Portfolio	*Transamerica Advisors Life Ins Co Merrill Lynch Variable Life 4333 Edgewood Rd NE MS 4410 Cedar Rapids IA 52499-0001	10.36%
Government Money Market Portfolio	*Transamerica Advisors Life Ins Co Variable Account A of Monarch Life Insurance Company 4333 Edgewood Rd NE MS 4410 Cedar Rapids IA 52499-0001	7.56%
Government Money Market Portfolio	*Transamerica Financial Life Insurance Company Merrill Lynch of NY Variable Life 4333 Edgewood Rd NE MS 4410 Cedar Rapids IA 52499-0000	6.61%

*	Record holder that does not beneficially hold the shares.

XI. Financial Statements

The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2014 (the “2014 Annual Report”) are incorporated in this SAI by reference. No other parts of the 2014 Annual Report are incorporated by reference herein. The financial statements included in the 2014 Annual Report have been audited by Deloitte & Touche LLP. The report of Deloitte & Touche LLP is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon the report of such firm given their authority as experts in accounting and auditing. Additional copies of the 2014 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this SAI.

Part II

Part II of this Statement of Additional Information (“SAI”) contains information about the following funds: BIF  California Municipal Money Fund (“BIF California”), BIF Connecticut Municipal Money Fund (“BIF Connecticut”), BIF Massachusetts Municipal Money Fund (“BIF Massachusetts”), BIF New Jersey Municipal Money Fund (“BIF New Jersey”), BIF New York Municipal Money Fund (“BIF New York”) and BIF Ohio Municipal Money Fund (“BIF Ohio”), each a series of the BIF Multi-State Municipal Series Trust (collectively, the “BIF State Funds”); BIF Government Securities Fund (“BIF Government Securities”); BIF Money Fund (“BIF Money”); BIF Tax-Exempt Fund (“BIF Tax-Exempt”); BIF Treasury Fund (“BIF Treasury”); BBIF Government Securities Fund (“BBIF Government Securities”); BBIF Money Fund (“BBIF Money”); BBIF Tax-Exempt Fund (“BBIF Tax-Exempt”); BBIF Treasury Fund (“BBIF Treasury”); BlackRock Government Money Market Portfolio, a series of BlackRock Series Fund, Inc.; BlackRock Government Money Market V.I. Fund, a series of BlackRock Variable Series Funds, Inc.; BlackRock Money Market Portfolio, BlackRock U.S. Treasury Money Market Portfolio (“U.S. Treasury Money Market Portfolio”), BlackRock Municipal Money Market Portfolio (“Municipal Money Market Portfolio”), BlackRock New Jersey Municipal Money Market Portfolio (“New Jersey Portfolio”), BlackRock North Carolina Municipal Money Market Portfolio (“North Carolina Portfolio”), BlackRock Ohio Municipal Money Market Portfolio (“Ohio Portfolio”), BlackRock Pennsylvania Municipal Money Market Portfolio (“Pennsylvania Portfolio”) and BlackRock Virginia Municipal Money Market Portfolio (“Virginia Portfolio”) (collectively, the “BlackRock Funds Portfolios”), each a series of BlackRock FundsSM (the “Trust”); BlackRock Summit Cash Reserves Fund (“Summit Cash Reserves”) of BlackRock Financial Institutions Series Trust (“FIST”); Ready Assets Prime Money Fund (“Ready Assets Prime”); Ready Assets U.S.A. Government Money Fund (“U.S.A. Government Money”); Ready Assets U.S. Treasury Money Fund (“U.S. Treasury Money”); and Retirement Reserves Money Fund of Retirement Series Trust (“Retirement Reserves”).

Throughout this SAI, each of the above listed funds may be referred to as a “Fund” or collectively as the “Funds.” The BIF State Funds, BIF Money, BIF Government Securities, BIF Tax-Exempt and BIF Treasury may be collectively referred to herein as the “BIF Funds.” The BIF State Funds and BIF Tax-Exempt may be collectively referred to herein as the “BIF Tax-Exempt Funds.” BBIF Government Securities, BBIF Money, BBIF Tax-Exempt and BBIF Treasury may be collectively referred to herein as the “BBIF Funds.” New Jersey Portfolio, North Carolina Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio may be collectively referred to as the “BR State Funds.”

Each Fund is organized as a Massachusetts business trust, with the exception of BlackRock Series Fund, Inc. and BlackRock Variable Series Funds, Inc., which are Maryland corporations. For ease and clarity of presentation, common shares of beneficial interest are referred to herein as “shares” and the trustees of each Fund are referred to herein as “Trustees.” BlackRock Advisors, LLC is the manager of each Fund and is referred to as “BlackRock” or the “Manager,” and the management agreement applicable to each Fund is referred to as the “Management Agreement.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act.” The Securities Act of 1933, as amended, is referred to herein as the “Securities Act.”  The Securities Exchange Act of 1934, as amended, is referred to herein as the “Exchange Act.”  The Securities and Exchange Commission is referred to herein as the “Commission” or the “SEC.”

BIF Money, BIF Government Securities, BIF Tax-Exempt and BIF Treasury as well as all of the BBIF Funds are “feeder” funds (each, a “Feeder Fund”) that invest all of their assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of a master limited liability company organized in Delaware (each, a “Master LLC”), a fund that has the same objective and strategies as the applicable Feeder Fund. All investments will be made at the level of the Master LLC. This structure is sometimes called a “master/feeder” structure. A Feeder Fund’s investment results will correspond directly to the investment results of the underlying Master LLC in which it invests. For simplicity, unless the context otherwise requires, this SAI uses the terms “Fund” or “Feeder Fund” to include both a Feeder Fund and its Master LLC.

In addition to containing information about the Funds, Part II of this SAI contains general information about all funds in the BlackRock-advised fund complex. Certain information contained herein may not be relevant to the Funds.

Investment Risks and Considerations

Set forth below are descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of Part I of this SAI for further information about each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified in Part I of this SAI as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s Statement of Additional Information and should not be relied upon by investors in that Covered Fund.

Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s Statement of Additional Information.

Bank Money Instruments. Certain Funds may invest in U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including commercial and savings banks, savings and loan associations, and other institutions. Such obligations include but are not limited to certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. For example, the obligations may be issued by (i) U.S. or foreign depository institutions, (ii) foreign branches or subsidiaries of U.S. depository institutions (“Eurodollar” obligations), (iii) U.S. branches or subsidiaries of foreign depository institutions (“Yankeedollar” obligations) or (iv) foreign branches or subsidiaries of foreign depository institutions. Eurodollar and Yankeedollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation. Investments in obligations of foreign depository institutions and their foreign branches and subsidiaries will only be made if determined to be of comparable quality to other investments permissible for each Fund. BIF Money, BBIF Money and Retirement Reserves may invest only in Eurodollar obligations that, by their terms, are general obligations of the U.S. parent bank. BIF Money and BBIF Money may only invest in Yankeedollar obligations issued by U.S. branches or subsidiaries of foreign banks that are subject to state or Federal banking regulations in the U.S. and that by their terms are general obligations of the foreign parent. No Fund will invest more than 25% of its total assets (taken at market value at the time of each investment) in obligations of foreign depository institutions and their foreign branches and subsidiaries or in obligations of foreign branches or subsidiaries of U.S. depository institutions that are not backed by the U.S. parent. The Funds treat bank money instruments issued by U.S. branches or subsidiaries of foreign banks as obligations issued by domestic banks (not subject to the 25% limitation) if the branch or subsidiary is subject to the same bank regulation as U.S. banks.

Eurodollar and Yankeedollar obligations, as well as other obligations of foreign depository institutions and short term obligations issued by other foreign entities, may involve additional investment risks, including adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions that might adversely affect the repayment of principal and the payment of interest. The issuers of such obligations may not be subject to U.S. regulatory requirements. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the states in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or other issuer than about a U.S. bank or other issuer, and such entities may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. issuers. Evidence of ownership of Eurodollar and foreign obligations may be held outside the United States, and the Funds may be subject to the risks associated with the holding of such property overseas. Eurodollar and foreign obligations of the Funds held overseas will be held by foreign branches of each Fund’s custodian or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act.

The Manager will carefully consider the above factors in making investments in Eurodollar obligations, Yankeedollar obligations of foreign depository institutions and other foreign short term obligations, and will not knowingly purchase obligations that, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, a Fund will limit its Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom or other industrialized nations.

Bank money instruments in which a Fund invests must be issued by depository institutions with total assets of at least $1 billion, except that a Fund may invest in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured and if, as a result of such purchase, no more than 10% of total assets (taken at market value), are invested in such certificates of deposit.

Commercial Paper and Other Short Term Obligations. Commercial paper (including variable amount master demand notes and other variable rate securities, with or without forward features) refers to short term unsecured promissory notes issued by corporations, partnerships, trusts or other entities to finance short term credit needs and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at the date of purchase. Short term obligations issued by trusts, corporations, partnerships or other entities include mortgage-related or asset-backed instruments, including pass-through certificates such as participations in, or bonds and notes backed by, pools of mortgage, automobile, manufactured housing or other types of consumer loans; credit card or trade receivables or pools of mortgage-backed or asset-backed securities. These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain the requisite quality rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”). Some structured financings also use various types of swaps, among other things, to issue instruments that have interest rate, quality or maturity characteristics necessary or desirable for a Fund. These swaps may include so-called credit default swaps that might depend for payment not only on the credit of a counterparty, but also on the obligations of another entity, the “reference entity.”

Cyber Security Issues. With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by a Fund’s adviser, sub-adviser(s) and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest. The Funds and their shareholders could be negatively impacted as a result.

Foreign Bank Money Instruments. Foreign bank money instruments refer to U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as, but not limited to, certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. The obligations of such foreign depository institutions and their foreign branches and subsidiaries may be the general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Such investments will only be made if determined to be of comparable quality to other investments permissible for a Fund. A Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in these obligations. Investments in foreign entities generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.  See “Bank Money Instruments.”

Foreign Short Term Debt Instruments. Foreign short term debt instruments refer to U.S. dollar-denominated commercial paper and other short term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. These investments generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.  See “Bank Money Instruments.”

Forward Commitments. Certain Funds may purchase or sell money market securities on a forward commitment basis at fixed purchase terms. The purchase or sale will be recorded on the date a Fund enters into the commitment, and the value of the security will thereafter be reflected in the calculation of the Fund’s net asset value. The value of the security on the delivery date may be more or less than its purchase price. A Fund will segregate assets consisting of cash or liquid money market securities having a market value at all times at least equal to the amount of the forward purchase commitment. Although a Fund generally will enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so.

There can be no assurance that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from appreciation in the value of the security during the commitment period.

Illiquid or Restricted Securities. Each Fund may invest up to 5% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

A Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms that when it decided to sell the security.

Investment in Other Investment Companies. Each Fund may, subject to applicable law, invest in other investment companies (including investment companies managed by BlackRock and its affiliates), including money market funds and exchange traded funds (“ETFs”), which are typically open-end funds or unit investment trusts listed on a stock exchange. In accordance with the Investment Company Act, a Fund may not invest more than 10% of its total assets in securities of other investment companies (measured at the time of such investment). In addition, under the Investment Company Act a Fund may not acquire securities of an investment company if such acquisition would cause the Fund to own more than 3% of the total outstanding voting stock of such investment company and a Fund may not invest in another investment company if such investment would cause more than 5% of the value of the Fund’s total assets to be invested in securities of such investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.) In addition to the restrictions on investing in other investment companies discussed above, a Fund may not invest in a registered closed-end investment company if such investment would cause the Fund and other BlackRock-advised investment companies to own more than 10% of the total outstanding voting stock of such closed-end investment company. Pursuant to the Investment Company Act (or alternatively, pursuant to exemptive orders received from the Commission) these percentage limitations do not apply to investments in affiliated money market funds, and under certain circumstances, do not apply to investments in affiliated investment companies, including ETFs. In addition, many third-party ETFs have obtained exemptive relief from the Commission to permit unaffiliated funds (such as the Funds) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in ETFs. Further, under certain circumstances a Fund may be able to rely on certain provisions of the Investment Company Act to invest in shares of unaffiliated investment companies beyond the statutory limits noted above, but subject to certain other statutory restrictions.

As with other investments, investments in other investment companies are subject to market and selection risk.

Shares of investment companies, such as closed-end fund investment companies, that trade on an exchange may at times be acquired at market prices representing premiums to their net asset values. In addition, investment companies held by a Fund that trade on an exchange could trade at a discount from net asset value, and such discount could increase while the Fund holds the shares. If the market price of shares of an exchange-traded investment company decreases below the price that the Fund paid for the shares and the Fund were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Fund would experience a loss.

In addition, if a Fund acquires shares in investment companies, including affiliated investment companies, shareholders would bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of such investment companies. Such expenses, both at the Fund level and acquired investment company level, would include management and advisory fees, unless such fees have been waived by BlackRock. Please see the relevant Fund’s Prospectus to determine whether any such management and advisory fees have been waived by BlackRock. Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies. Pursuant to guidance issued by the staff of the Commission, fees and expenses of money market funds used for the investment of cash collateral received in connection with loans of Fund securities are not treated as “acquired fund fees and expenses,” which are fees and expenses charged by other investment companies and pooled investment vehicles in which a Fund invests a portion of its assets.

To the extent shares of a Fund are held by an affiliated fund, the ability of the Fund itself to purchase other affiliated investment companies may be limited. In addition, a fund-of-funds (e.g., an investment company that seeks to meet its investment objective by investing significantly in other investment companies) may be limited in its ability to purchase affiliated underlying funds if such affiliated underlying funds themselves own shares of affiliated funds.

A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. The restrictions on investments in securities of investment companies set forth above may limit opportunities for a Fund to invest indirectly in certain developing countries.

Municipal Investments

Municipal Securities. Certain Funds invest primarily in a portfolio of short term municipal obligations issued by or on behalf of the states, their political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which (and/or, in the case of property taxes, the value of which) is excludable, in the opinion of bond counsel to the issuer, from gross income for purposes of Federal income taxes and the applicable state’s income taxes (“State Taxes”). Obligations that pay interest that is excludable from gross income for Federal income tax purposes are referred to herein as “Municipal Securities,” and obligations that pay interest that is excludable from gross income for Federal income tax purposes and are exempt from the applicable State Taxes are referred to as “State Municipal Securities.” Unless otherwise indicated, references to Municipal Securities shall be deemed to include State Municipal Securities.

Municipal Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit. Such obligations are included within the term Municipal Securities if the interest paid thereon is excludable from gross income for Federal income tax purposes.

The two principal classifications of Municipal Securities are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Private activity bonds (or “industrial development bonds” under pre-1986 law) are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property so financed as security for such payment. In addition, private activity bonds may pay interest that is subject to the Federal alternative minimum tax. A Fund’s portfolio may include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of a state or municipality.

Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issuer. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Securities in which the Fund invests to meet their obligations for the payment of interest and the repayment of principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Securities and the obligations of the issuers of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures affecting specifically the rights of holders of Municipal Securities.

A Fund’s ability to distribute dividends exempt from Federal income tax will depend on the exclusion from gross income of the interest income that it receives on the Municipal Securities in which it invests. A Fund will only purchase a Municipal Security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of that security, that interest on such securities is excludable from gross income for Federal income tax purposes (the “tax exemption opinion”).

Events occurring after the date of issuance of the Municipal Securities, however, may cause the interest on such securities to be includable in gross income for Federal income tax purposes. For example, the Internal Revenue Code of 1986, as amended (the “Code”) establishes certain requirements, such as restrictions as to the investment of the proceeds of the issue, limitations as to the use of proceeds of such issue and the property financed by such proceeds, and the payment of certain excess earnings to the Federal government, that must be met after the issuance of the Municipal Securities for interest on such securities to remain excludable from gross income for Federal income tax purposes. The issuers and the conduit borrowers of the Municipal Securities generally covenant to comply with such requirements and the tax exemption opinion generally assumes continuing compliance with such requirements. Failure to comply with these continuing requirements, however, may cause the interest on such Municipal Securities to be includable in gross income for Federal income tax purposes retroactive to their date of issue.

In addition, the Internal Revenue Service (“IRS”) has an ongoing enforcement program that involves the audit of tax exempt bonds to determine whether an issue of bonds satisfies all of the requirements that must be met for interest on such bonds to be excludable from gross income for Federal income tax purposes. From time to time, some of the Municipal Securities held by a Fund may be the subject of such an audit by the IRS, and the IRS may determine that the interest on such securities is includable in gross income for Federal income tax purposes either because the IRS has taken a legal position adverse to the conclusion reached by the counsel to the issuer in the tax exemption opinion or as a result of an action taken or not taken after the date of issue of such obligation.

If interest paid on a Municipal Security in which a Fund invests is determined to be taxable subsequent to the Fund’s acquisition of such security, the IRS may demand that such Fund pay taxes on the affected interest income and, if the Fund agrees to do so, its yield could be adversely affected. If the interest paid on any Municipal Security held by a Fund is determined to be taxable, such Fund will dispose of the security as soon as practicable. A determination that interest on a security held by a Fund is includable in gross income for Federal or state income tax purposes retroactively to its date of issue may, likewise, cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exclusion for interest on Municipal Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the ability of each Fund to pay “exempt-interest dividends” would be affected adversely and the Fund would re-evaluate its investment objectives and policies and consider changes in structure. See “Dividends and Taxes - Taxes.”

Municipal Securities - Derivative Products. Derivative Products are typically structured by a bank, broker-dealer or other financial institution. A Derivative Product generally consists of a trust or partnership through which a Fund holds an interest in one or more underlying bonds coupled with a right to sell (“put”) the Fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). Typically, a Derivative Product is structured as a trust or partnership that provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) “Tender Option Bonds,” which are instruments that grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products,” in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) “Partnerships,” which allocate to the partners portions of income, expenses, capital gains and losses associated with holding an underlying bond in accordance with a governing agreement. A Fund may also invest in other forms of short term Derivative Products eligible for investment by money market funds.

Investments in Derivative Products raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a Fund. For example, the tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the underlying bonds. Were the IRS or any state taxing authority to issue an adverse ruling or take an adverse position with respect to the taxation of Derivative Products, there is a risk that the interest paid on such Derivative Products or, in the case of property taxes, the value of such Fund to the extent represented by such Derivative Products, would be deemed taxable at the Federal and/or state level.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repaid and a Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short term financing needs. The lack of security presents some risk of loss to a Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors are paid out of the assets, if any, that remain.

Municipal Lease Obligations . Also included within the general category of State Municipal Securities are Certificates of Participation (“COPs”) issued by governmental authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 5% of such Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or better by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement, such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

Municipal Securities - Short-Term Maturity Standards . All of the investments of a Fund in Municipal Securities will be in securities with remaining maturities of 397 days (13 months) or less. The dollar-weighted average maturity of each Fund’s portfolio will be 60 days or less. For purposes of this investment policy, an obligation will be treated as having a maturity earlier than its stated maturity date if such obligation has technical features that, in the judgment of the Manager, will result in the obligation being valued in the market as though it has such earlier maturity.

The maturities of Variable Rate Demand Obligations (“VRDOs”) (including Participating VRDOs) are deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the VRDOs on demand or (ii) the period remaining until the VRDO’s next interest rate adjustment. If not redeemed by a Fund through the demand feature, VRDOs mature on a specified date, which may range up to 30 years from the date of issuance. See “VRDOs and Participating VRDOs” below.

Municipal Securities - Quality Standards. A Fund’s portfolio investments in municipal notes and short term tax-exempt commercial paper will be limited to those obligations that are (i) secured by a pledge of the full faith and credit of the United States or (ii) rated, or issued by issuers that have been rated, in one of the two highest rating categories for short term municipal debt obligations by an NRSRO or, if not rated, of comparable quality as determined under procedures approved by the Trustees. A Fund’s investments in municipal bonds will be in issuers that have received from the requisite NRSROs a rating, with respect to a class of short term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short term obligations or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees. Certain tax-exempt obligations (primarily VRDOs and Participating VRDOs) may be entitled to the benefit of letters of credit or similar credit enhancements issued by financial institutions. In such instances, in assessing the quality of such instruments, the Trustees and the Manager will take into account not only the creditworthiness of the issuers, but also the creditworthiness and type of obligation of the financial institution. The type of obligation of the financial institution concerns, for example, whether the letter of credit or similar credit enhancement being issued is conditional or unconditional. Certain Funds also may purchase other types of municipal instruments if, in the opinion of the Trustees or the Manager (as determined in accordance with the procedures established by the Trustees), such obligations are equivalent to securities that have the ratings described above. For a description of debt ratings, see Appendix A —“Description of Bond Ratings.”

A Fund may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured. Preservation of capital is a prime investment objective of the Funds, and while the types of money market securities in which the Funds invest generally are considered to have low principal risk, such securities are not completely risk free. There is a risk of the failure of issuers or credit enhancers to meet their principal and interest obligations. With respect to repurchase agreements and purchase and sale contracts, there is also the risk of the failure of the parties involved to repurchase at the agreed-upon price, in which event each Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

Municipal Securities - Other Factors. Management of the Funds will endeavor to be as fully invested as reasonably practicable in order to maximize the yield on each Fund’s portfolio. Not all short term municipal securities trade on the basis of same day settlements and, accordingly, a portfolio of such securities cannot be managed on a daily basis with the same flexibility as a portfolio of money market securities, which can be bought and sold on a same day basis. There may be times when a Fund has uninvested cash resulting from an influx of cash due to large purchases of shares or the maturing of portfolio securities. A Fund also may be required to maintain cash reserves or incur temporary bank borrowings to make redemption payments, which are made on the same day the redemption request is received. Such inability to be invested fully would lower the yield on such Fund’s portfolio.

Because certain Funds may at times invest a substantial portion of their assets in Municipal Securities secured by bank letters of credit or guarantees, an investment in a Fund should be made with an understanding of the characteristics of the banking industry and the risks that such an investment in such credit enhanced securities may entail. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees that may be charged. The profitability of the banking industry is largely dependent on the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Furthermore, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Changes to the Code may limit the types and volume of securities qualifying for the Federal income tax exemption of interest; this may affect the availability of Municipal Securities for investment by the Funds, which could, in turn, have a negative impact on the yield of the portfolios. A Fund reserves the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in acquiring portfolio securities or otherwise, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares.

Single State Risk. Because certain Funds invest primarily in the Municipal Securities of a single state, each such Fund is more susceptible to factors adversely affecting issuers of Municipal Securities in such state than is a fund that is not concentrated in issuers of a single state’s State Municipal Securities to this degree. Because each Fund’s portfolio will be comprised primarily of short term, high quality securities, each Fund is expected to be less subject to market and credit risks than a fund that invests in longer term or lower quality State Municipal Securities.

A Fund may invest more than 25% of the value of its total assets in Municipal Securities that are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities such as, for example, securities the interest on which is paid from revenues of similar types of projects. As a result, each Fund may be subject to greater risk than funds that do not follow this practice.

VRDOs and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs (described below) may not be honored. The interest rates are adjustable at intervals (ranging from daily to one year) to some prevailing market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustment may be based upon the Public Securities Index or some other appropriate interest rate adjustment index. Each Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy its short term maturity and quality standards.

Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from a financial institution upon a specified number of days’ notice, not to exceed seven days. In addition, a Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in an underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit or issuing the repurchase commitment. Certain Funds have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is contemplated that no Fund will invest more than a limited amount of its total assets in Participating VRDOs. Neither BIF Tax-Exempt nor BBIF Tax-Exempt currently intends to invest more than 20% of its total assets in Participating VRDOs.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will, therefore, be subject to each Fund’s restrictions on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), the VRDOs are not comparable to fixed rate securities. A Fund’s yield on VRDOs will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, a Fund’s yield on VRDOs will increase and its shareholders will have a reduced risk of capital depreciation.

Purchase of Securities with Fixed Price “Puts.” Certain Funds have authority to purchase fixed rate Municipal Securities and, for a price, simultaneously acquire the right to sell such securities back to the seller at an agreed-upon rate at any time during a stated period or on a certain date. Such a right is generally denoted as a fixed price put. Puts with respect to fixed rate instruments are to be distinguished from the demand or repurchase features of VRDOs and Participating VRDOs that enable certain Funds to dispose of such a security at a time when the market value of the security approximates its par value.

Repurchase Agreements and Purchase and Sale Contracts. Funds may invest in Taxable Securities (as defined below, see “Taxable Money Market Securities”) pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof that meets the creditworthiness standards adopted by the Board of Trustees. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement.  One common type of repurchase agreement a Fund may enter into is a “tri-party” repurchase agreement. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. In any repurchase transaction to which a Fund is a party, collateral for a repurchase agreement may include cash items and obligations issued by the U.S. Government or its agencies or instrumentalities.  Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs.  Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation.  Irrespective of the type of collateral underlying the repurchase agreement, the Fund must determine that a repurchase obligation with a particular counterparty involves minimal credit risk to the Fund and otherwise satisfies the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the Investment Company Act.

In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under a repurchase agreement that is construed to be a collateralized loan, instead of the contractual fixed rate of return, the rate of return to a Fund will depend upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.  In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest.  From time to time, a Fund also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements and, with purchase and sale contracts, the purchaser receives any interest on the security paid during the period of the contract.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Fund but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities.  If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall.  As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that (i) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase and (ii) the price of the securities sold may decline below the price at which the Fund is required to repurchase them. In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rule 2a-7 Requirements. Rule 2a-7 under the Investment Company Act sets forth portfolio maturity, liquidity, diversification and quality requirements applicable to all money market funds.

Maturity. Each Fund is managed so that the dollar-weighted average maturity of all of its investments will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less. In addition, the Funds will not acquire any instrument with a remaining maturity of greater than 397 days. The “dollar-weighted average maturity” of a Fund is the average amount of time until the issuers of the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of a debt security in a Fund, the more weight it gets in calculating this average. To calculate the dollar-weighted average maturity, the Fund may treat a variable or floating rate security under certain circumstances as having a maturity equal to the time remaining to the security’s next interest rate reset date rather than the security’s actual maturity. “Dollar-weighted average life” of a Fund’s portfolio is calculated without reference to the exceptions used in calculating the dollar-weighted average maturity for variable or floating rate securities regarding the use of interest rate reset dates.

Liquidity. Rule 2a-7 contains a “general liquidity requirement” that requires that each Fund hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under section 22(e) of the Investment Company Act, and any commitments the Fund has made to shareholders. To comply with this general liquidity requirement, each Fund’s adviser or sub-adviser must consider factors that could affect the Fund’s liquidity needs, including characteristics of the Fund’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly shareholder redemptions), this new provision may require a Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements discussed below. The Funds (other than Municipal Money Market Portfolio, BR State Funds, BIF State Funds, BIF Tax-Exempt and BBIF Tax-Exempt) will not acquire any security other than daily liquid assets unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets. The Funds will not acquire any security other than weekly liquid assets unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. “Daily liquid assets” include (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. “Weekly liquid assets” include (i) and (ii) above as well as (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days. No Fund will invest more than 5% of the value of its total assets in securities that are illiquid (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund).

Portfolio Diversification and Quality . Rule 2a-7 under the Investment Company Act presently limits investments by each Fund (other than BR State Funds and BIF State Funds) in securities issued by any one issuer (except for, among others, securities issued by the U.S. Government, its agencies or instrumentalities or investments in First Tier Securities of a single issuer for certain temporary, limited purposes) ordinarily to not more than 5% of its total assets. In the case of BR State Funds and BIF State Funds, this restriction is applicable only with respect to 75% of a BR State Fund’s or a BIF State Fund’s total assets. In the event of investments in securities that are Second Tier Securities (as defined in Rule 2a-7) issued by a single issuer, not more than 1⁄2 of 1% of the Fund’s total assets may be invested in such Second Tier Securities. For purposes of these diversification policies, investments in a repurchase agreement will be deemed to be an investment in the underlying securities so long as, among other criteria, the securities collateralizing the repurchase agreement consist of cash items and U.S. Government securities and the respective Fund’s adviser or sub-adviser has evaluated the seller’s creditworthiness. In addition, Rule 2a-7 requires that not more than 3% of each Fund’s total assets be invested in Second Tier Securities and that Second Tier Securities may only be purchased if they have a remaining maturity of 45 days or less at the time of acquisition.

Government Money Market Funds . A government money market fund invests at least 99.5% of its total assets in obligations of the U.S. government, including obligations of the U.S. Treasury and federal agencies and instrumentalities, as well as repurchase agreements collateralized by government securities. Under Rule 2a-7, a government money market fund may, but is not required to, impose liquidity fees and suspend redemptions. The Board of Directors has determined that each Fund that is a government money market fund will not be subject to the liquidity fees and redemption gates under Rule 2a-7.

Securities Lending. Each Fund may lend portfolio securities to certain borrowers determined to be creditworthy by BlackRock, including to borrowers affiliated with BlackRock. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund’s total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Fund for such loans, and uninvested cash, may be invested, among other things, in a private investment company managed by an affiliate of the Manager or in registered money market funds advised by the Manager or its affiliates; such investments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. A Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by a Fund for securities loaned out by the Fund will not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.

Structured Notes. Structured notes and other related instruments purchased by a Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). Issuers of structured notes include corporations and banks. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by a Fund. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference measure.

Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The purchase of structured notes exposes a Fund to the credit risk of the issuer of the structured product. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities. The secondary market for structured notes could be illiquid making them difficult to sell when the Fund determines to sell them. The possible lack of a liquid secondary market for structured notes and the resulting inability of the Fund to sell a structured note could expose the Fund to losses and could make structured notes more difficult for the Fund to value accurately.

Taxable Money Market Securities. Certain Funds may invest in a variety of taxable money market securities (“Taxable Securities”). The Taxable Securities in which certain Funds may invest consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers’ acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These investments must have a stated maturity not in excess of 397 days (13 months) from the date of purchase.

The standards applicable to Taxable Securities in which certain Funds invest are essentially the same as those described above with respect to Municipal Securities. Certain Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured.  Taxable Securities in which certain Funds may invest will be rated, or will be issued by issuers that have been rated, in one of the two highest rating categories for short term debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees. Certain Funds will not invest in taxable short term money market securities.

U.S. Government Obligations . Examples of the types of U.S. Government obligations that may be held by certain Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), Federal Financing Bank, General Services Administration, The Co-operative Central Bank, Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Farm Credit System and Tennessee Valley Authority. Certain Funds may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such obligations of Ginnie Mae, Fannie Mae and Freddie Mac.

To the extent consistent with their respective investment objectives, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. Government or its agencies, instrumentalities or U.S. Government sponsored enterprises. Not all U.S. Government obligations carry the same credit support. No assurance can be given that the U.S. Government would provide financial support to its agencies, instrumentalities or U.S. Government sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future.

In addition, certain Funds may invest in U.S. Treasury Floating Rate Notes (FRNs), which are two-year notes issued by the U.S. Treasury. The interest rate of an FRN changes over the life of the FRN and is the sum of an index rate and a spread. The index rate of an FRN is tied to the highest accepted discount rate of the most recent 13-week Treasury bill and is re-set every week. The spread is a rate applied to the index rate. The spread stays the same for the life of an FRN. The spread is determined at the auction where the FRN is first offered. The spread is the highest accepted discount margin in that auction. See also “Variable and Floating Rate Instruments” below.

Variable and Floating Rate Instruments . Certain Funds may purchase variable and floating rate instruments. Variable and floating rate instruments are subject to the credit quality standards described in the prospectuses. A Fund invests in variable or floating rate notes only when the Manager deems the investment to involve minimal credit risk. In some cases, the Funds may require that the obligation to pay the principal of the instrument be backed by a letter of credit or guarantee. Such instruments may carry stated maturities in excess of 13 months provided that the maturity-shortening provisions stated in Rule 2a-7 are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, a Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market.

Variable and floating rate instruments held by a Fund may have maturities of more than 13 months provided: (i) the Fund is entitled to the payment of principal and interest at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), unless the instrument is guaranteed by the U.S. Government or its agencies and/or instrumentalities, and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months.

In determining a Fund’s average weighted portfolio maturity and whether a long-term variable rate demand instrument has a remaining maturity of 13 months or less, the instrument will be deemed by a Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining a Fund’s average weighted portfolio maturity and whether a long-term floating rate demand instrument has a remaining maturity of 13 months or less, the instrument will be deemed by a Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand. In addition, a variable or floating rate instrument issued or guaranteed by the U.S. Government or its agencies and/or instrumentalities will be deemed by a Fund to have a maturity equal to the period remaining until its next interest rate adjustment (in the case of a variable rate instrument) or one day (in the case of a floating rate instrument). Variable and floating rate notes are frequently rated by credit rating agencies, and their issuers must satisfy the Fund’s quality and maturity requirements. If an issuer of such a note were to default on its payment obligation, the Fund might be unable to dispose of the note because of the absence of an active secondary market and might, for this or other reasons, suffer a loss.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on a “TBA” (to be announced) basis). These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Bank of New York, beginning January 1, 2014, a Fund or its counterparty generally will be required to post collateral when entering into certain forward-settling transactions, including without limitation TBA transactions.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

When a Fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Diversification Status

Each Fund’s investments will be limited in order to allow the Fund to continue to qualify as a regulated investment company (“RIC”) under the Code. To qualify, among other requirements, each Fund will limit its investments so that at the close of each quarter of the taxable year (i) at least 50% of the market value of each Fund’s total assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income). For purposes of this restriction, the BIF State Funds, BIF Tax-Exempt, BBIF Tax-Exempt, BR State Funds and Municipal Money Market Portfolio generally will regard each state and each of its political subdivisions, agencies or instrumentalities, and each multi-state agency of which the state is a member as a separate issuer. Each public authority that issues securities on behalf of a private entity generally will also be regarded as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Trustees of BR State Funds, Municipal Money Market Portfolio, BIF Multi-State Municipal Series Trust, BIF Tax-Exempt and BBIF Tax-Exempt to the extent necessary to comply with changes to the Federal tax requirements. See “Dividends and Taxes — Taxes.”

Each Fund other than the BR State Funds and the BIF State Funds has elected to be classified as “diversified” under the Investment Company Act. Each Fund must also satisfy the diversification requirements set forth in Rule 2a-7. Because the BR State Funds and the BIF State Funds must satisfy the diversification requirements set forth in Rule 2a-7 such Funds will thereby be deemed to be diversified under the Investment Company Act.

Management and Other Service Arrangements

Trustees and Officers

See Part I, Section III “Information on Trustees and Officers — Biographical Information,” “—Share Ownership” and “—Compensation of Trustees” of each Fund’s SAI for biographical and certain other information relating to the Trustees and officers of your Fund, including Trustees’ compensation.

Management Arrangements

Management Services. The Manager provides each Fund with investment advisory and management services. Subject to the supervision of the Board of Trustees, the Manager is responsible for the actual management of a Fund’s portfolio and reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of each Fund.

Each Feeder Fund invests all or a portion of its assets in shares of a Master Portfolio. To the extent a Feeder Fund invests all of its assets in a Master Portfolio, it does not invest directly in portfolio securities and does not require management services. For such Feeder Funds, portfolio management occurs at the Master Portfolio level.

Management Fee . Each Fund has entered into a management agreement with the Manager pursuant to which the Manager receives for its services to the Fund monthly compensation at an annual rate based on the average daily net assets of the Fund. For information regarding specific fee rates for your Fund and the fees paid by your Fund to the Manager for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management, Advisory and Other Service Arrangements” of each Fund’s SAI. Each Management Agreement obligates the Manager to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Manager is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees of the Fund who are affiliated persons of the Manager or any affiliate.

For Funds that do not have an administration agreement with the Manager, each Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of a Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are interested persons of the Fund. Each Fund pays all other expenses incurred in the operation of that Fund, including among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by BlackRock Investments, LLC (the “Distributor” or “BRIL”), charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of Trustees who are not interested persons of a Fund as defined in the Investment Company Act; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to each Fund by State Street Bank and Trust Company (“State Street”) or BNY Mellon Investment Servicing (US) Inc.(“BNY Mellon”) pursuant to an agreement between State Street or BNY Mellon and each Fund. Each Fund pays a fee for these services. In addition, the Manager provides certain accounting services to each Fund and the Fund pays the Manager a fee for such services. The Distributor pays certain promotional expenses of the Funds incurred in connection with the offering of shares of the Funds. Certain expenses are financed by each Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”

Organization of the Manager . The Manager, BlackRock Advisors, LLC, is a Delaware limited liability company and an indirect, wholly owned subsidiary of BlackRock, Inc.

Duration and Termination . Unless earlier terminated as described below, each Management Agreement will remain in effect from year to year if approved annually (a) by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund and (b) by a majority of the Trustees who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. The Management Agreements are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Other Service Arrangements

Administrative Services and Administrative Fee . Certain Funds have entered into an administration agreement (the “Administration Agreement”) with an administrator identified in the Fund’s Prospectus and Part I of the Fund’s SAI (each, an “Administrator”). For its services to a Fund, the Administrator receives monthly compensation at the annual rate set forth in each applicable Fund’s Prospectus. For information regarding any administrative fees paid by your Fund to the Administrator for the periods indicated, see Part I, Section IV “Management, Advisory and Other Service Arrangements” of that Fund’s SAI.

For Funds that have an Administrator, the Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Trustees of the Fund who are affiliated persons of the Administrator or any of its affiliates.

Duration and Termination of Administration Agreement. Unless earlier terminated as described below, each Administration Agreement will continue from year to year if approved annually (a) by the Board of Trustees of each applicable Fund or by a vote of a majority of the outstanding voting securities of such Fund and (b) by a majority of the Trustees of the Fund who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Transfer Agency Services. Each Fund has entered into an agreement with a transfer agent identified in the Fund’s Prospectus and Part I of the Fund’s SAI, pursuant to which the transfer agent is responsible for the issuance, transfer, and redemption of shares and the opening and maintenance of shareholder accounts. Each Fund pays a fee for these services.

See Part I, Section IV “Management, Advisory and Other Service Arrangements — Transfer Agency Services” of each Fund’s SAI.

Independent Registered Public Accounting Firm . The Audit Committee of each Fund, the members of which are non-interested Trustees of the Fund, has selected an independent registered public accounting firm for that Fund that audits the Fund’s financial statements. Please see the inside back cover page of your Fund’s Prospectus and Part I, Section IX “Additional Information” of each Fund’s SAI for information on your Fund’s independent registered public accounting firm.

Custodian Services. The name and address of the custodian (the “Custodian”) of each Fund appears on the inside back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories.

Accounting Services . Each Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”), pursuant to which State Street provides certain accounting and administrative services to the Fund. Each Fund pays a fee for these services. State Street provides similar accounting services to the Master LLCs. The Manager or the Administrator also provides certain accounting services to each Fund and each Fund reimburses the Manager or the Administrator for these services.

See Part I, Section IV “Management, Advisory and Other Service Arrangements — Accounting Services” of each Fund’s SAI for information on the amounts paid by your Fund and, if applicable, Master LLC, to State Street, the Manager and/or the Administrator for the periods indicated.

Distribution Expenses. Each Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above. See Part I, Section V “Distribution Related Expenses” of each Fund’s SAI for information on the fees paid by your Fund for the periods indicated.

Disclosure of Portfolio Holdings

The Boards of Trustees of each Fund and the Board of Directors of the Manager have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Fund’s portfolio securities, as applicable, and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Funds have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third-party data providers) have access to such information no more frequently than shareholders and prospective shareholders.

Pursuant to the Guidelines, the Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to the Fund’s portfolio holdings.  The respective Boards of Trustees have approved the adoption by the Funds of the Guidelines, and employees of the Manager are responsible for adherence to the Guidelines.  Each Fund’s Board of Trustees provides ongoing oversight of the Fund’s and Manager’s compliance with the Guidelines.  Examples of the types of information that may be disclosed pursuant to the Guidelines are provided below.  This information may be both material non-public information (“Confidential Information”) and proprietary information of the Manager. Information that is non-material or that may be obtained from public sources (i.e., information that has been publicly disclosed via a filing with the Commission (e.g., fund annual report), through a press release or placement on a publicly-available internet web site) shall not be deemed Confidential Information.

Except as otherwise provided in the Guidelines, Confidential Information relating to the Funds may not be distributed to persons not employed by the Manager unless the Fund has a legitimate business purpose for doing so.  Confidential Information may also be disclosed to the Funds’ Trustees and their counsel, outside counsel for the Funds and the Funds’ auditors, and may be disclosed to the Funds’ service providers and other appropriate parties with the approval of the Fund’s Chief Compliance Officer, the Manager’s General Counsel, the Manager’s Chief Compliance Officer or the designee of such persons, and in addition, in the case of disclosure to third parties, subject to a confidentiality or non-disclosure agreement, as necessary, in accordance with the Guidelines.  Information may also be disclosed as required by applicable laws and regulation.

Examples of instances in which selective disclosure of a Fund’s portfolio securities or other portfolio information may be appropriate include: (i) disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Manager; (ii) disclosure to a newly-hired investment adviser or sub-adviser prior to its commencing its duties; (iii) disclosure to a third-party feeder fund consistent with their agreements with a master portfolio advised by BlackRock; (iv) disclosure to third-party service providers of legal, auditing, custody, proxy voting, pricing and other services to the Fund or a third-party feeder fund; or (v) disclosure to a rating or ranking organization.

Asset and Return Information. Data on NAVs, asset levels (by total fund and share class), accruals, yields, capital gains, dividends and fund returns (net of fees by share class) are generally available to shareholders, prospective shareholders, consultants and third-party data providers upon request, as soon as such data is available. Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are generally available to shareholders, prospective shareholders, consultants and third-party data providers as soon as such data is released after month-end.

Portfolio Characteristics. Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the fund held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.

1.	Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.[1]
2.	Fund Fact Sheets, which contain certain portfolio characteristics, are available, in both hard copy and electronically, to shareholders, prospective shareholders, intermediaries and consultants on a monthly or quarterly basis no earlier than the fifth calendar day after the end of a month or quarter.
3.	Money Market Performance Reports, which contain money market fund performance for the recent month, rolling 12-month average yields and benchmark performance, are available on a monthly basis to shareholders, prospective shareholders, intermediaries and consultants by the tenth calendar day of the month. This information may also be obtained electronically upon request.

Portfolio Holdings. In addition to position description, portfolio holdings may also include issuer name, CUSIP, ticker symbol, total shares and market value for equity portfolios and issuer name, CUSIP, ticker symbol, coupon, maturity, current face value and market value for fixed income portfolios. Other information that may be provided includes quantity, SEDOL, market price, yield, weighted average life, duration and convexity of each security in a Fund as of a specific date.

The following shall not be deemed to be a disclosure of Confidential Information:

●	Generally, month-end portfolio holdings may be made available to fund shareholders, prospective shareholders, intermediaries, consultants and third party data providers (e.g., Lipper, Morningstar and Bloomberg) on the 20th calendar day after the end of each month, except for BlackRock Global Allocation Fund, Inc., BlackRock Global Dynamic Equity Fund, Global Allocation Portfolio of BlackRock Series Fund, Inc. and Global Allocation V.I. Fund, whose holdings may be made available on the 40th calendar day after the end of the quarter (based on each Fund’s fiscal year end).[1]

The following information as it relates to money market funds, unless made available to the public, shall be deemed a disclosure of Confidential Information and, subject to the Guidelines, requires a confidentiality or non-disclosure arrangement:

●	Weekly portfolio holdings made available to fund shareholders, prospective shareholders, intermediaries and consultants on the next business day after the end of the weekly period.
●	Weekly portfolio holdings and characteristics made available to third-party data providers (e.g., Lipper, Morningstar, Bloomberg, S&P, Fitch, Moody’s, Crane Data and iMoneyNet, Inc.) on the next business day after the end of the weekly period.

Other Information. The Guidelines shall also apply to other Confidential Information of a Fund such as attribution analyses or security-specific information (e.g., information about Fund holdings where an issuer has been downgraded, been acquired or declared bankruptcy).

Implementation. All employees of the Manager must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, and third-party databases. The Fund’s Chief Compliance Officer is responsible for oversight

1 The precise number of days specified above may vary slightly from period to period depending on whether the specified calendar day falls on a weekend or holiday.

of compliance with the Guidelines and will recommend to the Board of Trustees any changes to the Guidelines that he or she deems necessary or appropriate to ensure the Funds’ and the Manager’s compliance.

Ongoing Arrangements . The Manager has entered into ongoing agreements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

1.  Funds’ Boards of Trustees and, if necessary, Independent Trustees’ counsel and Fund counsel.

2. Funds’ transfer agent

3. Funds’ Custodian

4.  Funds’ Administrator, if applicable.

5.  Funds’ independent registered public accounting firm.

6.  Funds’ accounting services provider

7.  Independent rating agencies — Morningstar, Inc., Lipper Inc., S&P, Moody’s, Fitch

8.  Information aggregators — Markit on Demand, Thomson Financial and Bloomberg, eVestments Alliance, Informa/PSN Investment Solutions, Crane Data, and iMoneyNet

9.  Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

10.  Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC, Mercer Investment Consulting, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions) and Wilshire Associates.

11.  Pricing Vendors — Reuters Pricing Service, Bloomberg, FT Interactive Data (FT IDC), ITG, Telekurs Financial, FactSet Research Systems Inc., JP Morgan Pricing Direct (formerly Bear Stearns Pricing Service), Standard and Poor’s Security Evaluations Service, Lehman Index Pricing, Bank of America High Yield Index, Loan Pricing Corporation (LPC), LoanX, Super Derivatives, iBOXX Index, Barclays Euro Gov’t Inflation-Linked Bond Index, JPMorgan Emerging & Developed Market Index, Reuters/WM Company, Nomura BPI Index, Japan Securities Dealers Association, Valuation Research Corporation and Murray, Devine & Co, Inc.

12.  Portfolio Compliance Consultants — Oracle/i-Flex Solutions, Inc.

13. Third-party feeder funds — Hewitt Money Market Fund, Hewitt Series Fund, Hewitt Financial Services LLC, Homestead, Inc., Transamerica, State Farm Mutual Fund and Sterling Capital Funds, and their respective boards, sponsors, administrators and other service providers.

14. Affiliated feeder funds — BlackRock Cayman Prime Money Market Fund, Ltd. and BlackRock Cayman Treasury Money Market Fund Ltd., and their respective boards, sponsors, administrators and other service providers.

15. Other — Investment Company Institute , Mizuho Asset Management Co., Ltd. and Nationwide Fund Advisors.

With respect to each such arrangement, each Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Funds, the Manager and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

The Funds and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Manager’s Code of Ethics and Code of Business Conduct and Ethics — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Manager’s compliance personnel under the supervision of the Fund’s Chief Compliance Officer, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities — including securities held by the Funds — about which the Manager has Confidential Information. There can be no assurance, however, that the Funds’ policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

Potential Conflicts of Interest

The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of BlackRock Advisors, LLC, the Funds’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Funds and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the Commission, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. A Fund also may invest in securities of companies to which an Affiliate provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund. As indicated below, BlackRock or its Affiliates may engage in transactions with companies in which BlackRock-advised funds or other clients have an investment.

BlackRock and Ace Limited (“ACE”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock will also have a less than 1/2 of 1% ownership interest in Re Co. BlackRock will manage the investment portfolio of Re Co, which will be held in a wholly-owned subsidiary. Re Co will participate as a reinsurer with reinsurance contracts underwritten by subsidiaries of ACE. An independent director of certain BlackRock-advised funds also serves as an independent director of ACE and has no interest or involvement in the Re Co transaction.

BlackRock and its Affiliates, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Determination of Net Asset Value” in this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Funds’ Board of Directors. When determining an asset’s “fair value,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information about obtaining documents on the Commission’s website may be obtained by calling the Commission at (800) SEC-0330. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. In addition, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock or its Affiliates are directors or officers of the issuer.

In certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, there may be limits on the aggregate amount invested by Affiliates (including BlackRock) for their proprietary accounts and for client accounts (including the Funds) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions. As a result, BlackRock on behalf of its clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Funds), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage the Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.

BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.

The custody arrangement described in “Management and Other Service Arrangements” may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Funds. This is because the custody arrangements with the Funds' custodian may have the effect of reducing custody fees when the Funds leave cash balances uninvested. When a Fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the Fund. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for Funds with expense caps in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

Present and future activities of BlackRock and its Affiliates, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

Purchase of Shares

Each Fund offers its shares without a sales charge at a price equal to the net asset value next determined after a purchase order becomes effective. Each Fund attempts to maintain a net asset value per share of $1.00. Share purchase orders are effective on the date Federal Funds become available to a Fund. If Federal Funds are available to a Fund prior to the determination of net asset value on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase. Federal Funds are a commercial bank’s deposits in a Federal Reserve Bank and can be transferred from one member bank’s account to that of another member bank on the same day and thus are considered to be immediately available funds. Any order may be rejected by a Fund or the Distributor.

Shareholder Services

Each Fund offers a number of shareholder services described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services and copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from each Fund, by calling the telephone number on the cover page to Part I of your Fund’s SAI, or from the Distributor.  The types of shareholder service programs offered to shareholders include: Investment Account; Fee-Based Programs; Automatic Investment Plan; Accrued Monthly Payout Plan; Systematic Withdrawal Plan; and Retirement and Education Savings Plans.

Purchase of Shares by all Investors other than Cash Management Account® (“CMA”) service (or other Merrill Lynch central asset account program) Subscribers, Working Capital Management Account® (“WCMA”) service (or other Merrill Lynch business account program) Subscribers and Shareholders of Retirement Reserves

The minimum initial purchase is $5,000 and the minimum subsequent purchase is $1,000, except that lower minimums apply in the case of purchases made under certain retirement plans. Each Fund may, at its discretion, establish reduced minimum initial and subsequent purchase requirements with respect to various types of accounts. For pension, profit sharing, individual retirement and certain other retirement plans, including self-directed retirement plans for which Merrill Lynch acts as passive custodian and the various retirement plans available from the Distributor, the minimum initial purchase is $100 and the minimum subsequent purchase is $1. The minimum initial or subsequent purchase requirements may be waived for certain employer-sponsored retirement or savings plans, such as tax-qualified retirement plans within the meaning of Section 401(a) of the Code, deferred compensation plans within the meaning of Section 403(b) and Section 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system. For accounts advised by banks and registered investment advisers, the minimum initial purchase is $300 and the minimum subsequent purchase is $100.

If you are not a CMA service (or other Merrill Lynch central asset account program) subscriber, you may purchase shares of a BIF Fund directly through the Fund’s transfer agent in the manner described below under “Methods of Payment—Payment to the Transfer Agent.” Shareholders of the BIF Funds who do not subscribe to the CMA service (or other Merrill Lynch central asset account program) will not pay the applicable program fee, and will not receive any of the services available to program subscribers such as the card/check account or automatic investment of free cash balances.

Methods of Payment

Payment Through Securities Dealers. You may purchase shares of a Fund through securities dealers, including Merrill Lynch, who have entered into selected dealer agreements with the Distributor. In such a case, the dealer will transmit payment to the Fund on your behalf and will supply the Fund with the required account information. Generally, purchase orders placed through Merrill Lynch will be made effective on the day the order is placed. Merrill Lynch has an order procedure pursuant to which you can have the proceeds from the sale of listed securities invested in shares of a Fund on the day you receive the proceeds in your Merrill Lynch securities accounts. If you have a free cash balance (i.e., immediately available funds) in securities accounts of Merrill Lynch, your funds will not be invested in a Fund until the day after the order is placed with Merrill Lynch. Shareholders of the BIF Funds not subscribing to the CMA service (or other Merrill Lynch central asset account program) can purchase shares of a CMA fund only through the Fund’s transfer agent.

Payment by Wire . If you maintain an account directly with the Fund’s transfer agent, you may invest in a Fund through wire transmittal of Federal Funds to the Fund’s transfer agent. A Fund will not be responsible for delays in the wiring system. Payment should be wired to Bank of America, 1401 Elm Street, Dallas, Texas 75202. You should give your financial institution the following wiring instructions: ABA #026009593 Merrill Lynch Money Markets, DDA #375624069. The wire should identify the name of the Fund, and should include your name and account number. Failure to submit the required information may delay investment. We urge you to make payment by wire in Federal Funds. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your financial adviser.

Payment to the Transfer Agent. Payment made by check may be submitted directly by mail or otherwise to the Fund’s transfer agent. Purchase orders by mail should be sent to Financial Data Services, Inc., P.O. Box 40486, Jacksonville, Florida 32203-0486. Purchase orders sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville,

Florida 32246-6484. If you are opening a new account, you must enclose a completed Purchase Application. If you are an existing shareholder, you should enclose the detachable stub from a monthly account statement. Checks should be made payable to the Distributor. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks. Since there is a three day settlement period applicable to the sale of most securities, delays may occur when an investor is liquidating other investments for investment in one of the Funds.

Purchases of Shares of U.S.A. Government Money Through Merrill Lynch Plans

Shares of U.S.A. Government Money are also offered to participants in certain retirement plans for which Merrill Lynch acts as custodian (“Custodial Plans”). Shares of the Fund are no longer available for purchase in an individual retirement account (“IRA”), individual retirement rollover account (“IRRA®”), Roth individual retirement account (“Roth IRA”), simplified employee pension plan (“SEP”), simple retirement account (“SRA”) and Coverdell Education Savings Accounts (“ESAs”) (formerly known as “Education IRAs”) established after December 6, 1999. Accounts opened prior to December 6, 1999 may continue to purchase shares as set forth below. Accounts for the Retirement Selector Account (“RSA”) or the BasicSM Plans may continue to purchase shares of the Fund, regardless of the date the account was established. Information concerning the establishment and maintenance of Custodial Plans and investments by Custodial Plan accounts is contained in the Custodial Plan documents available from Merrill Lynch.

Special purchase procedures apply in the case of the Custodial Plans. The minimum initial purchase for participants in Custodial Plans is $100, and the minimum subsequent purchase is $1. In addition, participants in certain of the Custodial Plans may elect to have cash balances in their Custodial Plan account automatically invested in the Fund. Cash balances of participants who elect to have funds automatically invested in U.S.A. Government Money will be invested as follows: Cash balances arising from the sale of securities held in the Custodial Plan account that do not settle on the day of the transaction (such as most common and preferred stock transactions) become available to the Fund and will be invested in shares of the Fund on the business day following the day that proceeds with respect thereto are received in the Custodial Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Custodial Plan account settling on a same day basis and from principal repayments on debt securities held in the account become available to the Fund and will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Custodial Plan account or from a contribution to the Custodial Plan are invested in shares of the Fund on the business day following the date the payment is received in the Custodial Plan account.

If you do not elect to have cash balances automatically invested in shares of U.S.A. Government Money you may enter a purchase order through your financial adviser or service representative.

Purchase of Shares by CMA Service Subscribers

Merrill Lynch Programs. Shares of the BIF Funds are offered to participants in the CMA service, to participants in certain other Merrill Lynch central asset account programs and to individual investors maintaining accounts directly with the Funds’ transfer agent. If you participate in the CMA service, you generally will have free cash balances invested in shares of the Fund you designated as the primary investment account (“Money Account”) as described below. The primary Money Account for CMA service subscribers is the Merrill Lynch Bank Deposit Program (described below). Certain clients may qualify to choose the BIF Tax-Exempt or BIF State Funds as their primary Money Account.

 You may also elect to have free cash balances invested in individual deposit accounts pursuant to the Insured Savings Account or in one or more bank deposit accounts at Bank of America, N.A. and/or Bank of America California, N.A. (the “Merrill Lynch Bank Deposit Program”), FDIC insured depository institutions. For more information about these alternatives, you should contact your financial adviser.

If you subscribe to the CMA service, you have the option to change the designation of your Money Account at any time by notifying your financial adviser. At that time, you may instruct your financial adviser to redeem shares of a Fund designated as the Money Account and to transfer the proceeds to the newly designated Money Account. Each BIF Fund has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the BIF Fund’s shareholders to issue additional shares. If sales of shares of BIF Tax-Exempt are suspended and you have designated this Fund as your Money Account, you may designate one of the BIF State Funds (if available) as the Money Account and vice versa. Alternatively, you may designate the Merrill Lynch Bank Deposit Program as your Money Account. Pending such an election, Merrill Lynch will consider various alternatives with respect to automatic investments for such accounts, including the investment of free cash balances in such accounts in an account at the Merrill Lynch Banking Advantage Program.

Automatic Purchases

(BIF Tax-Exempt and BIF State Funds): Where offered, free cash balances in a program account are automatically invested in shares of the Fund designated as your Money Account not later than the first business day of each week on which the New York Stock Exchange (the “NYSE”) or New York banks are open, which normally will be Monday. Free cash balances from the following transactions will be invested automatically prior to the automatic weekly sweeps on the next business day following receipt of the proceeds: (i) proceeds from the sale of securities that do not settle on the day of the transaction (such as most common and preferred stock transactions) and from principal repayments on debt securities, (ii) from the sale of securities settling on a same day basis; and (iii) free cash balances of $1,000 or more arising from cash deposits into a subscriber’s account, dividend and interest payments or any other source unless such balance results from a cash deposit made after the cashiering deadline of the Merrill Lynch office in which the deposit is made. In that case, the resulting free cash balances are invested on the second following business day. If you wish to make a cash deposit, you should contact your Merrill Lynch financial adviser for information concerning the local office’s cashiering deadline. Free cash balances of less than $1,000 are invested in shares in the automatic weekly sweep.

(All BIF Funds except for BIF Tax-Exempt Funds): In limited circumstances, free cash balances in certain Merrill Lynch central asset account programs may be swept into BIF Money; however, generally new cash balances in program accounts will be swept automatically into one or more bank deposit accounts established through the Merrill Lynch Bank Deposit Program chosen by the participant as his or her Money Account. Debits in CMA accounts will be paid from balances in BIF Money, BIF Government Securities and BIF Treasury until those balances are depleted. Free cash balances in CMA accounts electing the tax-exempt sweep options will continue to be swept into one of the BIF Tax-Exempt Funds.

Manual Purchases (All BIF Funds): If you subscribe to the CMA service, you may make manual investments of $1,000 or more through your financial adviser at any time in shares of a BIF Fund not selected as your Money Account. Manual purchases take effect on the day following the day the order is placed by Merrill Lynch with the Fund, except that orders involving cash deposits made on the date of a manual purchase take effect on the second business day thereafter, if they are placed with the Fund after the cashiering deadline of the Merrill Lynch office in which the deposit is made. As a result, if you enter manual purchase orders that include cash deposits made on that day after the cashiering deadline, you will not receive the daily dividend which you would have received had your order been entered prior to the deadline. In addition, manual purchases of $500,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. If you desire further information on this method of purchasing shares, you should contact your financial adviser.

All purchases of Fund shares and dividend reinvestments will be confirmed to CMA service (or other Merrill Lynch central asset account program) subscribers (rounded to the nearest share) in the monthly transaction statement provided by Merrill Lynch.

Working Capital Management Account®. The Working Capital Management Account® (“WCMA”) financial service (“WCMA service”) for corporations and other businesses provides participants a securities account (which includes all the features of a regular CMA account) plus optional lines of credit and other features. The WCMA service has sweep features and annual participation fees different from those of a CMA account. A brochure describing the WCMA service as well as information concerning charges for participation in the program is available from Merrill Lynch.

Participants in the WCMA service are able to manually invest funds in certain designated BIF Funds. Checks and other funds transmitted to a WCMA service account generally will be applied in the following order: (i) to the payment of pending securities transactions or other charges in the participant’s securities account, (ii) to reduce outstanding balances in the lines of credit available through such program and (iii) to purchase shares of the designated BIF Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated BIF Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service account from the sale of securities will be invested in the designated BIF Fund as described above. The amount received in a WCMA service account prior to the cashiering deadline of the Merrill Lynch office in which the deposit is made will be invested on the second business day following Merrill Lynch’s receipt of the check. Redemptions of BIF Fund shares will be effected as described below under “Redemption of Shares — Redemption of Shares by CMA Service Subscribers — Automatic Redemptions” to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service subscribers. WCMA service subscribers that have a line of credit will, however, be permitted to maintain a minimum BIF Fund balance. For subscribers who elect to maintain such a balance, debits from check use will be satisfied through the line of credit so that such balance is maintained.

However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

From time to time, Merrill Lynch also may offer certain BIF Funds to participants in other Merrill Lynch-sponsored programs. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. You can obtain more information on the services and fees associated with such programs by contacting your financial adviser.

Purchase of Shares of BBIF Funds by WCMA Service Subscribers

Eligibility. Shares of the BBIF Funds are offered to certain subscribers in the WCMA service and in certain other Merrill Lynch business account programs. WCMA service or other business account program subscribers generally will have available cash balances invested in the Fund designated by the subscriber as the primary investment account (the “Primary Money Account”). A subscriber also may elect to manually invest cash balances into certain other money market funds or individual money market accounts pursuant to the Insured Savings AccountSM.

The WCMA service and certain other Merrill Lynch business account programs have sweep features and annual participation fees different from those of a CMA account.

Purchases of shares of a BBIF Fund designated as the Primary Money Account will be made pursuant to the automatic or manual purchase procedures described below.

BBIF Tax-Exempt has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares. If sales of shares of BBIF Tax-Exempt are suspended, a shareholder who has designated such Fund as its Primary Money Account will be permitted to designate another eligible money fund (if available) as the primary account.

Subscribers in the WCMA service or other business account program have the option to change the designation of their Primary Money Account at any time by notifying their Merrill Lynch financial adviser. At that time, a subscriber may instruct its financial adviser to redeem shares of a BBIF Fund designated as the Primary Money Account and to transfer the proceeds to the share class that the subscriber is eligible to own in the newly-designated Primary Money Account.

Automatic Purchases . The delay with respect to the automatic investment of cash balances in a subscriber’s account in shares of the Fund designated as the subscriber’s Primary Money Account is determined by the subscriber’s WCMA service or other business account program tier assignment. For further information regarding the timing of sweeps for each tier, a subscriber should consult with its Merrill Lynch financial adviser or the relevant service account agreement and program description.

Manual Purchases. Subscribers in the WCMA service or other business account program may make manual investments of $1,000 or more at any time in shares of a BBIF Fund not selected as that investor’s Primary Money Account. Manual purchases shall be effective on the day following the day the order is placed with Merrill Lynch, except that orders involving cash deposits made on the date of a manual purchase shall become effective on the second business day thereafter if they are placed after the cashiering deadline of the Merrill Lynch office in which the deposit is made. As a result, WCMA service or other business account program subscribers who enter manual purchase orders that include cash deposits made on that day after such cashiering deadline will not receive the daily dividend which would have been received had their orders been entered prior to the deadline. In addition, manual purchases of $1,000,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. A WCMA service or other business account program subscriber desiring further information on this method of purchasing shares should contact its Merrill Lynch financial adviser.

All purchases of the BBIF Funds’ shares and dividend reinvestments will be confirmed to WCMA service or other business account program subscribers (rounded to the nearest share) in the monthly transaction statement.

 BBIF Multiple Class Structure. Each BBIF Fund offers four share classes, each with its own ongoing fees, expenses and other features. A subscriber must be eligible to own a particular class of shares. Reference is made to “Account Information— BBIF Multiple Class Structure” and “—How to Choose the Share Class that Best Suits Your Needs” in the Prospectus for certain information with respect to the eligibility requirements to own Class 1, Class 2, Class 3 and Class 4 shares of each BBIF Fund.

Each Class 1, Class 2, Class 3 or Class 4 share of a BBIF Fund represents an identical interest in that Fund and has the same rights, except that each class of shares bears to a different degree the expenses of the service fees and distribution fees and the additional incremental transfer agency costs resulting from the conversion of shares. See “Account Information— BBIF Multiple Class Structure” and “—How to Choose the Share Class that Best Suits Your Needs” in the Prospectus. The distribution fees and service fees that are imposed on each class of shares, are imposed directly against that class and not against all assets of the BBIF Fund and, accordingly, the differing fee rate for each class does not affect the net asset value or have any impact on any other class of shares. Dividends paid by a BBIF Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that service fees and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class may be subject to monthly automatic conversions. See “Your Account — BBIF Multiple Class Structure” in the Prospectus.

WCMA subscribers should understand the purpose and function of different fee rates with respect to each class, which is to provide for the financing of the distribution of each class of shares of the BBIF Funds. Class 4 shares bear the lowest service and distribution fees because larger accounts cost less to service and distribute and those economies are passed on to the subscriber. Class 1 shares bear the highest service and distribution fees because smaller accounts cost more to service and distribute and there are fewer economies to pass on to the subscriber. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Purchase of Shares of Retirement Reserves

Purchases of Retirement Reserves shares by pension, profit-sharing and annuity plans are made by the trustee or sponsor of such plan by payments directly to Merrill Lynch.

Retirement Reserves offers two classes of shares, Class I and Class II shares. Each Class I and Class II share of the Fund represents an identical interest in the investment portfolio of the Fund, except that Class II shares bear the expenses of the ongoing distribution fees.

Class I shares of Retirement Reserves are offered to certain Custodial Plans with an active custodial retirement account as of September 30, 1998, any Custodial Plan purchasing shares of the Fund through a Merrill Lynch fee-based program, certain independent pension, profit-sharing, annuity and other qualified plans, and qualified tuition programs established under Section 529 of the Code (collectively, the “Plans”).

Class II shares are offered to any Plan that did not have an active custodial retirement account as of September 30, 1998 and does not otherwise qualify to purchase Class I shares.

There are nine types of Custodial Plans: (1) a traditional IRA, (2) a Roth IRA, (3) an IRRA®, (4) a SEP, (5) an SRA, (6) a BasicSM (Keogh Plus) profit sharing plan and (7) a BasicSM (Keogh Plus) money purchase pension plan (together with the profit sharing plan, the “BasicSM Plans”), (8) a 403(b)(7) RSA, and (9) an education account. Although the amount that may be contributed to a Plan account in any one year is subject to certain limitations, assets already in a Plan account may be invested in the Fund without regard to such limitations.

If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another securities dealer or other financial intermediary, you should be aware that if the firm will not take delivery of shares of Retirement Reserves, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.

Plan Investments. If you are a Plan participant, an investment in shares of Retirement Reserves can be made as follows:

If participants elect to have their contributions invested in the Fund, the contributions will be invested automatically on the business day following the date they are received in the account. There will be no minimum initial or subsequent purchase requirement pursuant to these types of plans. The amount that may be contributed to a Plan in any one year is subject to certain limitations under the Code; however, assets already in a Plan account may be invested without regard to such limitations on contributions. Cash balances of less than $1.00 will not be invested.

Participants in Custodial Plans who opened their accounts prior to December 6, 1999 had two options concerning cash balances that may arise in their accounts. First, participants could have elected to have such balances automatically invested on a daily basis in shares of the Fund or, in some cases, in another money market mutual fund advised by the Manager. Second, participants (except for RSAs) could have elected to have such balances deposited in an FDIC-insured money market account with one or more commercial banks. After December 6, 1999, certain Custodial Plan accounts no longer have the first option for cash balances.

Participants who have elected to have cash balances automatically invested in the Fund will have such funds invested as follows: cash balances arising from the sale of securities held in the Plan account that do not settle on the day of the transaction (such as most common and preferred stock transactions) will be invested in shares of the Fund on the business day following the day that the proceeds are received in the Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Plan account settling on a same day basis and from principal repayments on debt securities held in the account will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Plan account or from a contribution to the Plan are invested in shares of the Fund on the business day following the date the payment is received in the Plan account.

All purchases and redemptions of Fund shares and dividend reinvestments are confirmed (rounded to the nearest share) to participants in Plans in the monthly or quarterly statement sent to all participants in these Plans. The Fund and the Distributor have received an exemptive order from the Commission that permits the Fund to omit sending out more frequent confirmations with respect to certain transactions. These transactions include purchases resulting from automatic investments in shares of the Fund and redemptions that are effected automatically to purchase other securities that the participant has selected for investment in his account. Shareholders who are not participants in the Plans receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Fund shares.

You should read materials concerning the Plans, including copies of the Plans and the forms necessary to establish a Plan account, which are available from Merrill Lynch. You should read such materials carefully before establishing a Plan account and should consult with your attorney or tax advisor to determine if any of the Plans are suited to your needs and circumstances. The laws applicable to the Plans, including the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the Code, are complex and include a variety of transitional rules, which may be applicable to some investors. These laws should be reviewed by your attorney to determine their applicability. You are further advised that the tax treatment of the Plans under applicable state law may vary.

Purchase of Shares of Summit Cash Reserves

Exchange Privilege. Investor A shareholders of Summit Cash Reserves who acquired their shares upon an exchange from Investor A or Institutional Shares of certain affiliated funds will have an exchange privilege with Investor A or Institutional Shares of certain affiliated funds. Shareholders may exchange Investor A Shares of the Fund for Institutional Shares of one of the affiliated funds if the shareholder holds any Institutional Shares of that affiliated fund in the account in which the exchange is to be made at the time of the exchange or is otherwise eligible to purchase Institutional Shares of such affiliated fund. Otherwise Investor A Shares will automatically be purchased.

Eligible institutional investors include: employees of BlackRock, Merrill Lynch, PNC and Directors of any BlackRock-advised funds; customers of broker-dealers and agents that have established a servicing relationship with the Fund on behalf of their customers; investors who currently own Institutional Shares in a shareholder account are entitled to purchase additional Institutional Shares of the Fund in that account; institutional and individual retail investors with a minimum investment of $2 million; certain qualified retirement plans; investors in selected fee based programs; registered investment advisers with a minimum investment of $250,000; Trust departments of PNC Bank and Merrill Lynch Trust Company and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; (iii) act as custodian for at least $2 million in assets; unaffiliated banks, thrifts or trust companies that have agreements with a Distributor; and holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of the Fund.

If a holder of Investor A Shares of the Fund subsequently exchanges back into the same class of shares of the original affiliated fund it will do so without paying any sales charge. If a holder of Investor A Shares of the Fund exchanges into Investor A or Institutional Shares of another affiliated fund, the holder will be required to pay a sales charge equal to the difference, if any, between the sales charge previously paid on the shares of the original affiliated fund and the sales charge payable at the time of the exchange on the shares of the new affiliated fund.

Investor B shareholders of the Fund who acquired their shares upon an exchange from Investor B or Investor C Shares of certain affiliated funds will have an exchange privilege with Investor B or Investor C Shares of certain affiliated funds. A holder of Investor B Shares of the Fund may subsequently exchange back into the original affiliated fund. When a shareholder exchanges Investor B or Investor C Shares of an affiliated fund for Investor B Shares of the Fund, the period of time that the shareholder holds the Investor B Shares of the Fund will count towards satisfaction of the holding period requirement for purposes of reducing the CDSC relating to the Investor B or Investor C Shares acquired upon exchange of the Investor B Shares of the Fund. With respect to exchanges of Investor B Shares of an affiliated fund into Investor B Shares of the Fund, the period of time the Investor B Shares of the affiliated fund are held will count towards satisfaction of the conversion period (the length of time until the Investor B Shares acquired upon exchange of the Investor B Shares of the Fund are automatically converted into Investor A Shares). Conversely, the period of time that a shareholder has held the shares of an affiliated fund or a fund participating in the Exchange Program will count towards the satisfaction of the conversion period under which Investor B Shares of the Fund convert to Investor A Shares of the Fund.

If Investor B Shares are redeemed from the Fund and not exchanged into shares of an affiliated fund, a CDSC will be charged to the extent it would have been charged on a redemption of shares from the original affiliated fund.

It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares are distributed by the Distributor.

Under the exchange privilege, exchanges are made on the basis of the relative net asset values of the shares being exchanged. Shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the affiliated funds. For purposes of the exchange privilege, dividend reinvestment shares shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the shares on which the dividend was paid. Based on this formula an exchange of Investor A Shares of the Fund for Investor A or Institutional Shares of an affiliated fund generally will require the payment of a sales charge equal to the difference, if any, between the sales charge previously paid on the Institutional or Investor A Shares originally exchanged for Investor A Shares of the Fund and the sales charge that may be payable at the time of the exchange on the Institutional or Investor A Shares of the affiliated fund to be acquired.

Exchange Program. The Fund participates in an exchange program with certain non-money market open-end management investment companies that are (i) distributed by a selected securities dealer that is an affiliate of the Distributor, (ii) not affiliated funds, and (iii) not distributed by the Distributor (each referred to as a “Participating Fund”) (the “Exchange Program”). Exchanges may be made into Investor A or Investor B Shares of the Fund at net asset value without the imposition of a front-end sales charge (“sales charge”) or CDSC. Shares of a Participating Fund that are subject to a sales charge will be exchanged for Investor A Shares of the Fund without the imposition of a sales charge. The holder of Investor A Shares of the Fund may subsequently either exchange back into the same class of shares of the Participating Fund without incurring any sales charge or exchange into shares of another Participating Fund subject to a sales charge in the same fund complex as the original Participating Fund by remitting an amount equal to the difference, if any, between the sales charge previously paid on the shares of the original Participating Fund and the sales charge payable at the time of the exchange on the shares of the new Participating Fund.

Exchanges may be made into Investor B Shares of the Fund at net asset value without the imposition of a sales charge. Shares of Participating Funds subject to a CDSC will be exchanged for Investor B Shares of the Fund without the payment of a CDSC that might otherwise be due on redemption of the Participating Fund shares. The holder of such Investor B Shares of the Fund may subsequently either exchange back into the same class of shares of the Participating Fund or exchange into shares of another Participating Fund in the same fund complex as the original Participating Fund. Upon such exchange, the holder of the Investor B Shares of the Fund will receive credit toward reduction of the CDSC that would have been due on the Participating Fund shares for the time period during which the Investor B Shares of the Fund were held. This period of time will also count towards satisfaction of any conversion period applicable to the Participating Fund shares. If holders of the Investor B Shares of the Fund redeem those shares instead of exchanging back into shares of the original Participating Fund or of another Participating Fund in the same fund complex, CDSC payments, if any, will be assessed based upon the combined holding period for the Participating Fund shares and the Fund shares.

The Participating Funds may impose administrative and/or redemption fees on an exchange transaction with the Fund. There will be no sales charge on exchange transactions into the Fund. The Exchange Program may be modified or terminated at any time in accordance with the rules of the Commission.

A Participating Fund may modify or terminate the terms of its involvement in the Exchange Program at any time in accordance with the rules of the Commission.

Before effecting an exchange, shareholders of the Fund should obtain a currently effective prospectus of the affiliated fund or participating Fund into which the exchange is to be made for information regarding the fund and for further details regarding such exchange.

To effect an exchange, shareholders should contact their financial adviser, selected securities dealer or other financial intermediary, who will advise the Fund of the exchange, or write to the Fund’s transfer agent requesting that the exchange be effected. Shareholders of Participating Funds and certain affiliated funds with shares for which certificates have not been issued may effect an exchange by wire through their securities dealers. The Exchange Program or the exchange privilege may be modified or terminated at any time in accordance with the rules of the Commission. There is currently no limitation on the number of times a shareholder may effect an exchange into the Fund either through the exchange privilege or the Exchange Program; however, the Fund reserves the right to limit the number of times an investor may effect an exchange. Certain Participating Funds and affiliated funds may suspend the continuous offering of their shares at any time and thereafter may resume such offering from time to time. The Exchange Program and the exchange privilege are available only to U.S. shareholders in states where the exchange legally may be made.

An exchange pursuant to the exchange privilege or pursuant to the Exchange Program is treated as a sale of the exchanged shares and a purchase of the new shares for Federal income tax purposes. In addition, an exchanging shareholder of any of the funds may be subject to backup withholding unless such shareholder certifies under penalty of perjury that the taxpayer identification number on file with any such fund is correct, and that he or she is not otherwise subject to backup withholding. See “Dividends and Taxes — Taxes.”

Purchase of Shares of BlackRock Funds Portfolios

Each of the BlackRock Funds Portfolios has authorized one or more brokers and/or financial institutions (“Authorized Persons”) to receive on its behalf purchase and redemption orders that are in “good form” in accordance with the policies of those Authorized Persons. Such Authorized Persons are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf, and the Fund will be deemed to have received a purchase or redemption order when an Authorized Persons or, if applicable, such Authorized Person’s authorized designee, receives the order. Such customer orders will be priced at a Portfolio’s net asset value next computed after they are received by an Authorized Person or such Authorized Person’s authorized designee. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Investor Shares

Purchase of Shares. The minimum investment for the initial purchase of shares is $1,000, except that the minimum is $250 for certain fee-based retirement programs and $100 for qualified employee benefit plans; there is a $50 minimum for subsequent investments. Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund’s Manager, sub-advisor, BRIL or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Purchases Through Brokers. It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. Generally, if payment is not received within the period described in the prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the transfer agent.

Other Purchase Information. Shares of each Fund are sold on a continuous basis by BRIL as distributor. BRIL maintains its principal offices at 40 East 52nd Street, New York, New York 10022. Purchases may be effected on weekdays on which the NYSE is open for business (a “Business Day”). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of a Fund may, in the discretion of the Fund’s Manager, be made in the form of securities that are permissible investments for that Fund. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Fund at any time.

Shareholder Features

Exchange Privilege. Unless an exemption applies, a front-end sales charge will be charged in connection with exchanges of Investor A Shares of a BlackRock Fund Portfolio for Investor A Shares of one of the non-money market portfolios of the Trust (each a “Non-Money Market Portfolio”). Exchanges of Investor B or Investor C Shares of a Fund for Investor B or Investor C Shares of a Non-Money Market Portfolio of the Trust will be exercised at NAV. However, a CDSC will be charged in connection with the redemption of the Investor B or Investor C Shares of the Non-Money Market Portfolio received in the exchange.

Investor A Shares of Funds that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more investment portfolios of the Fund for which a sales charge was paid, can be exchanged for Investor A Shares of a Fund subject to a sales charge.

A shareholder wishing to make an exchange may do so by sending a written request to the Fund at the following address: BlackRock, P.O. Box 9819, Providence, RI 02940-8019. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a request must be made in writing or by telephone. Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.

Each Fund reserves the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. Each Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. Each Fund, the Administrators and BRIL will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Trust, the administrators and BRIL will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures.

By use of the exchange privilege, the investor authorizes the Fund’s transfer agent to act on telephonic or written exchange instructions from any person representing him- or herself to be the investor and believed by the Fund’s transfer agent to be genuine. The records of the Fund’s transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

The redemption of shares of one Fund and the subsequent investment in another Fund generally will be treated as two separate transactions. Therefore, a front-end sales charge will be imposed (unless an exemption applies) on the purchase of Investor A or Investor A1 Shares of a Non-Money Market Portfolio with the proceeds of a redemption of Investor Shares of a BlackRock Funds Portfolio. In addition, when Investor Shares of a BlackRock Funds Portfolio are redeemed and the proceeds are used to purchase Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares of a Non-Money Market Portfolio, a contingent deferred sales charge will be imposed (unless an exemption applies) when the Investor B Shares or Investor C Shares of the Non-Money Market Portfolio are redeemed.

Automatic Investment Plan (“AIP”). Certain shareholders may arrange for periodic investments in a Fund through automatic deductions from a checking or savings account by completing the AIP Application which may be obtained from the Fund at (800) 441-7762, or online at www.blackrock.com/funds. The minimum pre-authorized investment amount is $50 per Fund.

Systematic Withdrawal Plan (“SWP”). Each BlackRock Funds Portfolio offers a Systematic Withdrawal Plan to shareholders who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Fund. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day in not a Business Day, on the prior Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by calling the Fund or by visiting our website at www.blackrock.com/funds.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762.

For this reason, a shareholder may not participate in the Automatic Investment Plan (see “Services for Shareholders—Automatic Investment Plan” in the Fund’s Prospectus) and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the BlackRock Funds Portfolio or any Eligible Fund (which includes the Fund and other funds as designated by BRIL from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

Institutional Shares

Purchase of Shares. Employees of BlackRock, directors, trustees and officers of the funds advised by BlackRock and accounts managed for their benefit and employees and directors of BlackRock, The PNC Financial Services Group, Inc., Merrill Lynch, Barclays PLC or their respective affiliates, may buy Institutional Shares of the Fund without regard to any existing minimum investment requirements. The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional Shares and may suspend and resume the sale of shares of any Fund at any time.

Institutional Shares of the Funds may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Fund shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4:00 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.

DCC&S. Qualified Plans may be able to invest in shares of the BlackRock Funds Portfolios through the Defined Contribution Clearance and Settlement System (“DCC&S”) of the National Securities Clearing Corporation. Institutions qualifying to trade on DCC&S include broker/dealers, trust companies and third party administrators. Please contact the Fund for information on agreements, procedures, sales charges and fees related to DCC&S transactions.

Distribution and/or Shareholder Servicing Plans

Each Fund has entered into a distribution agreement with BlackRock Investments, LLC (previously defined as the “Distributor”) under which the Distributor, as agent, offers shares of each Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. The Distributor’s principal business address is 40 East 52nd Street, New York, NY 10022. The Distributor is an affiliate of BlackRock.

Each Fund has adopted a shareholder servicing plan and/or a distribution plan or plans (in the case of Retirement Reserves, with respect to Class II shares only and with respect to Summit Cash Reserves with respect to Investor B Shares only) (each, a “Distribution Plan”) in compliance with Rule 12b-1 under the Investment Company Act. Each Fund other than Retirement Reserves and the BBIF Funds is authorized to pay the Distributor a fee at an annual rate based on the average daily net asset value of Fund accounts maintained through the Distributor. Retirement Reserves pays the Distributor a fee at an annual rate based on the average daily net assets attributable to Class II shares maintained through the Distributor. The Distribution Plan for each class of shares of the BBIF Funds provides that the Funds pay the Distributor a service fee relating to the shares of the relevant class, accrued daily and paid monthly, at an annual rate based on the average daily net assets of a BBIF Fund attributable to Class 1, Class 2, Class 3 and Class 4 shares. The service fee is not compensation for the administrative and operational services rendered to shareholders by affiliates of the Manager that are covered by any other agreement between each Fund and the Manager. Each class has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which service and/or distribution fees are paid. The fee paid by each Fund other than Retirement Reserves and the BBIF Funds compensates the Distributor for providing, or arranging for the provision of, shareholder servicing and sales and promotional activities and services with respect to shares of each Fund. The Distributor then determines, based on a number of criteria, how to allocate such fee among financial advisers, selected dealers and affiliates of the Distributor. The fee paid by Retirement Reserves compensates the Distributor for the expenses associated with marketing activities and services related to Class II shares. The BBIF Distribution Plans for the Class 1, Class 2, Class 3 and Class 4 shares each provide that a Fund also pays the Distributor a distribution fee based on the average daily net assets of the Fund attributable to the shares of the relevant class. These fees are set forth in the BBIF Fund Prospectus.

Each Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of a Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and the related class of shareholders. In approving a Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is reasonable likelihood that the Distribution Plan will benefit the Fund and its related class of shareholders.

Each Distribution Plan provides that, so long as the Distribution Plan remains in effect, the non-interested Trustees then in office will select and nominate other non-interested Trustees. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of a Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders. All material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that each Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years of which should be stored in an easily accessible place.

Among other things, each Distribution Plan provides that the Trustees will review quarterly reports of the shareholder servicing and/or distribution expenditures paid to the Distributor. With respect to each Fund other than BlackRock Funds Portfolios, Retirement Reserves and Summit Cash Reserves, in the event that the aggregate payments received by the Distributor under the Distribution Plan in any year exceeds the amount of the distribution and shareholder servicing expenditures incurred by the Distributor, the Distributor is required to reimburse the Fund the amount of such excess. With respect to Retirement Reserves, payments under the Class II Distribution Plan are based on a percentage of average daily net assets attributable to Class II shares, regardless of the amount of expenses incurred. As a result, the distribution related revenues from the Distribution Plan with respect to Retirement Reserves may be more or less than distribution related expenses of the Class II shares. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration on a quarterly basis. Distribution-related expenses consist of financial adviser compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. With respect to Retirement Reserves, the distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

See Part I, Section V “Distribution Related Expenses” of each Fund’s SAI for information relating to the fees paid by your Fund to the Distributor under each Distribution Plan during the Fund’s most recent fiscal year.

Limitations on the Payment of Asset Based Sales Charges. The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee borne by each class of shares in the case of the BBIF Funds, and Class II shares in the case of Retirement Reserves. The maximum sales charge rule limits the aggregate of distribution fee payments payable by a Fund to (i) 7.25% of eligible gross sales of the applicable shares (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (ii) interest on the unpaid balance for the applicable shares at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee).

In the case of the BBIF Funds, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) is 7.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, a BBIF Fund will not make further payments of the distribution fee with respect to its shares; however, a BBIF Fund will continue to make payments of the service fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payment in excess of the amount payable under the NASD formula will not be made.

Other Distribution Arrangements. In the case of the BlackRock Funds Portfolios, the BlackRock Funds Portfolios and BlackRock have entered into distribution agreements with UBS AG whereby UBS AG may, in certain circumstances, sell shares of certain BlackRock Funds Portfolios in certain jurisdictions. The level of payments made to UBS AG in any year for the sale and distribution of shares of a BlackRock Funds Portfolio will vary and normally will not exceed the sum of the service fee payable on the assets attributable to UBS AG plus an additional fee equal to a percentage of such assets which shall range up to 0.25%.

Other Compensation to Selling Dealers

BlackRock and certain of its affiliates may make payments relating to distribution and sales support activities out of its past profits or other sources available to it (and not as an additional charge to a Fund). From time to time, the Distributor, BlackRock or their affiliates may compensate affiliated and unaffiliated brokers, dealers, financial institutions and industry professionals (including BlackRock, Merrill Lynch, Hilliard Lyons and their affiliates) (collectively, “Service Organizations”) for the sale and distribution of shares of a Fund or for services to a Fund and its shareholders. These non-distribution and service plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of a Fund and payments for providing extra employee training and information relating to a Fund; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to a Fund; “marketing support” fees for providing assistance in promoting the sale of the Fund shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by the Distributor, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from the Distributor’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.

As of the date of this SAI, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Ameriprise Financial Services, AXA Advisors, CCO Investment Services, Cetera Financial Group, Citigroup Global Markets, Inc., Commonwealth Equity Services (Commonwealth Financial Network), FSC Securities Corporation, Investacorp, Inc., JP Morgan, LPL Financial Corporation, Merrill Lynch, MetLife Securities, Morgan Stanley Smith Barney, Northwestern Mutual Investment Services, LLC, Park Avenue Securities, PFS Investments, PNC Investments LLC, Raymond James, RBC Capital Markets, Royal Alliance Associates, SagePoint Financial, Santander Securities, LLC, Securities America, State Farm VP Management Corp., The Huntington Investment Co., Triad Advisors, Inc., UBS Financial Services, U.S. Bancorp Investments, Voya Financial Advisors, Inc., Voya Investments Distributor, LLC, Wells Fargo, Woodbury Financial Services, Inc. and/or broker dealers and other financial services firms under common control with the above organizations (or their successors or assignees). The level of payments made to these Service Organizations with respect to the Funds in any year will vary, may be limited to specific Funds or share classes, or may exclude the Funds entirely. In addition, from time to time BRIL, BlackRock or certain of their affiliates may make fixed dollar amount payments to certain Service Organizations listed above that are not based on the value of the shares sold to, or held by, the Service Organization’s customers and may be different for different Service Organizations.

In lieu of payments pursuant to the foregoing, the Distributor, BlackRock, PNC or their affiliates may make payments to the above-named Service Organizations of an agreed-upon amount which, subject to certain agreed-upon minimums, will generally not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, the Distributor, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Distributor, BlackRock and their affiliates may also: (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank and certain of its affiliates fees for administration and servicing with respect to assets of the Funds attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share Class of a Fund, with respect to which the Fund does not pay shareholder servicing fees under a Plan. The fees are paid according to the following schedule: certain money market funds: 0.15% of net assets; certain fixed income funds: 0.20% of net assets; and certain equity funds: 0.25% of net assets.

Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Your Service Organization will provide you with specific information about any service fees you will be charged.

Pursuant to the Plans, each Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of Shares of each Fund. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and transfer agent to the Fund’s shareholders of record. In consideration for payment of the applicable service fee Service Organizations may provide general shareholder liaison services, including, but not limited to: (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.

To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services. In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either: (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

Redemption of Shares

Each Fund will normally redeem shares for cash upon receipt of a request in proper form, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from the Fund’s assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. Each Fund has elected to be governed by Rule 18f-1 under the Investment Company Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of the Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

The value of the shareholder’s investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and income earned. In the case of Investor B Shares of Summit Cash Reserves, the redemption price will be reduced by any applicable CDSC.

If notice is received by the Fund’s transfer agent or Merrill Lynch, as applicable, prior to the determination of net asset value on that day, the redemption will be effective on such day. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the next business day and payment will be made on the second business day after receipt of the notice.

Redemption of Shares by All Funds except the BIF Funds, the BBIF Funds and the BlackRock Funds Portfolios

At various times, a Fund may be requested to redeem shares, in manual or automatic redemptions, with respect to which good payment has not yet been received by Merrill Lynch. A Fund may delay for up to 10 days the payment of redemption proceeds until good payment (that is, cash, Federal Funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares. In addition, each Fund reserves the right not to honor redemption checks or requests for Federal Funds redemptions where the shares to be redeemed have been purchased by check within 10 days prior to the date the redemption request is received by the Fund’s transfer agent.

The right to redeem shares may be suspended for seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, or (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Methods of Redemption

All five methods set forth below apply to each Fund other than Retirement Reserves. Only the methods described under “Redemption by Check,” “Regular Redemption” and “Automatic Redemption” also apply to Retirement Reserves. In certain instances, the Fund’s transfer agent may require additional documents in connection with redemptions.

Redemption by Check. You may redeem shares by check in an amount not less than $500. At your request, the Fund’s transfer agent will provide you with checks drawn on the custody account. These checks can be made payable to the order of any person; however, these checks may not be used to purchase securities in transactions with Merrill Lynch. The payee of the check may cash or deposit it like any check drawn on a bank. When such a check is presented to the Fund’s transfer agent for payment, the Fund’s transfer agent will present the check to the Fund as authority to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. This enables you to continue earning daily dividends until the day prior to the day the check is cleared. Canceled checks will be returned to you by the Fund’s transfer agent upon request.

You will be subject to the transfer agent’s rules and regulations governing such checking accounts, including the right of the Fund’s transfer agent not to honor checks in amounts exceeding the value of your account at the time the check is presented for payment. A Fund or a Fund’s transfer agent may modify or terminate the check redemption privilege at any time on 30 days’ notice. In order to be eligible for the privilege, you should check the box under the caption “Check Redemption Privilege” in the Purchase Application. The Fund’s transfer agent will then send you checks. Retirement Reserves does not accept new applications for check writing privileges.

Federal Funds Redemption . If you maintain an account directly with the Fund’s transfer agent, you may also arrange to have redemption proceeds of $5,000 or more wired in Federal Funds to a pre-designated bank account. In order to be eligible for Federal Funds redemption, you must designate on your Purchase Application the domestic commercial bank and account number to receive the proceeds of your redemption and must have your signature on the Purchase Application guaranteed. The request for Federal Funds redemption may be made by telephone, wire or letter (no signature guarantee required) to the Fund’s transfer agent. If your request is received before the determination of net asset value of a Fund on any business day, the redemption proceeds will be wired to your pre-designated bank account on the next business day. You may request Federal Funds redemptions by calling the Fund’s transfer agent toll-free at 1-800-221-7210. Each Fund will employ reasonable procedures to confirm that telephone instructions are genuine to prevent any losses from fraudulent or unauthorized instructions. Among other things, redemption proceeds may only be wired into the bank account designated on the Purchase Application. You must independently verify this information at the time the redemption request is made. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your financial adviser.

Repurchase Through Securities Dealers. Each Fund will repurchase shares through securities dealers. A Fund normally will accept orders to repurchase shares by wire or telephone from dealers for customers at the net asset value next computed after receipt of the order from the dealer, provided that the request is received from the dealer prior to the determination of net asset value of the Fund, on any business day. These repurchase arrangements are for your convenience and do not involve a charge by the Fund; however, dealers may impose a charge for transmitting the notice of repurchase to a Fund. Each Fund reserves the right to reject any order for repurchase through a securities dealer, but it may not reject properly submitted requests for redemption as described below. A Fund will promptly notify you of any rejection of a repurchase with respect to your shares. If you effect a repurchase through your securities dealer, payment will be made by the Fund’s transfer agent to the dealer.

Regular Redemption. If you hold shares with the Fund’s transfer agent you may redeem by writing to the Fund’s transfer agent, Financial Data Services, Inc., P.O. Box 40486, Jacksonville, Florida 32203-0486. Redemption requests that are sent by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. A redemption request requires the signatures of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear on the transfer agent’s register. The signature(s) on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Exchange Act, whose existence and validity may be verified by the Fund’s transfer agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) the request contains the signature(s) of all persons in whose name(s) shares are recorded on the transfer agent’s register; (ii) the check is mailed to the stencil address of record on the transfer agent’s register and (iii) the stencil address has not changed within 30 days. Certain rules may apply regarding certain types of accounts, including, but not limited to, UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Fund’s transfer agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. Payments will be mailed within seven days of receipt by the Fund’s transfer agent of a proper redemption request.

You may also redeem shares held with the Fund’s transfer agent by calling 1-800-221-7210. You must be the shareholder of record and the request must be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored if: (i) the account holder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) funds are to be wired to the client’s bank account, (iv) a Systematic Withdrawal Plan is in effect, (v) the request is by an individual other than the account holder of record, (vi) the account is held by joint tenants who are divorced, (vii) the address on the account has changed within the last 30 days or (viii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Funds or the Funds’ transfer agent may temporarily suspend telephone transactions at any time.

Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Money may redeem shares by writing directly to Merrill Lynch. Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Money should not send redemption requests to the Fund or to its transfer agent. If you inadvertently send the redemption request to the Fund or the Fund’s transfer agent, the request will be forwarded to Merrill Lynch. The notice must bear the signature of the person in whose name the Plan is maintained, signed exactly as his or her name appears on the Plan adoption agreement.

Automatic Redemption. Merrill Lynch has instituted an automatic redemption procedure, which applies to you if you maintain a securities account with Merrill Lynch. This procedure, which does not apply to margin accounts, may be used by Merrill Lynch to satisfy amounts you owe to Merrill Lynch or one of its affiliates as a result of account fees and expenses or as a result of purchases of securities or other transactions in your securities account. Under this procedure, unless you notify Merrill Lynch to the contrary, your Merrill Lynch securities account will be scanned each business day prior to the determination of net asset value of the Fund. After application of any cash balances in the account, a sufficient number of Fund shares may be redeemed at net asset value, as determined that day, to satisfy any amounts you owe to Merrill Lynch or one of its affiliates. Redemptions will be effected on the business day preceding the date you are obligated to make such payment, and Merrill Lynch or its affiliate will receive the redemption proceeds on the day following the redemption date. You will receive all dividends declared and reinvested through the date of redemption.

Unless otherwise requested, if you request transactions that settle on a “same-day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption.

If your account held directly with the Fund’s transfer agent contains a fractional share balance, such fractional share balance will be automatically redeemed by a Fund. Because of the high cost of maintaining smaller accounts, a Fund may redeem shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

U.S.A. Government Money has instituted an automatic redemption procedure for participants in the Custodial Plans who have elected to have cash balances in their accounts automatically invested in shares of the Fund. In the case of such participants, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Fund to purchase other securities (such as common stocks) that the participant has selected for investment in his or her Custodial Plan account.

BIF Funds - Redemption of Shares by CMA Service Subscribers

BIF Funds - Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in the CMA service or other Merrill Lynch central asset account program, or the WCMA service created by securities transaction activity within the account or to satisfy debit balances created by card purchases, cash advances or checks. Each account will be scanned automatically for debits each business day prior to 12:00 noon, Eastern time. After applying any free cash balances in the account to such debits, shares of the designated Fund will be redeemed at net asset value at the 12:00 noon pricing, and funds deposited pursuant to a bank deposit program will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from your Money Account. Unless otherwise requested, when you request a transaction that settles on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such a transaction will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Margin loans through the Margin Lending Program will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through the Money Account CMA service (or other Merrill Lynch central asset account). Shares of the BIF Funds may not be purchased, nor may deposits be made pursuant to a bank deposit program until all debits and margin loans in the account are satisfied.

Shares of each BIF Fund also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to CMA service or other Merrill Lynch central asset account program subscribers. For more information regarding these features, you should consult the relevant program disclosure.

BIF Funds - Manual Redemptions . If you are a CMA service (or other Merrill Lynch central asset account) subscriber or if you hold shares of a BIF Fund in a Merrill Lynch securities account, you may redeem shares of a BIF Fund directly by writing to Merrill Lynch, which will submit your request to the Fund’s transfer agent. Cash proceeds from the manual redemption of Fund shares ordinarily will be mailed to you at your address of record or, on request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to a Fund or a Fund’s transfer agent. If you inadvertently send the request to a Fund or a Fund’s transfer agent, the request will be forwarded to Merrill Lynch. The signature requirements of the redemption request are described above under “Redemption of Shares — Redemptions of Shares by All Funds except the BIF Funds and the BBIF Funds — Regular Redemption.” CMA service (or other Merrill Lynch central asset account) subscribers desiring to effect manual redemptions should contact their financial advisers. All redemptions of Fund shares will be confirmed to service subscribers in the monthly transaction statement.

BBIF Funds - Redemption of Shares by WCMA Service Subscribers

BBIF Funds - Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in a WCMA service or other business account program account created by securities transactions therein or to satisfy debit balances created by credit card purchases, cash advances (which may be obtained through participating banks and automated teller machines) or checks written against the credit card account or electronic fund transfers or other debits. Each WCMA service or other business account program account will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any free cash balances in the account to such debits, shares of the designated BBIF Fund will be redeemed at net asset value at the 12 noon pricing, and funds deposited pursuant to the Insured Savings Account will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from the subscriber’s Primary Money Account and then, to the extent necessary, from accounts not designated as the Primary Money Account. Unless otherwise requested, in those instances where shareholders request transactions that settle on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Unless otherwise requested by the subscriber, redemptions or withdrawals from non-Primary Money Accounts will be made in the order the non-Primary Money Accounts were established; thus, redemptions or withdrawals will first be made from the non-Primary Money Account that the subscriber first established.

Margin loans through the Margin Lending Program service will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through non-Primary Money Accounts, and shares of the BBIF Funds may not be purchased, nor may deposits be made pursuant to the Insured Savings Account, until all debits and margin loans in the account are satisfied.

Shares of the BBIF Funds also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to service subscribers. The redemption of shares of the BBIF Funds also may be modified for investors that participate in certain fee-based programs. For more information regarding these features, a WCMA service subscriber should consult the Business Investor AccountSM (BIASM) Financial Service and Working Capital Management Account ® (WCMA®) Financial Service Account Agreement Program Description Booklet.

From time to time, Merrill Lynch also may offer the BBIF Funds to subscribers in certain other programs sponsored by Merrill Lynch. Some or all of the features of the WCMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such other programs is set forth in the Program Description Booklet that is furnished in connection with such other programs, which may be obtained by contacting a Merrill Lynch financial adviser.

BBIF Funds - Manual Redemptions . Merrill Lynch will satisfy requests for cash by wiring cash to the shareholder’s bank account or arranging for the shareholder’s Merrill Lynch financial adviser to provide the shareholder with a check. Redemption requests should not be sent to the BBIF Fund or its transfer agent. If inadvertently sent to the BBIF Fund or the Fund’s transfer agent, redemption requests will be forwarded to Merrill Lynch. Any required shareholder signature(s) must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Exchange Act, the existence and validity of which may be verified by the Fund’s transfer agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required. Subscribers in the WCMA service or other business account program desiring to effect manual redemptions should contact their Merrill Lynch financial adviser.

All redemptions of BBIF Fund shares will be confirmed to WCMA service subscribers (rounded to the nearest share) in the monthly transaction statement.

BIF Funds - Redemption of Shares by Non-Service Subscribers

Shareholders who are not CMA service (or other Merrill Lynch central asset account) subscribers may redeem shares of a BIF Fund held in a Merrill Lynch securities account directly as described above under “Redemption of Shares — Redemption of Shares by Service Subscribers — Manual Redemptions.”

Shareholders maintaining an account directly with the Fund’s transfer agent, who are not CMA service (or other Merrill Lynch central asset account) subscribers, may redeem shares of a BIF Fund by submitting a written notice by mail directly to the Fund’s transfer agent, Financial Data Services, Inc., P.O. Box 40486, Jacksonville, Florida 32203-0486. Redemption requests that are sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Cash proceeds from the manual redemption of Fund shares will be mailed to the shareholder at his or her address of record. Redemption requests should not be sent to a Fund or Merrill Lynch. If inadvertently sent to a Fund or Merrill Lynch such redemption requests will be forwarded to the Fund’s transfer agent. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Exchange Act, the existence and validity of which may be verified by the Fund’s transfer agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.

The right to receive payment with respect to any redemption of Fund shares may be suspended by each Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (A) during which the NYSE is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.

The value of a Fund’s shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by the Fund at such time.

Participants in the WCMA service or certain other business account programs may be able to manually invest funds in certain BIF Funds. Checks and other funds transmitted to a WCMA service or other business account program account generally will be applied first to the payment of pending securities transactions or other charges in the participant’s securities account, second to reduce outstanding balances in the lines of credit available through such program and, third, to purchase shares of the designated Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service or other business account program account from the sale of securities will be invested in the designated Fund as described above. The amount payable on a check received in a WCMA service or other business account program account prior to the cashiering deadline referred to above will be invested on the second business day following receipt of the check by Merrill Lynch. Redemptions of Fund shares will be effected as described above to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service or other business account program subscribers. Service subscribers that have a line of credit will, however, be permitted to maintain a minimum Fund balance; for subscribers who elect to maintain such a balance, debits from check usage will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

From time to time, Merrill Lynch also may offer the Funds to participants in certain other programs sponsored by Merrill Lynch. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such programs, is set forth in the relevant program disclosures, which may be obtained by contacting a Merrill Lynch financial adviser.

BlackRock Funds Portfolios — Redemption of Shares. Redemptions may be made in the manner and amounts described in the BlackRock Funds Portfolios’ Prospectuses. Signatures, when required, must conform exactly to the account registration. If (i) the proceeds of the redemption would exceed $250,000 for a redemption by wire or ACH, or $100,000 for a redemption by check, (ii) the Fund does not have verified banking information on file, (iii) the proceeds are not to be paid to the record owner at the record address, or (iv) the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by BNY Mellon in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. See “Signature Guarantee” below.

Investor A shareholders of the Funds may redeem their shares through the checkwriting privilege. Upon receipt of the checkwriting application and signature card by the Fund’s transfer agent, checks will be forwarded to the investor. The minimum amount of a check is $100. If more than one shareholder owns the account, each shareholder must sign each check, unless an election has been made to permit check writing by a limited number of signatures and such election is on file with the Fund’s transfer agent. Investor A Shares represented by a check redemption will continue to earn daily income until the check is presented for payment. The Bank of New York Mellon Corporation (“BONY”), as the investor’s agent, will cause the Fund to redeem a sufficient number of Investor A Shares owned to cover the check. When redeeming Investor A Shares by check, an investor should make certain that there is an adequate number of Investor A Shares in the account to cover the amount of the check. If an insufficient number of Investor A Shares is held or if checks are not properly endorsed, they may not be honored and a $15 service charge will be incurred. Checks may not be presented for cash payments at the offices of BONY. This limitation does not affect checks used for the payment of bills or cash at other banks. However, a shareholder cannot close an account by writing a checkwriting check.

Service Shares

Redemption of Shares. A BlackRock Funds Portfolio may redeem Service Shares if the account balance drops below the required minimum initial investment as the result of redemption requests and the shareholder does not increase the balance to at least the required minimum initial investment upon thirty days’ written notice. If a customer has agreed with an institution to maintain a minimum balance in his or her account with the institution, and the balance in the account falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Fund to the extent necessary to maintain the minimum balance required.

The following is applicable only to persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the Trust’s combination with The PNC Fund in 1996:

Persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio’s combination with The PNC Fund may also purchase and redeem Service Shares of the same Fund and for the same account in which they held shares on that date through the procedures described in this section.

Payment of Redemption Proceeds. The Funds may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the Investment Company Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund’s responsibilities under the Investment Company Act.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund’s shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Fund’s net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.

Under the Investment Company Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation or portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Each Fund may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. Each Fund reserves the express right to redeem shares of each Fund involuntarily at any time if the Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Fund. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Signature Guarantee. A signature guarantee is designed to protect the shareholders and the Fund against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Shareholder Services

Shareholder Services for All Funds other than BIF Funds, BBIF Funds, Retirement Reserves and BlackRock Funds Portfolios

Each Fund offers one or more of the shareholder services described below that are designed to facilitate investment in its shares. Certain of these services are available only to U.S. investors. You can obtain more information about these services from each Fund by calling the telephone number on the cover page of the Part I of this SAI, or from the Distributor.

Investment Account

If your account is maintained at the Fund’s transfer agent (an “Investment Account”) you will receive a monthly report showing the activity in your account for the month. You may make additions to your Investment Account at any time by purchasing shares at the applicable public offering price either through your securities dealer, by wire or by mail directly to the Fund’s transfer agent. You may ascertain the number of shares in your Investment Account by calling the Fund’s transfer agent toll-free at 1-800-221-7210. The Fund’s transfer agent will furnish this information only after you have specified the name, address, account number and social security number of the registered owner or owners. You may also maintain an account through Merrill Lynch. If you transfer shares out of a Merrill Lynch brokerage account, an Investment Account in your name may be opened at the Fund’s transfer agent. If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution you should be aware that if the firm to which the retirement account is to be transferred will not take delivery of shares of a Fund, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.

In the interest of economy and convenience and because of the operating procedures of each Fund, share certificates will not be issued physically. Shares are maintained by each Fund on its register maintained by the Fund’s transfer agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

Fee-Based Programs

Fund shares may be held in certain fee-based programs offered by the Manager or its affiliates, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”). These Programs generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Fund’s transfer agent. Except in limited circumstances, such shares must be redeemed and new shares purchased in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program’s client agreement and from the Fund’s transfer agent at 1-800-221-7210.

Automatic Investment Plans

If you maintain an account directly with the Fund’s transfer agent, each Fund offers an Automatic Investment Plan whereby the Fund’s transfer agent is authorized through preauthorized checks of $50 or more to charge your regular bank account on a regular basis to provide systematic additions to the Investment Account. Your Automatic Investment Plan may be terminated at any time without charge or penalty by you, the Fund, the Fund’s transfer agent or the Distributor. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your financial professional.

Accrued Monthly Payout Plan

The dividends paid by each Fund are generally reinvested automatically in additional shares. If you maintain an account at the Fund’s transfer agent and desire cash payments, you may enroll in the Accrued Monthly Payout Plan. Under this plan, shares equal in number to shares credited through the automatic reinvestment of dividends during each month are redeemed at net asset value on the last Friday of such month in order to meet the monthly distribution (provided that, in the event that a payment on an account maintained with the Fund’s transfer agent would be $10.00 or less, the payment will be automatically reinvested in additional shares). You may open an Accrued Monthly Payout Plan by completing the appropriate portion of the Purchase Application. Your Accrued Monthly Payout Plan may be terminated at any time without charge or penalty by you, a Fund, the Fund’s transfer agent or the Distributor. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your financial professional.

Systematic Withdrawal Plans

If you maintain an account with the Fund’s transfer agent, you may elect to receive systematic withdrawals from your Investment Account by check or through automatic payment by direct deposit to your bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available if you have acquired shares of a Fund that have a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available if your shares have a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from your Investment Account to provide the withdrawal payment specified by you, which may be a dollar amount or a percentage of the value of your shares. Redemptions will be made at net asset value as determined as of the close of business on the NYSE on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed or the direct deposit will be made, on the next business day following redemption. When you make systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. Your systematic withdrawal plan may be terminated at any time, without charge or penalty, by you, a Fund, the Fund’s transfer agent or the Distributor. You may not elect to make systematic withdrawals while you are enrolled in the Accrued Monthly Payout Plan. A Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

Withdrawal payments should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the original investment will be reduced correspondingly. You are cautioned not to designate withdrawal programs that result in an undue reduction of principal. There are no minimums on amounts that may be systematically withdrawn. Periodic investments may not be made into an Investment Account in which a shareholder has elected to make systematic withdrawals.

If your account is not maintained directly with the Fund’s transfer agent, you should contact your financial professional. If your account is currently maintained at a branch office, redemptions via the Systematic Withdrawal Plan will be credited directly to your Investment Account. If you wish to receive a redemption by check, you should contact your financial professional.

Retirement and Education Accounts

Individual retirement accounts, Roth IRAs and other retirement plan accounts (together, “retirement accounts”) are available from your financial intermediary. Under these plans, investments may be made in a Fund and certain other mutual funds sponsored by the Manager or its affiliates as well as in other securities. There may be fees associated with investing through these accounts. Information with respect to these accounts is available on request from your financial intermediary.

Dividends received in each of the accounts referred to above are exempt from Federal taxation until distributed from the accounts and, in the case of Roth IRAs and education accounts, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education account should review specific tax laws relating to the account and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any such account.

Determination of Net Asset Value

Each Fund seeks to maintain a net asset value of $1.00 per share for purposes of purchase and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation.

Under this method portfolio securities are valued at cost when purchased and thereafter, a constant proportionate accretion of any discount or amortization of premium is recorded until the maturity of the security. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account.

As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Fund would receive if the security were sold prior to maturity. Each Fund’s Board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Fund; however, there can be no assurance that a constant net asset value will be maintained for any Fund. Such procedures include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share.

Should that deviation exceed ½ of 1% for a Fund, the Fund’s Board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other adverse impact to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, and utilizing a net asset value per share as determined by using available market quotations.

Each Fund will maintain a dollar-weighted average portfolio maturity of 60 days or less, a dollar-weighted average life of 120 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the Investment Company Act greater than 397 days, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub-adviser determines present minimal credit risks pursuant to guidelines adopted by a Fund’s Board.

Yield Information

Each Fund computes its annualized yield in accordance with regulations adopted by the Commission by determining the net changes in value, exclusive of capital changes and income other than investment income, for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical shareholder account charge, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the result by 365 and then dividing by seven. This yield calculation does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return, which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. This compounded yield calculation also excludes realized and unrealized gains or losses on portfolio securities.

The tax equivalent yield of the shares of each of BIF Tax-Exempt, BBIF Tax-Exempt, the BIF State Funds, BR State Funds and Municipal Money Market Portfolio is computed by dividing that portion of the yield of the Fund (computed as described above) that is tax-exempt by an amount equal to one minus the stated tax rate (normally assumed to be the maximum applicable marginal tax rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield of the shares of each of BIF Tax-Exempt, BBIF Tax-Exempt, the BIF State Funds, BR State Funds and Municipal Money Market Portfolio is computed in the same manner as the tax equivalent yield, except that the effective yield is substituted for yield in the calculation.

The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by a Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on a Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Fund shares for various reasons may not be comparable to the yield on bank deposits, shares of other money market funds or other investments.

See Part I, Section VI “Yield Information” of each Fund’s SAI for recent seven-day yield information relating to your Fund.

On occasion, each Fund may compare its yield to (1) an industry average compiled by Donoghue’s Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (2) the average yield reported by the Bank Rate Monitor National IndexTM for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (3) yield data published by industry publications, including Lipper Inc., Morningstar, Inc., Money Magazine, U.S. News & World Report, BusinessWeek, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine, (4) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding, or (5) historical yield data relating to other central asset accounts similar to the CMA service, in the case of the BIF Funds. As with yield quotations, yield comparisons should not be considered indicative of a Fund’s yield or relative performance for any future period.

A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objective. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance; a discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques; comparisons of a Fund’s performance or portfolio composition to that of other funds or types of investments, to indices relevant to the comparison being made, or to a hypothetical or model portfolio. Each Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

Portfolio Transactions

Subject to policies established by the Board of each Fund, the Manager is primarily responsible for the execution of a Fund’s portfolio transactions. The Manager does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Manager generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available. Each Fund’s policy of investing in securities with short maturities will result in high portfolio turnover.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as economic data and market forecasts) to the Manager may receive orders for transactions of the Fund. Information received will be in addition to and not in lieu of the services required to be performed by the Manager under each Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

The portfolio securities in which each Fund invests are traded primarily in the over-the-counter (“OTC”) market. Bonds and debentures usually are traded OTC, but may be traded on an exchange. Where possible, a Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of a Fund primarily will consist of dealer spreads. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principals in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principals for their own accounts, the Funds will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except pursuant to the exemptive order described below. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis.

The Manager does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by the Manager neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

OTC issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by a Fund are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each money market Fund (each a “Money Market Portfolio”) intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a Money Market Portfolio will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Portfolio, the turnover rates should not adversely affect the Fund’s net asset values or net income.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The Manager may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Fund would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for each Fund and for other investment accounts managed by the Manager are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Because of different objectives or other factors, a particular security may be bought for one or more funds or clients advised by BlackRock or its affiliates (collectively, “clients”) when one or more clients of BlackRock or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which BlackRock or an affiliate acts as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

See Part I, Section VIII “Portfolio Transactions” of each Fund’s SAI for information relating to portfolio transactions engaged in by your Fund for its three most recently completed fiscal years or other relevant periods.

The Board of each Fund has considered the possibility of seeking to recapture for the benefit of the Fund expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting portfolio transactions through affiliated entities. After considering all factors deemed relevant, the Board of each Fund made a determination not to seek such recapture. The Board of each Fund will reconsider this matter from time to time.

Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to its affiliates. Pursuant to that order, each Fund may retain an affiliated entity of the Manager (the “lending agent”) as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. The lending agent may, on behalf of a Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Manager or its affiliates. See Part I, Section VIII “Portfolio Transactions” of each Fund’s SAI for the securities lending agent fees, if any, paid by your Fund to the lending agent for the periods indicated.

Because of different objectives or other factors, a particular security may be bought for one or more funds or clients advised by the Manager or its affiliates (collectively, “clients”) when one or more clients of the Manager or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which the Manager or an affiliate acts as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Dividends and Taxes

Dividends

Each Fund declares dividends daily. Dividends of each Fund are reinvested daily in additional shares of that Fund at net asset value. Shares purchased will begin accruing dividends on the day following the date of purchase. Dividends that are declared but unpaid will remain in the gross assets of each Fund and will therefore continue to earn income for the Fund’s shareholders. Shareholders will receive monthly statements as to such reinvestments. For shareholders of the BIF Funds and the BBIF Funds who request transactions that settle on a “same day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions), the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Funds’ declaration of dividends on that day.

Net income (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) less amortization of premiums and the estimated expenses of a Fund applicable to that dividend period. Net realized capital gains (including net short-term capital gain), if any, will be distributed by the Funds at least annually.

Retirement Accounts.

Investment in certain Funds is offered to participants in retirement accounts for which Merrill Lynch acts as custodian, participants in Merrill Lynch Basic Plans and RSAs and certain independent qualified plans. Accordingly, the general description of the tax treatment of RICs and their shareholders set forth below is qualified for retirement accountholders with respect to the special tax treatment afforded such accounts under the Code. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to retirement accountholders.

Generally, distributions from a retirement account (other than certain distributions from a Roth IRA) will be taxable as ordinary income at the rate applicable to the participant at the time of the distribution. For most retirement accounts, such distributions would include (i) any pre-tax contributions to the retirement account (including pre-tax contributions that have been rolled over from another IRA or qualified retirement plan), and (ii) earnings (whether such earnings are classified as ordinary income or as capital gains). In addition to Federal income tax, participants may be subject to the imposition of a 10% (or, in the case of certain SRA distributions, 25%) additional tax on any amount withdrawn from a retirement account prior to the participant’s attainment of age 59 ½ unless one of the exceptions listed below applies.

Depending on the type of retirement plan, the exceptions to the early withdrawal penalty may include: 1) distributions after the death of the shareholder; 2) distributions attributable to disability; 3) distributions used to pay certain medical expenses; 4) distributions that are part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the shareholder or the joint lives (or joint life and last survivor expectancy) of the shareholder and the shareholder’s beneficiary; 5) withdrawals for medical insurance if the shareholder has received unemployment compensation for 12 weeks and the distribution is made in the year such unemployment compensation is received or the following year; 6) distributions to pay qualified higher education expenses of the shareholder or certain family members of the shareholder; and 7) distributions used to buy a first home (subject to a $10,000 lifetime limit).

For Roth IRA participants, distributions, including accumulated earnings on contributions, will not be includable in income if such distribution is made five or more years after the first tax year of contribution and the account holder either is age 59 ½ or older, has become disabled, is purchasing a first home (subject to the $10,000 lifetime limit) or has died. As with other retirement accounts, a 10% excise tax applies to amounts withdrawn from the Roth IRA prior to reaching age 59 ½ unless one of the exceptions applies. Such a withdrawal would also be included in income to the extent of earnings on contributions, with distributions treated as made first from contributions and then from earnings.

Under certain limited circumstances (for example, if an individual for whose benefit a retirement account is established engages in any transaction prohibited under Section 4975 of the Code with respect to such account), a retirement account could cease to qualify for the special treatment afforded certain retirement accounts under the Code as of the first day of the taxable year in which the transaction that caused the disqualification occurred. If a retirement account through which a shareholder holds Fund shares becomes ineligible for special tax treatment, the shareholder will be treated as having received a distribution on the first day of such taxable year from the retirement account in an amount equal to the fair market value of all assets in the account. Thus, a shareholder would be taxed currently on the amount of any pre-tax contributions and previously untaxed dividends held within the account, and would be taxed on the ordinary income and capital gain dividends paid by a Fund subsequent to the disqualification event, whether such dividends were received in cash or reinvested in additional shares. These ordinary income and capital gain dividends also might be subject to state and local taxes. In the event of retirement account disqualification, shareholders also could be subject to the early withdrawal excise tax described above. Additionally, retirement account disqualification may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund unless a reduced rate of withholding is provided under applicable treaty law or such dividends are designated as interest-related dividends or short-term capital gain dividends, as described in “Dividends and Taxes — Taxes — General Treatment of Fund Shareholders.”

In certain circumstances, account holders also may be able to make nondeductible contributions to their retirement accounts. As described above, ordinary income dividends and capital gain dividends received with respect to such contributions will not be taxed currently. Unlike the Roth IRA, described above, earnings with respect to these amounts will be taxed when distributed.

Qualified Tuition Program and ESAs.

Investment in Retirement Reserves is also offered to participants in Qualified Tuition Program accounts and ESAs (together, “education accounts”). The general description of the tax treatment of RICs and their shareholders as set forth below is qualified for education accountholders with respect to the special tax treatment afforded education accounts. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to shareholders holding shares through an education account.

Distributions from a Qualified Tuition Program account or ESA, including amounts representing earnings on amounts contributed, will not be included in income to the extent they do not exceed the beneficiary’s qualified education expenses, as defined in the Code for purposes of the particular type of account. Education account holders may be subject to a Federal penalty as well as ordinary income tax and any applicable state income tax on the portion of a distribution representing earnings on contributed amounts, if the distribution is not used for qualified education expenses, as defined in the Code for purposes of the particular type of account. Exceptions to the Federal penalty include distributions made on account of the death or disability of the beneficiary of the account and distributions made on account of a scholarship received by the beneficiary, provided the distributions do not exceed the amount of the scholarship.

If an education account becomes ineligible for the special tax treatment described above, the shareholder will be taxed currently on amounts representing accumulated earnings on contributions made to the account. Likewise, dividends paid by the Fund subsequently will be currently taxable, whether received in cash or reinvested, and could be subject to state and local taxes. It is possible that the Federal penalty applicable to withdrawals not used for qualified education expenses might also apply. Disqualification of an education account may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund, unless a reduced rate of withholding is provided under applicable treaty law or such dividends are designated as interest-related dividends or short-term capital gain dividends, as described in “Dividends and Taxes — Taxes — General Treatment of Fund Shareholders.”

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, as applied to the particular types of Plans and accounts being described. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of investment in each Fund. Shareholders investing through a retirement account or education account, likewise, should consult a tax advisor with respect to the tax consequences of investing through such an account.

Taxes

Each Fund intends to elect and to qualify or to continue to qualify, as appropriate, for the special tax treatment afforded RICs under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its investment company taxable income and net capital gain that is distributed to shareholders. Each Fund intends to distribute substantially all of such income and gains. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, notwithstanding the availability of certain relief provisions, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for taxation at a reduced tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders. However, distributions from a BIF Tax-Exempt Fund, BBIF Tax-Exempt, Municipal Money Market Portfolio or a BR State Fund that are derived from income on tax-exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest dividends.

Each Fund that is a series of a RIC that consists of multiple series is treated as a separate corporation for Federal income tax purposes, and, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one series of a RIC do not offset gains in another, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the level of the individual series. In the following discussion, the term “Fund” means each individual series, if applicable.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gain net income, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While each Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. The required distributions are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of RICs, such as the BIF Tax-Exempt Funds, BBIF Tax-Exempt, Municipal Money Market Portfolio and the BR State Funds, that pay exempt-interest dividends.

General Treatment of Fund Shareholders

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”) are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are reported as exempt-interest dividends will not be subject to regular Federal income tax. Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. Under these rules, the portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates. However, to the extent a Fund’s distributions are derived from income on debt securities and short-term capital gains, such distributions will not constitute “qualified dividend income.” Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rate.

Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received with respect to the shares. Distributions in excess of a Fund’s earnings and profits will first reduce the shareholder’s adjusted tax basis in his shares and any amount in excess of such basis will constitute capital gains to such shareholder (assuming the shares are held as a capital asset). Long-term capital gains (i.e., gains from a sale or exchange of capital assets held for more than one year) are generally taxed at preferential rates to non-corporate taxpayers. Each Fund will furnish its shareholders with a written statement reporting the amounts of its dividends paid during the year that qualify as capital gain dividends or exempt-interest dividends, as applicable, as well as the portion of an exempt-interest dividend that constitutes an item of tax preference, as discussed below.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. Distributions by a Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If a Fund pays a dividend in January that was declared in the previous October,

November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

If the value of assets held by a Fund declines, the Trustees of the Fund may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders’ remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Except for the exempt-interest dividends paid by BIF Tax-Exempt Funds, BBIF Tax-Exempt, Municipal Money Market Portfolio and BR State Funds, dividends, including dividends reinvested in additional shares of a Fund, will nonetheless be fully taxable, even if the number of shares in shareholders’ accounts has been reduced as described above.

A loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61 day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends and capital gain dividends (“backup withholding”). Backup withholding may also be required on distributions paid by BBIF Tax-Exempt, a BIF Tax-Exempt Fund, Municipal Money Market Portfolio or a BR State Fund, unless such Fund reasonably estimates that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. Generally, shareholders subject to backup withholding will be non-corporate shareholders for whom no certified taxpayer identification number is on file with a Fund or who, to a Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability provided that the required information is timely provided to the IRS.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in a combination of taxable years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gains from investments) of U.S. individuals with income exceeding $200,000, or $250,000 if married and filing jointly, and of trusts and estates. However, this tax will not apply to certain amounts that are already excludable from gross income, such as interest on tax-exempt bonds.

Interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning applicability of the United States withholding tax. Dividends derived by a RIC from short-term capital gains and qualified net interest income (including income from original issue discount and market discount) and paid to stockholders who are nonresident aliens and foreign entities, with respect to taxable years of the RIC which begin before January 1, 2015, if and to the extent properly reported as “interest-related dividends” or “short-term capital gain dividends,” generally will not be subject to U.S. withholding tax. Where possible, each Fund intends to report such dividends as interest-related dividends or short-term capital gain dividends. However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related dividend or short term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. It is not possible to predict what portion, if any, of a Fund’s distributions will be designated as consisting of qualified short term gain or qualified net interest income exempt from withholding in the hands of nonresident and foreign shareholders.

Legislation has been proposed to extend the expiration date for these provisions, but there can be no assurance at this time that such legislation will be enacted.

A 30% withholding tax is currently imposed on dividends interest, annuity payments and other income items and will be imposed on certain redemption proceeds paid after December 31, 2016 to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally either need to (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation. Other foreign entities will generally either need to provide detailed information identifying each substantial U.S. owner or certify there are no such owners.

Ordinary income and capital gain dividends paid by the Funds may also be subject to state and local taxes. However, certain states exempt from state income taxation dividends paid by RICs that are derived from interest on United States Treasury obligations. State law varies as to whether dividend income attributable to United States Treasury obligations is exempt from state income tax.

BIF Tax-Exempt Funds, BBIF Tax-Exempt, Municipal Money Market Portfolio, BR State Funds and Their Shareholders

The BIF Tax-Exempt Funds, BBIF Tax-Exempt, Municipal Money Market Portfolio and the BR State Funds intend to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and reported as exempt-interest dividends in a written statement furnished to the Fund’s shareholders.

Exempt-interest dividends will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a shareholder’s social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the BIF Tax-Exempt Funds, BBIF Tax-Exempt, Municipal Money Market Portfolio or the BR State Funds will not be deductible by a shareholder for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisors with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of private activity bonds, if any, held by one of the BIF Tax-Exempt Funds, BBIF Tax-Exempt, Municipal Money Market Portfolio or one of the BR State Funds.

All or a portion of the BIF Tax-Exempt Funds’ and BBIF Tax-Exempt’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. In general, any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received on such shares by a shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares by a shareholder. Such loss will be allowed, however, in the case of shares acquired in a Fund that declares exempt-interest dividends daily in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly.

The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on certain private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. BBIF Tax-Exempt, each BIF Tax-Exempt Fund, Municipal Money Market Portfolio and each BR State Fund will purchase such private activity bonds and will report to shareholders the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by BBIF Tax-Exempt, a BIF Tax-Exempt Fund, Municipal Money Market Portfolio or a BR State Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by such Fund.

BIF State Funds — State Taxes

Dividends paid by each BIF State Fund and each BR State Fund are subject to the tax laws of the specific state in which a shareholder resides. For a summary discussion of the state tax laws of the State in which the BIF State Fund or BR State Fund invests, please see Part I, Section X “State Fund Tax Summaries” of the applicable Fund’s SAI.

The Appendices to the BIF State Funds’ SAI and the BR State Funds’ SAI contain a general and abbreviated summary of the state tax laws relevant to each BIF State Fund or BR State Fund as presently in effect. For the complete provisions, reference should be made to the applicable state tax laws. The state tax laws described in the appendices are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of each BIF State Fund or BR State Fund should consult their tax advisors about other state and local tax consequences of investment in such BIF State Fund or such BR State Fund.

The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including BBIF Tax-Exempt, any of the BIF Tax-Exempt Funds, Municipal Money Market Portfolio or any of the BR State Funds) during the taxable year.

Master — Feeder Funds

In the case of a Feeder Fund, such Fund is entitled to look to the underlying assets of the Master Portfolio in which it has invested for purposes of satisfying various qualification requirements of the Code applicable to RICs. Each Master Portfolio is classified as a partnership for Federal income tax purposes. If applicable tax provisions should change, then the Board of a Feeder Fund will determine, in its discretion, the appropriate course of action for the Feeder Fund. One possible course of action would be to withdraw the Feeder Fund’s investments from the Master Portfolio and to retain an investment manager to manage the Feeder Fund’s assets in accordance with the investment policies applicable to the Feeder Fund.

Proxy Voting Policies and Procedures

The Board of Trustees of each Fund has delegated the voting of proxies for the Funds’ securities to the Manager pursuant to the Manager’s proxy voting guidelines. Under these guidelines, the Manager will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Manager, or any affiliated person of the Fund or the Manager, on the other. In such event, provided that the Manager’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of a real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager’s clients. If the Manager determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Manager’s Portfolio Management Group and/or the Manager’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Funds’ Proxy Voting Policy and Procedures is attached as Appendix B.

Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the Commission’s website at http://www.sec.gov.

General Information

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and vote in the election of Trustees and generally on other matters submitted to the vote of shareholders. In the case of Retirement Reserves and the BBIF Funds, each class represents an interest in the same assets of the respective Fund and are identical in all respects, except that each class of shares bears certain expenses related to the distribution of such shares and has exclusive voting rights with respect to matters relating to such distribution expenditures. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all Trustees of the Fund. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund except under certain limited circumstances set forth in the Fund’s Declaration of Trust, as amended (the “Declaration”).

There normally will be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders may cause a meeting of shareholders to be held in accordance with the terms of the Fund’s Declaration or by-laws, as the case may be. Also, each Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new advisory arrangements, of a material increase in distribution fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Trustees shall continue to hold office from year to year and appoint successor Trustees. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except for any expenses which may be attributable to only one class, in the case of Retirement Reserves or the BBIF Funds. Shares issued are fully-paid and non-assessable by each Fund.

A copy of the Declaration establishing each Fund, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration provides that the name of each Fund refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their property for the satisfaction of any obligation or claim of the Fund but the “Trust Property” (as defined in the Declaration) only shall be liable.

Additional Information

Under a separate agreement, BlackRock has granted the Funds, as applicable, the right to use the “BlackRock” name and has reserved the right to withdraw its consent to the use of such name by a Fund if the Fund ceases to retain BlackRock as investment adviser or to grant the use of such name to any other company.

See Part I, Section VIII “General Information” of each Fund’s SAI for other general information about your Fund.

Appendix A

Description of Bond Ratings

A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody’s Long-Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are judged to be speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

 A-1

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Short-Term Obligation Ratings

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s US Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

 A-2

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s, a Division of McGraw-Hill Financial (“Standard & Poor’s”), Issue Credit Ratings

A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation, and the promise we impute;
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

 A-3

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default.
C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D	An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.
NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

 A-4

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D	A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

 A-5

Description of Standard & Poor’s Municipal Short-Term Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Standard & Poor’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of Not Rated or NR is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Fitch long-term obligations rating scales are as follows:

 A-6

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.
CC	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
C	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'RD' or 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Notes: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

 A-7

Fitch short-term ratings are as follows:

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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APPENDIX B

BlackRock U.S. Registered Funds

Open-End Fund Proxy Voting Policy

Procedures Governing Delegation of Proxy Voting to Fund Adviser

February 27, 2015

I.             INTRODUCTION

The Trustees/Directors (“Directors”) of the BlackRock Open-End Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. Individual series of the Funds may be specifically excluded from this Policy by the Directors by virtue of the adoption of alternative proxy voting policy for such series. The Directors have authorized BlackRock to utilize unaffiliated third-parties as its agents to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s corporate governance committee structure (the “Committee”), oversees the proxy voting function on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II.            PROXY VOTING POLICIES

A.            Boards of Directors

The Funds generally support the board’s nominees in the election of directors and generally support proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B.            Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

C.            Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D.            Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E.            Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

F.            Environmental and Social Issues

These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III.        CONFLICTS MANAGEMENT

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

IV.        REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

PART C. OTHER INFORMATION

Item 28.   Exhibits.

Exhibit Number			Description
1	(a)	—	Articles of Incorporation of Registrant.(a)
	(b)	—	Articles of Amendment to Registrant’s Articles of Incorporation.(b)
	(c)	—	Articles of Amendment to Registrant’s Articles of Incorporation increasing the number of authorized shares of Registrant.(c)
	(d)	—	Certificate of Correction of Articles of Amendment of Registrant.(d)
	(e)		Articles Supplementary to Registrant’s Articles of Incorporation relating to the redesignation of shares of common stock as Balanced Capital Strategy Portfolio Common Stock.(e)
	(f)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as High Yield Portfolio Common Stock.(f)
	(g)	—

Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Natural Resources Portfolio Common Stock and Global Allocation Strategy Portfolio Common Stock.(g)

	(h)	—	Form of Articles of Amendment to Registrant’s Articles of Incorporation increasing the number of authorized shares of Registrant(h)
	(i)	—

Articles Supplementary to Registrant’s Articles of Incorporation relating to the redesignation of shares of common stock as Balanced Portfolio Common Stock and increasing the authorized shares of Money Reserve Portfolio Common Stock.(i)

	(j)	—

Articles of Amendment to Articles Supplementary designating common stock of Merrill Lynch Global Strategy Portfolio, Merrill Lynch Growth Stock Portfolio, Merrill Lynch Long Term Corporate Bond Portfolio, and Merrill Lynch Multiple Strategy Portfolio.(n)

	(k)	—	Articles of Amendment to Articles Supplementary designating common stock of Merrill Lynch Capital Stock Portfolio.(m)
	(l)	—	Articles of Amendment to the Registrant’s Articles of Incorporation changing the name of the BlackRock Fundamental Growth Portfolio.(q)
	(m)	—	Articles of Amendment to the Registrant’s Articles of Incorporation changing the name of the BlackRock Money Market Portfolio.*
2		—	By-Laws of Registrant, as amended.(o)
3		—	Instruments Defining Rights of Shareholders. Incorporated by reference to Exhibits 1 and 2 above.
4		—	Form of Investment Advisory Agreement between the Registrant and BlackRock Advisors, LLC.(n)

C-1

Exhibit Number			Description
5		—	Form of Distribution Agreement between the Registrant and BlackRock Investments, LLC (“BRIL”) (formerly, BlackRock Investments, Inc.).(o)
6		—	None.
7	(a)	—	Form of Custodian Agreement between the Registrant and The Bank of New York Mellon.(j)
	(b)	—	Form of Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. (BlackRock Global Allocation Portfolio).(p)
8	(a)	—	Form of Transfer Agency and Shareholder Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc.(x)
	(b)	—

Form of Administration and Accounting Services Agreement between BlackRock Capital Appreciation Fund, Inc. and BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.).(l)

	(c)	—

Form of Joinder and Amendment to Administration and Accounting Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.).(w)

	(d)	—	Form of Third Amended and Restated Securities Lending Agency Agreement between the Registrant and BlackRock Investment Management, LLC.(v)
	(e)	—	Form of Second Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties.(t)
	(f)	—	Form of Seventh Amended and Restated Expense Limitation Agreement, by and between the Registrant and BlackRock Advisors, LLC, among others.(u)
9		—	Opinion of Rogers & Wells (incorporated by reference to Registrant’s Rule 24f-2 notice of February 20, 1997).
10		—	Consent of Deloitte & Touche LLP.*
11		—	None.
12		—	None.
13		—	None.
14		—	Rule 18f-3 Plan.(n)
15	(a)	—	Code of Ethics of the Registrant.(k)
	(b)	—	Code of Ethics of BRIL.(y)
	(c)	—	Code of Ethics of BlackRock Advisors, LLC.(s)
16		—	Power of Attorney.(r)

(*)	Filed herewith.
(a)	Incorporated by reference to Exhibit No. 21(a) filed with Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A ("Pre-Effective Amendment No. 2").

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(b)	Incorporated by reference to Exhibit 1(b) filed with Pre-Effective Amendment No. 2.
(c)	Incorporated by reference to Exhibit 1(c) filed with Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A ("Post-Effective Amendment No. 4").
(d)	Incorporated by reference to Exhibit 1(d) filed with Post-Effective Amendment No. 4.
(e)	Incorporated by reference to Exhibit 1(e) filed with Post-Effective Amendment No. 4.
(f)	Incorporated by reference to Exhibit 1(f) filed with Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A ("Post-Effective Amendment No. 5").
(g)	Incorporated by reference to Exhibit 1(g) filed with Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A.
(h)	Incorporated by reference to Exhibit 1(h) filed with Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A ("Post-Effective Amendment No. 9").
(i)	Incorporated by reference to Exhibit 1(i) filed with Post-Effective Amendment No. 9.
(j)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of The Asset Program, Inc. (File No. 33-53887), filed on March 21, 2002.
(k)

Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Value Opportunities Fund, Inc. (File No. 2-60836), filed on July 28, 2014.

(l)

Incorporated by reference to Exhibit 8(g) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of BlackRock Capital Appreciation Fund, Inc. (File No. 33-47875) filed on January 28, 2013.

(m)	Incorporated by reference to Exhibits 1(j) and 1(k) to Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A filed on April 25, 2003.
(n)	Incorporated by reference to Exhibit 14 to Post-Effective Amendment No. 30 to Registrant’s Registration Statement filed on December 28, 2004.
(o)	Incorporated by reference to an Exhibit to Post-Effective Amendment No. 38 to Registrant’s Registration Statement filed on April 14, 2009.
(p)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Master Large Cap Series Trust (File No. 811-09739), filed on January 30, 2002.

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(q)	Incorporated by reference to Exhibit 1(l) to Post-Effective Amendment No. 40 to the Registration Statement filed on April 20, 2010.
(r)	Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A of BlackRock Mid Cap Value Opportunities Series, Inc. (File No. 33-53887) filed on May 26, 2015.
(s)

Incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Value Opportunities Fund, Inc. (File No. 2-60836), filed on July 28, 2014.

(t)	Exhibit h(13) to Amendment No. 67 to the Registration Statement of Form N-1A of Master Investment Portfolio (Registration No. 811-08162), filed on April 29, 2015.
(u)	Incorporated by reference to Exhibit 8(f) of Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A of Funds for Institutions Series (File No. 33-14190), filed on August 26, 2015.
(v)

Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust (File No. 2-96581), filed on January 26, 2015.

(w)	Incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 148 to the Registration Statement on Form N-1A of BlackRock Funds II (File No. 333-142592), filed on January 28, 2015.
(x)	Incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 48 to Registrant’s Registration Statement on Form N-1A filed on April 18, 2014.
(y)

Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Value Opportunities Fund, Inc. (File No. 2-60836), filed on July 28, 2014.

Item 29.   Persons Controlled By or Under Common Control with Registrant.

        The Registrant does not control any other person. Except that substantially all of Registrant’s issued and outstanding shares are and will be held by Monarch Life Insurance Company for its Variable Account A and by separate accounts of Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York, the Registrant is not under common control with any other person.

C-4

Item 30.   Indemnification.

        Indemnification of BlackRock Advisors, LLC is provided for in Section 13 of the Third Amended and Restated Securities Lending Agency Agreement incorporated herein by reference as Exhibit 8(d).

        Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a “corporate representative”) of the Registrant, except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys’ fees and judgments, fines and amounts paid in settlement actually and reasonably incurred by the corporate representative in connection with the proceeding, if: (i) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant; and (ii) with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant. Under each Distribution Agreement, the Registrant has agreed to indemnify the Distributor against any loss, liability, claim, damage or expense arising out of any untrue statement of a material fact, or an omission to state a material fact, in any registration statement, prospectus or report to shareholders of the Registrant. Reference is made to Article VI of Registrant’s Certificate of Incorporation, Article VI of Registrant’s By-laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of each Distribution Incorporation, Article VI of Registrant’s By-law liability insurance policy for its officers and directors.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

        Article IV, Section 1 of the Registrant’s Bylaws provides:

        No Personal Liability of Directors or Officers. No Director, advisory board member or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Director, advisory board member or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such person shall not, on account thereof, be held to any personal liability. Any repeal or modification of the Charter or this Article IV Section 1 shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

C-5

Item 31.   Business and Other Connections of the Investment Adviser.

        BlackRock Advisors, LLC is an indirect wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, LLC was organized in 1994 for the purpose of providing advisory services to investment companies. The list required by this Item 31 of officers and directors of BlackRock Advisors, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

C-6

Item 32.   Principal Underwriters.

     (a) BlackRock Investments, LLC (“BRIL”) acts as the principal underwriter or placement agent, as applicable, for each of the following open-end registered investment companies, including the Registrant:

BBIF Government Securities Fund	BlackRock Multi-State Municipal Series Trust
BBIF Money Fund	BlackRock Municipal Bond Fund, Inc.
BBIF Tax-Exempt Fund	BlackRock Municipal Series Trust
BBIF Treasury Fund	BlackRock Natural Resources Trust
BIF Government Securities Fund	BlackRock Pacific Fund, Inc.
BIF Money Fund	BlackRock Series Fund, Inc.
BIF Multi-State Municipal Series Trust	BlackRock Series, Inc.
BIF Tax-Exempt Fund	BlackRock Value Opportunities Fund, Inc.
BIF Treasury Fund	BlackRock Variable Series Funds, Inc.
BlackRock Allocation Target Shares	BlackRock World Income Fund, Inc.
BlackRock Balanced Capital Fund, Inc.	FDP Series, Inc.
BlackRock Basic Value Fund, Inc.	Funds for Institutions Series
BlackRock Bond Fund, Inc.	iShares, Inc.
BlackRock California Municipal Series Trust	iShares Trust
BlackRock Capital Appreciation Fund, Inc.	iShares U.S. ETF Trust
BlackRock CoRI Funds	Managed Account Series
BlackRock Emerging Markets Fund, Inc.	Master Basic Value LLC
BlackRock Equity Dividend Fund	Master Bond LLC
BlackRock EuroFund	Master Focus Growth LLC
BlackRock Financial Institutions Series Trust	Master Government Securities LLC
BlackRock Focus Growth Fund, Inc.	Master Institutional Money Market LLC
BlackRock Funds	Master Investment Portfolio
BlackRock Funds II	Master Large Cap Series LLC
BlackRock Funds III	Master Money LLC
BlackRock Global Allocation Fund, Inc.	Master Tax-Exempt LLC
BlackRock Global SmallCap Fund, Inc.	Master Treasury LLC
BlackRock Index Funds, Inc.	Master Value Opportunities LLC
BlackRock Large Cap Series Funds, Inc.	Quantitative Master Series LLC
BlackRock Latin America Fund, Inc.	Ready Assets Prime Money Fund
BlackRock Liquidity Funds	Ready Assets U.S.A. Government Money Fund
BlackRock Long-Horizon Equity Fund	Ready Assets U.S. Treasury Money Fund
BlackRock Master LLC	Retirement Series Trust
BlackRock Mid Cap Value Opportunities Series, Inc.

C-7

BRIL also acts as the distributor for the following closed-end registered investment companies:

BlackRock Corporate High Yield Fund, Inc.

BlackRock Debt Strategies Fund, Inc.

BlackRock Floating Rate Income Strategies Fund, Inc.

BlackRock Limited Duration Income Trust

BlackRock Health Sciences Trust

BlackRock Preferred Partners LLC

     BRIL provides numerous financial services to BlackRock-advised funds and is the distributor of BlackRock’s open-end funds. These services include coordinating and executing Authorized Participation Agreements, preparing, reviewing and providing advice with respect to all sales literature and responding to Financial Industry Regulatory Authority comments on marketing materials.

     (b) Set forth below is information concerning each director and officer of BRIL. The principal business address of each such person is 40 East 52nd Street, New York, New York 10022.

Name	Position(s) and Office(s) with BRIL	Position(s) and Office(s) with Registrant
Robert Fairbairn	Chairman and Member, Board of Managers, Chief Executive Officer and Senior Managing Director	Director
Anne Ackerley	Managing Director	None
Matthew Mallow	General Counsel and Senior Managing Director	None
Russell McGranahan	Secretary and Managing Director	None
Ned Montenecourt	Chief Compliance Officer and Director	None
Saurabh Pathak	Chief Financial Officer and Director	None
Francis Porcelli	Managing Director and Member, Board of Managers	None
Brenda Sklar	Managing Director	None
Lisa Hill	Managing Director	None
Joseph Craven	Managing Director	None
Terri Slane	Director and Assistant Secretary	None
Chris Nugent	Director	None
Melissa Walker	Vice President and Assistant Secretary	None
Richard Prager	Member, Board of Managers	None
Christopher Vogel	Member, Board of Managers	None

        (c) Not applicable.

C-8

Item 33.   Location of Accounts and Records.

        All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of:

        (a) Registrant, 100 Bellevue Parkway, Wilmington, Delaware 19809.

        (b) BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser).

        (c) BlackRock Investment Management, LLC, 1 University Square Drive, Princeton, New Jersey 08540 (records relating to its functions as former sub-adviser).

        (d) BlackRock Financial Management, Inc., 55 East 52nd Street, New York, New York 10055 (records relating to its functions as former sub-adviser).

        (e) BlackRock Institutional Management Corporation, 100 Bellevue Parkway, Wilmington, Delaware, 19809 (records relating to its functions as sub-adviser).

        (f) BlackRock Asset Management U.K. Limited, 33 King William Street, London EC4R 9AS, England (records relating to its functions as former sub-adviser).

        (g) BlackRock International Limited, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom (records relating to its functions as former sub-adviser).

        (h) FAM Distributors, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (records relating to its functions as former distributor).

        (i) BlackRock Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 (records relating to its functions as former distributor).

        (j) BlackRock Investments, LLC, 40 East 52nd Street, New York, New York 10022 (records relating to its functions as distributor).

        (k) BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as transfer agent and dividend disbursing agent, and accounting agent).

        (l) State Street Bank and Trust Company, 100 Summer Street, Boston, Massachusetts 02110 (records relating to its functions as former accounting agent).

        (m) The Bank of New York Mellon, One Wall Street, New York, New York 10286 (records relating to its functions as custodian).

        (n) Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (records relating to its functions as custodian).

C-9

Item 34.   Management Services.

        Other than as set forth in the Prospectus constituting Part A of the Registration Statement and under the captions “Management of the Fund” and “Investment Management Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 35.   Undertakings.

        Not applicable.

C-10

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for the effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on September 1, 2015.

BlackRock Series Fund, Inc.
(Registrant)

By:	/s/ John M. Perlowski
(John M. Perlowski, President and Chief Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John M. Perlowski	Director, President and Chief Executive Officer (Principal Executive Officer)	September 1, 2015
(John M. Perlowski)

/s/ Neal J. Andrews	Chief Financial Officer (Principal Financial and Accounting Officer)	September 1, 2015
(Neal J. Andrews)

James H. Bodurtha*	Director
(James H. Bodurtha)

Bruce R. Bond*	Director
(Bruce R. Bond)

Valerie G. Brown*	Director
(Valerie G. Brown)

Donald W. Burton*	Director
(Donald W. Burton)

Stuart E. Eizenstat*	Director
(Stuart E. Eizenstat)

Kenneth A. Froot*	Director
(Kenneth A. Froot)

Robert M. Hernandez*	Director
(Robert M. Hernandez)

John F. O’Brien*	Director
(John F. O’Brien)

Donald C. Opatrny*	Director
(Donald C. Opatrny)

Roberta Cooper Ramo*	Director
(Roberta Cooper Ramo)

David H. Walsh*	Director
(David H. Walsh)

Fred G. Weiss*	Director
(Fred G. Weiss)

Robert Fairbairn*	Director
(Robert Fairbairn)

Henry Gabbay*	Director
(Henry Gabbay)
September 1, 2015
*By: /s/ Benjamin Archibald
(Benjamin Archibald, Attorney-In-Fact)

C-11

EXHIBIT INDEX

Exhibit Number	Description
1(m)	Articles of Amendment to the Registrant’s Articles of Incorporation changing the name of the BlackRock Money Market Portfolio.
10	Consent of Deloitte & Touche LLP, independent registered public accounting firm.